UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2017

*	This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2017

MFS® CORPORATE BOND FUND

MFB-ANN

MFS® CORPORATE BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying a new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	81.1%
High Yield Corporates	11.4%
U.S. Treasury Securities	2.1%
Emerging Markets Bonds	1.3%
Floating Rate Loans	1.1%
Commercial Mortgage-Backed Securities	0.1%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	1.1%
AA	2.4%
A	21.1%
BBB	58.2%
BB	11.2%
B	1.0%
CCC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	2.1%
Not Rated (o)	0.0%
Cash & Cash Equivalents	2.9%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	10.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 4/30/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2017, Class A shares of the MFS Corporate Bond Fund (“fund”) provided a total return of 2.73%, at net asset value. This compares with a return of 2.74% for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index (formerly “Barclays U.S. Credit Bond Index”).

Market environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Credit Bond Index, security selection in “BBB” rated (r) securities, and within both the communications and technology sectors, hurt results. A greater exposure to both the consumer non-cyclical and consumer cyclical sectors further detracted from relative performance. The fund’s yield curve (y) positioning, particularly a lesser exposure to two- and twenty-year key rates, also held back relative results as interest rates generally rose during the reporting period.

Conversely, a key factor that contributed to relative performance was the fund’s out-of-benchmark exposure to “BB” rated securities and a lesser exposure to “AAA”, “AA” and “A” rated securities. Within these credit quality segments, a lesser exposure to the sovereign sector, and security selection in the banking sector, strengthened relative performance. The fund’s shorter relative duration (d) stance further supported relative results.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	2.73%	3.74%	5.65%	N/A
B	9/07/93	2.04%	3.00%	4.89%	N/A
C	1/03/94	2.04%	2.99%	4.89%	N/A
I	1/02/97	2.99%	3.99%	5.91%	N/A
R1	4/01/05	2.04%	2.99%	4.88%	N/A
R2	10/31/03	2.55%	3.50%	5.40%	N/A
R3	4/01/05	2.73%	3.74%	5.65%	N/A
R4	4/01/05	3.06%	4.00%	5.92%	N/A
R6 (formerly Class R5)	6/01/12	3.09%	N/A	N/A	4.14%
Comparative benchmark
Bloomberg Barclays U.S. Credit Bond Index (f)		2.74%	3.63%	5.32%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.64)%	2.85%	5.19%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.95)%	2.64%	4.89%	N/A
C With CDSC (1% for 12 months) (v)		1.04%	2.99%	4.89%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays U.S. Credit Bond Index (formerly Barclays U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2016 through April 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period (p) 11/01/16-4/30/17
A	Actual	0.81%	$1,000.00	$1,002.69	$4.02
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
B	Actual	1.57%	$1,000.00	$999.63	$7.78
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
C	Actual	1.57%	$1,000.00	$999.60	$7.78
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
I	Actual	0.57%	$1,000.00	$1,003.93	$2.83
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R1	Actual	1.57%	$1,000.00	$999.61	$7.78
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
R2	Actual	1.07%	$1,000.00	$1,002.15	$5.31
	Hypothetical (h)	1.07%	$1,000.00	$1,019.49	$5.36
R3	Actual	0.82%	$1,000.00	$1,002.69	$4.07
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
R4	Actual	0.57%	$1,000.00	$1,004.66	$2.83
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R6	Actual	0.46%	$1,000.00	$1,004.47	$2.29
	Hypothetical (h)	0.46%	$1,000.00	$1,022.51	$2.31

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.2%
Lockheed Martin Corp., 3.55%, 1/15/2026	$9,857,000	$10,167,949

Asset-Backed & Securitized - 0.1%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.593%, 12/28/2040 (z)	$1,273,083	$969,641
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	71,633	7,234
Greenwich Capital Commercial Funding Corp., FRN, 5.951%, 7/10/2038	896,063	895,957
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.004%, 6/15/2049	224,167	224,048
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.842%, 7/15/2042 (n)(q)	1,688,958	440,784
LB Commercial Conduit Mortgage Trust, FRN, 1.161%, 2/18/2030 (i)	325,458	27
Morgan Stanley Capital I, Inc., FRN, 1.269%, 11/15/2030 (i)(n)	2,165,825	10,184

		$2,547,875
Automotive - 3.5%
Delphi Automotive PLC, 4.15%, 3/15/2024	$422,000	$444,772
General Motors Co., 6.6%, 4/01/2036	1,500,000	1,729,125
General Motors Co., 6.25%, 10/02/2043	10,919,000	11,928,767
General Motors Financial Co., Inc., 2.35%, 10/04/2019	32,777,000	32,746,386
General Motors Financial Co., Inc., 3.45%, 4/10/2022	11,528,000	11,646,416
General Motors Financial Co., Inc., 4%, 10/06/2026	10,385,000	10,323,043
General Motors Financial Co., Inc., 4.35%, 1/17/2027	6,485,000	6,578,721
Goodyear Tire & Rubber Co., 4.875%, 3/15/2027	8,879,000	8,879,000
Lear Corp., 4.75%, 1/15/2023	7,510,000	7,781,734
Lear Corp., 5.25%, 1/15/2025	17,224,000	18,268,584
Nissan Motor Acceptance Corp., 1.95%, 9/12/2017 (n)	15,896,000	15,918,302
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	22,571,000	23,475,420

		$149,720,270
Biotechnology - 0.5%
Life Technologies Corp., 6%, 3/01/2020	$19,411,000	$21,273,835

Broadcasting - 1.4%
Omnicom Group, Inc., 3.625%, 5/01/2022	$13,717,000	$14,305,761
Omnicom Group, Inc., 3.65%, 11/01/2024	3,435,000	3,513,971
Omnicom Group, Inc., 3.6%, 4/15/2026	11,456,000	11,543,925

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$5,075,000	$5,062,861
SES S.A., 3.6%, 4/04/2023 (n)	1,680,000	1,681,848
Time Warner, Inc., 3.8%, 2/15/2027	16,253,000	16,181,584
Time Warner, Inc., 5.35%, 12/15/2043	6,056,000	6,265,356

		$58,555,306
Brokerage & Asset Managers - 1.5%
CME Group, Inc., 3%, 3/15/2025	$10,133,000	$10,210,923
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	6,672,000	6,784,670
Intercontinental Exchange, Inc., 4%, 10/15/2023	16,230,000	17,253,318
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	10,952,000	11,398,820
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	16,712,000	16,733,391

		$62,381,122
Building - 1.3%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$7,431,000	$7,762,006
Masco Corp., 4.45%, 4/01/2025	5,390,000	5,731,564
Masco Corp., 4.375%, 4/01/2026	13,202,000	13,962,435
Mohawk Industries, Inc., 3.85%, 2/01/2023	11,265,000	11,579,294
Owens Corning, 4.2%, 12/15/2022	4,120,000	4,317,834
Owens Corning, 3.4%, 8/15/2026	10,397,000	10,124,599

		$53,477,732
Business Services - 2.4%
Cisco Systems, Inc., 2.2%, 2/28/2021	$14,891,000	$14,969,744
Equinix, Inc., 5.75%, 1/01/2025	15,055,000	16,108,850
Equinix, Inc., 5.375%, 5/15/2027	4,197,000	4,384,984
Fidelity National Information Services, Inc., 2%, 4/15/2018	1,475,000	1,478,524
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	4,532,000	4,641,860
Fidelity National Information Services, Inc., 5%, 10/15/2025	9,309,000	10,270,191
Fidelity National Information Services, Inc., 3%, 8/15/2026	13,572,000	13,004,025
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	6,787,000	6,617,311
Fiserv, Inc., 2.7%, 6/01/2020	8,911,000	9,026,540
MSCI, Inc., 5.75%, 8/15/2025 (n)	15,656,000	16,869,340
MSCI, Inc., 4.75%, 8/01/2026 (n)	5,205,000	5,348,138

		$102,719,507
Cable TV - 3.1%
Charter Communications Operating LLC, 6.384%, 10/23/2035	$31,910,000	$36,571,094
Comcast Corp., 4.2%, 8/15/2034	13,916,000	14,263,594
Comcast Corp., 4.65%, 7/15/2042	1,789,000	1,867,067
Comcast Corp., 4.75%, 3/01/2044	10,775,000	11,429,043
Cox Communications, Inc., 6.25%, 6/01/2018 (n)	1,735,000	1,810,339
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	2,215,000	2,222,398

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Sirius XM Radio, Inc., 5.75%, 8/01/2021 (n)	$8,536,000	$8,856,100
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,635,000	1,677,919
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	19,940,000	20,413,575
Time Warner Cable, Inc., 8.25%, 4/01/2019	6,150,000	6,829,796
Time Warner Cable, Inc., 5%, 2/01/2020	1,480,000	1,579,804
Time Warner Cable, Inc., 4.5%, 9/15/2042	9,034,000	8,286,319
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	1,734,000	2,352,719
Videotron Ltd., 5%, 7/15/2022	13,220,000	14,014,522

		$132,174,289
Chemicals - 0.6%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)	$13,552,000	$13,049,167
LyondellBasell Industries N.V., 5%, 4/15/2019	2,378,000	2,497,875
LyondellBasell Industries N.V., 6%, 11/15/2021	9,720,000	11,033,493

		$26,580,535
Computer Software - 1.5%
Microsoft Corp., 1.55%, 8/08/2021	$9,594,000	$9,403,588
Microsoft Corp., 3.45%, 8/08/2036	25,000,000	24,030,225
Microsoft Corp., 4.1%, 2/06/2037	13,500,000	14,044,307
Oracle Corp., 3.4%, 7/08/2024	9,697,000	10,068,783
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,807,258

		$65,354,161
Computer Software - Systems - 0.7%
Apple, Inc., 4.5%, 2/23/2036	$10,000,000	$10,973,400
Apple, Inc., 4.375%, 5/13/2045	3,713,000	3,874,464
Apple, Inc., 3.85%, 8/04/2046	8,346,000	8,088,008
Apple, Inc., 4.25%, 2/09/2047	4,778,000	4,928,402

		$27,864,274
Conglomerates - 0.7%
General Electric Capital Corp., 5.5%, 1/08/2020	$2,434,000	$2,668,971
Johnson Controls International PLC, 4.5%, 2/15/2047	3,906,000	3,995,205
Parker-Hannifin Corp., 4.1%, 3/01/2047 (n)	10,130,000	10,316,817
Roper Industries, Inc., 1.85%, 11/15/2017	12,204,000	12,213,299

		$29,194,292
Consumer Products - 0.7%
Hasbro, Inc., 5.1%, 5/15/2044	$9,929,000	$10,203,557
Mattel, Inc., 1.7%, 3/15/2018	2,812,000	2,808,319
Mattel, Inc., 5.45%, 11/01/2041	6,847,000	7,051,561
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	6,178,000	6,194,773
Newell Rubbermaid, Inc., 5.375%, 4/01/2036	4,080,000	4,622,620

		$30,880,830

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 1.8%
Priceline Group, Inc., 3.65%, 3/15/2025	$17,059,000	$17,397,485
Priceline Group, Inc., 3.6%, 6/01/2026	20,768,000	20,906,336
Service Corp. International, 5.375%, 1/15/2022	1,705,000	1,758,281
Service Corp. International, 5.375%, 5/15/2024	18,149,000	19,169,881
Visa, Inc., 4.15%, 12/14/2035	14,578,000	15,434,079

		$74,666,062
Containers - 1.3%
Ball Corp., 5%, 3/15/2022	$5,370,000	$5,732,475
Ball Corp., 4%, 11/15/2023	6,003,000	6,093,045
Ball Corp., 5.25%, 7/01/2025	10,370,000	11,199,600
Crown American LLC, 4.5%, 1/15/2023	10,828,000	11,179,910
Sealed Air Corp., 5.5%, 9/15/2025 (n)	20,780,000	22,234,600

		$56,439,630
Defense Electronics - 0.3%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$10,202,000	$11,065,936

Electrical Equipment - 0.2%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$4,412,000	$4,498,912
Molex Electronic Technologies LLC, 3.9%, 4/15/2025 (n)	5,906,000	5,912,739

		$10,411,651
Electronics - 2.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027 (n)	$35,463,000	$35,985,973
Flextronics International Ltd., 4.625%, 2/15/2020	16,917,000	17,789,850
Flextronics International Ltd., 4.75%, 6/15/2025	6,626,000	7,036,786
Jabil Circuit, Inc., 4.7%, 9/15/2022	3,601,000	3,781,050
NXP B.V./NXP Funding LLC, 4.125%, 6/15/2020 (n)	16,491,000	17,294,936
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)	9,403,000	10,119,979
Tyco Electronics Group S.A., 6.55%, 10/01/2017	2,450,000	2,500,083
Tyco Electronics Group S.A., 2.375%, 12/17/2018	1,303,000	1,313,768
Tyco Electronics Group S.A., 3.5%, 2/03/2022	11,088,000	11,452,429

		$107,274,854
Emerging Market Quasi-Sovereign - 0.7%
Petroleos Mexicanos, 4.875%, 1/18/2024	$18,000	$18,207
Petroleos Mexicanos, 6.5%, 3/13/2027 (n)	4,816,000	5,213,320
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (z)	26,102,000	25,980,356

		$31,211,883
Energy - Independent - 0.6%
Concho Resources, Inc., 4.375%, 1/15/2025	$11,802,000	$11,949,525
Continental Resources, Inc., 4.9%, 6/01/2044	9,389,000	8,144,958

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Pioneer Natural Resources Co., 7.5%, 1/15/2020	$5,653,000	$6,402,119

		$26,496,602
Energy - Integrated - 0.4%
BP Capital Markets PLC, 2.521%, 1/15/2020	$2,680,000	$2,718,707
Shell International Finance B.V., 3.75%, 9/12/2046	16,673,000	15,520,496

		$18,239,203
Entertainment - 0.9%
Carnival Corp., 1.875%, 12/15/2017	$4,565,000	$4,572,624
Six Flags Entertainment Corp., 5.5%, 4/15/2027 (n)	31,178,000	31,782,074

		$36,354,698
Financial Institutions - 1.7%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	$2,323,000	$2,466,266
Aircastle Ltd., 4.125%, 5/01/2024	18,898,000	19,219,266
CIT Group, Inc., 6.625%, 4/01/2018 (n)	7,448,000	7,786,884
GE Capital International Funding Co., 2.342%, 11/15/2020	7,038,000	7,084,113
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	3,221,000	3,438,240
International Lease Finance Corp., 5.875%, 8/15/2022	15,000,000	16,861,020
Navient Corp., 7.25%, 9/25/2023	16,598,000	17,344,910

		$74,200,699
Food & Beverages - 5.9%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$20,995,000	$22,102,696
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	15,541,000	15,966,015
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	30,325,000	32,531,295
Constellation Brands, Inc., 4.25%, 5/01/2023	39,599,000	42,311,056
Danone S.A., 2.077%, 11/02/2021 (n)	11,063,000	10,814,602
Danone S.A., 2.589%, 11/02/2023 (n)	25,885,000	25,211,291
J.M. Smucker Co., 2.5%, 3/15/2020	2,783,000	2,816,416
J.M. Smucker Co., 3.5%, 10/15/2021	12,140,000	12,653,741
J.M. Smucker Co., 4.375%, 3/15/2045	2,974,000	3,009,902
Kraft Heinz Foods Co., 3.5%, 7/15/2022	7,915,000	8,165,431
Kraft Heinz Foods Co., 3%, 6/01/2026	6,972,000	6,642,831
Kraft Heinz Foods Co., 5%, 7/15/2035	4,020,000	4,238,579
Kraft Heinz Foods Co., 6.5%, 2/09/2040	12,504,000	15,234,498
Molson Coors Brewing Co., 2.1%, 7/15/2021	7,092,000	6,960,833
Molson Coors Brewing Co., 4.2%, 7/15/2046	6,042,000	5,714,711
PepsiCo, Inc., 4.45%, 4/14/2046	6,411,000	6,877,977
Pernod Ricard S.A., 4.45%, 1/15/2022 (n)	4,451,000	4,788,488
SYSCO Corp., 2.5%, 7/15/2021	4,796,000	4,806,556
Tyson Foods, Inc., 4.5%, 6/15/2022	8,026,000	8,583,382
Tyson Foods, Inc., 5.15%, 8/15/2044	3,239,000	3,460,029

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	$4,831,000	$4,922,258
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	2,809,000	2,899,138

		$250,711,725
Food & Drug Stores - 0.9%
CVS Health Corp., 2.75%, 12/01/2022	$3,513,000	$3,515,621
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019	12,906,000	13,093,137
Walgreens Boots Alliance, Inc., 3.45%, 6/01/2026	15,679,000	15,422,178
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034	4,328,000	4,343,204

		$36,374,140
Forest & Paper Products - 0.6%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$13,758,000	$15,101,840
International Paper Co., 6%, 11/15/2041	5,640,000	6,788,411
Packaging Corp. of America, 3.9%, 6/15/2022	2,554,000	2,680,806

		$24,571,057
Gaming & Lodging - 0.3%
Wyndham Worldwide Corp., 2.5%, 3/01/2018	$7,176,000	$7,215,375
Wyndham Worldwide Corp., 5.1%, 10/01/2025	4,492,000	4,830,998

		$12,046,373
Insurance - 0.7%
American International Group, Inc., 3.875%, 1/15/2035	$6,000,000	$5,594,016
American International Group, Inc., 4.7%, 7/10/2035	9,821,000	10,067,939
American International Group, Inc., 4.5%, 7/16/2044	12,351,000	12,084,045
Unum Group, 4%, 3/15/2024	1,537,000	1,583,696

		$29,329,696
Insurance - Health - 1.3%
Aetna, Inc., 1.5%, 11/15/2017	$3,281,000	$3,280,341
Aetna, Inc., 2.8%, 6/15/2023	11,637,000	11,643,726
Anthem, Inc., 1.875%, 1/15/2018	9,382,000	9,389,909
Humana, Inc., 7.2%, 6/15/2018	10,075,000	10,648,247
UnitedHealth Group, Inc., 4.625%, 7/15/2035	20,120,000	22,087,877

		$57,050,100
Insurance - Property & Casualty - 2.1%
Aon Corp., 6.25%, 9/30/2040	$1,832,000	$2,214,031
Aon PLC, 4.6%, 6/14/2044	2,060,000	2,039,375
AXIS Capital Holdings Ltd., 5.875%, 6/01/2020	1,810,000	1,990,562
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	8,920,000	9,019,512
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067	1,838,000	1,819,620
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	3,464,000	3,480,648

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Chubb INA Holdings, Inc., 2.875%, 11/03/2022	$8,035,000	$8,138,973
CNA Financial Corp., 5.875%, 8/15/2020	6,010,000	6,659,044
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	11,230,000	11,583,161
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018	4,402,000	4,453,983
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	8,500,000	9,245,289
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	6,969,717
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	6,467,000	6,679,894
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	1,842,000	1,838,727
XL Group Ltd., 5.75%, 10/01/2021	6,890,000	7,708,387
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	4,913,000	4,918,404

		$88,759,327
Major Banks - 14.9%
Bank of America Corp., 2%, 1/11/2018	$25,000,000	$25,063,100
Bank of America Corp., 1.75%, 6/05/2018	4,800,000	4,805,995
Bank of America Corp., 7.625%, 6/01/2019	1,290,000	1,433,589
Bank of America Corp., 5.625%, 7/01/2020	360,000	395,385
Bank of America Corp., 3.124% to 1/20/2022, FRN to 1/20/2023	17,201,000	17,380,578
Bank of America Corp., 4.125%, 1/22/2024	16,866,000	17,725,407
Bank of America Corp., 3.875%, 8/01/2025	9,000,000	9,221,391
Bank of America Corp., 4.45%, 3/03/2026	23,347,000	24,152,845
Bank of America Corp., 3.5%, 4/19/2026	19,080,000	19,038,711
Bank of America Corp., FRN, 6.1%, 12/29/2049	18,007,000	19,289,999
Bank of New York Mellon Corp., 3.442 to 2/07/2027, FRN to 2/07/2028	23,523,000	23,994,542
Barclays PLC, 3.2%, 8/10/2021	10,000,000	10,106,910
Barclays PLC, 4.95%, 1/10/2047	25,077,000	25,759,320
Credit Agricole S.A., 4.125%, 1/10/2027 (n)	17,574,000	17,849,543
Goldman Sachs Group, Inc., 2.625%, 4/25/2021	11,876,000	11,886,736
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	25,624,000	26,038,929
Goldman Sachs Group, Inc., 4.8%, 7/08/2044	7,916,000	8,497,802
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	3,670,000	3,877,131
HSBC Holdings PLC, 3.4%, 3/08/2021	15,677,000	16,102,740
HSBC Holdings PLC, 2.65%, 1/05/2022	4,800,000	4,777,387
HSBC Holdings PLC, 4.375%, 11/23/2026	12,488,000	12,795,130
JPMorgan Chase & Co., 4.25%, 10/15/2020	6,107,000	6,499,259
JPMorgan Chase & Co., 2.295%, 8/15/2021	15,000,000	14,903,850
JPMorgan Chase & Co., 4.5%, 1/24/2022	26,589,000	28,758,370
JPMorgan Chase & Co., 3.25%, 9/23/2022	3,915,000	4,011,172
JPMorgan Chase & Co., 3.125%, 1/23/2025	22,031,000	21,799,608
JPMorgan Chase & Co., 3.2%, 6/15/2026	9,000,000	8,823,006
JPMorgan Chase & Co., 2.95%, 10/01/2026	16,291,000	15,650,666

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 3.54% to 5/01/2027, FRN to 5/01/2028	$18,887,000	$18,810,678
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 8/29/2049	15,247,000	17,198,616
Morgan Stanley, 2.5%, 4/21/2021	7,620,000	7,594,206
Morgan Stanley, 5.5%, 7/28/2021	5,652,000	6,292,298
Morgan Stanley, 2.625%, 11/17/2021	32,200,000	32,116,505
Morgan Stanley, 3.125%, 7/27/2026	38,307,000	36,962,003
Morgan Stanley, 3.95%, 4/23/2027	18,795,000	18,851,197
PNC Bank N.A., 2.6%, 7/21/2020	11,281,000	11,449,121
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	26,795,000	27,605,388
Wachovia Corp., 6.605%, 10/01/2025	7,936,000	9,491,797
Wells Fargo & Co., 3.069%, 1/24/2023	16,331,000	16,518,121
Wells Fargo & Co., 4.1%, 6/03/2026	12,997,000	13,471,066
Wells Fargo & Co., 5.9% to 6/15/2024, FRN to 12/29/2049	9,738,000	10,346,625
Wells Fargo & Co., 5.875% to 6/15/2025, FRN to 12/31/2049	6,631,000	7,194,635

		$634,541,357
Medical & Health Technology & Services - 2.1%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$1,460,000	$1,468,364
Becton, Dickinson and Co., 4.685%, 12/15/2044	9,974,000	9,691,576
HCA, Inc., 4.75%, 5/01/2023	9,090,000	9,544,500
HCA, Inc., 5.25%, 6/15/2026	10,033,000	10,697,686
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	4,792,000	4,800,204
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	8,278,000	8,204,160
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	1,177,000	1,192,595
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	9,452,000	9,493,296
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	14,540,000	13,946,259
Universal Health Services, Inc., 4.75%, 8/01/2022 (n)	11,190,000	11,505,110
Universal Health Services, Inc., 5%, 6/01/2026 (n)	7,502,000	7,729,536

		$88,273,286
Medical Equipment - 2.4%
Abbott Laboratories, 2.9%, 11/30/2021	$30,627,000	$30,920,162
Abbott Laboratories, 4.75%, 11/30/2036	21,877,000	22,656,849
Medtronic, Inc., 3.5%, 3/15/2025	32,749,000	33,814,292
Medtronic, Inc., 4.375%, 3/15/2035	3,458,000	3,659,453
Zimmer Holdings, Inc., 3.55%, 4/01/2025	10,000,000	9,965,750

		$101,016,506
Metals & Mining - 2.9%
Barrick Gold Corp., 3.85%, 4/01/2022	$3,225,000	$3,406,838
Barrick Gold Corp., 4.1%, 5/01/2023	11,918,000	12,959,133
Barrick North America Finance LLC, 4.4%, 5/30/2021	1,007,000	1,088,705
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	17,719,000	15,725,613
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	11,974,000	12,302,207

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Glencore Funding LLC, 4%, 4/16/2025 (n)	$7,423,000	$7,437,698
Glencore Funding LLC, 4%, 3/27/2027 (n)	21,861,000	21,762,560
Kinross Gold Corp., 5.95%, 3/15/2024	9,796,000	10,503,271
Southern Copper Corp., 6.75%, 4/16/2040	2,884,000	3,274,363
Southern Copper Corp., 5.25%, 11/08/2042	21,462,000	20,937,443
Steel Dynamics, Inc., 5%, 12/15/2026 (n)	12,510,000	12,791,475

		$122,189,306
Midstream - 4.6%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$5,122,000	$5,238,823
APT Pipelines Ltd., 5%, 3/23/2035 (n)	12,850,000	13,163,527
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	9,949,000	10,083,063
Enbridge, Inc., 5.5%, 12/01/2046	10,805,000	11,871,129
Enbridge, Inc., 6% to 1/15/2027, FRN to 1/15/2077	27,611,000	28,163,220
Energy Transfer Partners LP, 9.7%, 3/15/2019	1,560,000	1,769,286
Energy Transfer Partners LP, 5.2%, 2/01/2022	2,477,000	2,681,221
Enterprise Products Operating LLC, 5.2%, 9/01/2020	2,000,000	2,183,652
Enterprise Products Operating LLC, 3.9%, 2/15/2024	2,924,000	3,024,091
Enterprise Products Operating LLC, 4.45%, 2/15/2043	4,527,000	4,419,429
Enterprise Products Operating LLC, 4.85%, 3/15/2044	3,231,000	3,307,458
Enterprise Products Partners LP, 6.3%, 9/15/2017	2,590,000	2,635,416
Enterprise Products Partners LP, 7.034% to 1/15/2018, FRN to 1/15/2068	1,472,000	1,519,840
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	4,075,000	5,189,354
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	4,303,000	4,794,906
Kinder Morgan Energy Partners LP, 6.5%, 4/01/2020	5,018,000	5,559,558
Kinder Morgan Energy Partners LP, 3.5%, 3/01/2021	3,745,000	3,828,914
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	3,627,000	4,422,057
Kinder Morgan Energy Partners LP, 6.5%, 9/01/2039	1,000,000	1,122,156
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	5,922,000	6,019,399
ONEOK Partners LP, 2%, 10/01/2017	7,668,000	7,678,613
Phillips 66 Partners LP, 4.9%, 10/01/2046	9,059,000	8,862,075
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	12,865,000	14,168,109
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	1,257,000	1,374,180
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)	13,222,000	14,744,103
Sabine Pass Liquefaction LLC, 5%, 3/15/2027 (n)	7,084,000	7,476,602
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028 (n)	15,455,000	15,475,524
Spectra Energy Capital LLC, 8%, 10/01/2019	5,750,000	6,450,988

		$197,226,693
Natural Gas - Distribution - 0.4%
NiSource Finance Corp., 3.85%, 2/15/2023	$10,894,000	$11,237,749
NiSource Finance Corp., 4.8%, 2/15/2044	4,239,000	4,483,887

		$15,721,636

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - 3.3%
AT&T, Inc., 2.45%, 6/30/2020	$5,778,000	$5,786,551
AT&T, Inc., 3.8%, 3/01/2024	17,387,000	17,684,631
AT&T, Inc., 4.5%, 5/15/2035	13,000,000	12,312,287
AT&T, Inc., 4.75%, 5/15/2046	15,772,000	14,773,837
AT&T, Inc., 5.65%, 2/15/2047	17,526,000	18,514,940
Verizon Communications, Inc., 4.5%, 9/15/2020	25,714,000	27,442,649
Verizon Communications, Inc., 1.75%, 8/15/2021	8,069,000	7,795,646
Verizon Communications, Inc., 3%, 11/01/2021	12,119,000	12,263,749
Verizon Communications, Inc., 5.05%, 3/15/2034	8,076,000	8,264,623
Verizon Communications, Inc., “A”, 5.012%, 4/15/2049 (n)	16,468,000	16,161,234

		$141,000,147
Oils - 1.5%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$11,333,000	$11,695,305
Marathon Petroleum Corp., 4.75%, 9/15/2044	16,090,000	14,887,868
Valero Energy Corp., 3.4%, 9/15/2026	20,305,000	19,665,250
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	17,104,966

		$63,353,389
Other Banks & Diversified Financials - 4.9%
BPCE S.A., 4.5%, 3/15/2025 (n)	$6,746,000	$6,775,251
Capital One Financial Corp., 3.75%, 4/24/2024	7,016,000	7,134,507
Citigroup, Inc., 4.4%, 6/10/2025	8,354,000	8,595,038
Citigroup, Inc., 3.2%, 10/21/2026	35,061,000	33,883,441
Citizens Bank N.A., 2.25%, 3/02/2020	23,010,000	23,030,410
Citizens Bank N.A., 2.55%, 5/13/2021	9,910,000	9,912,418
Citizens Financial Group, Inc., 4.3%, 12/03/2025	9,478,000	9,867,669
Discover Bank, 7%, 4/15/2020	17,724,000	19,780,888
Discover Bank, 3.45%, 7/27/2026	16,852,000	16,403,501
Discover Financial Services, 3.95%, 11/06/2024	300,000	304,062
Discover Financial Services, 3.75%, 3/04/2025	3,622,000	3,589,485
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	3,146,000	3,790,930
ING Groep N.V., 3.95%, 3/29/2027	14,650,000	15,003,343
Macquarie Bank Ltd., 6.125% to 3/08/2027, FRN to 12/31/2065 (n)	6,524,000	6,641,432
SunTrust Banks, Inc., 2.7%, 1/27/2022	29,944,000	29,999,965
SunTrust Banks, Inc., 3.3%, 5/15/2026	12,305,000	12,053,351
U.S. Bancorp, 3%, 3/15/2022	2,601,000	2,666,709

		$209,432,400
Personal Computers & Peripherals - 0.5%
Equifax, Inc., 2.3%, 6/01/2021	$6,156,000	$6,107,244
Equifax, Inc., 3.3%, 12/15/2022	14,996,000	15,351,750

		$21,458,994

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - 2.3%
Actavis, Inc., 1.875%, 10/01/2017	$3,180,000	$3,182,461
Actavis, Inc., 3.25%, 10/01/2022	4,118,000	4,179,807
Biogen, Inc., 3.625%, 9/15/2022	12,455,000	12,974,075
Celgene Corp., 2.875%, 8/15/2020	18,498,000	18,864,371
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)	24,838,000	25,672,383
Gilead Sciences, Inc., 3.65%, 3/01/2026	15,567,000	15,836,138
Gilead Sciences, Inc., 4.5%, 2/01/2045	4,419,000	4,412,933
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021	14,055,000	13,882,292

		$99,004,460
Pollution Control - 0.2%
Republic Services, Inc., 5.25%, 11/15/2021	$6,200,000	$6,915,306

Precious Metals & Minerals - 0.2%
Teck Resources Ltd., 6%, 8/15/2040	$8,879,000	$9,134,271

Railroad & Shipping - 0.4%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$11,151,000	$12,278,433
Canadian Pacific Railway Co., 4.5%, 1/15/2022	6,058,000	6,521,558

		$18,799,991
Real Estate - Office - 0.2%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$3,355,000	$3,435,906
Boston Properties LP, REIT, 3.85%, 2/01/2023	3,562,000	3,712,028

		$7,147,934
Real Estate - Retail - 0.6%
DDR Corp., REIT, 3.625%, 2/01/2025	$6,848,000	$6,618,955
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	9,465,000	9,454,494
Simon Property Group, Inc., REIT, 4.375%, 3/01/2021	7,340,000	7,842,394

		$23,915,843
Retailers - 1.4%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044	$9,077,000	$8,102,257
Best Buy Co., Inc., 5%, 8/01/2018	8,415,000	8,731,858
Best Buy Co., Inc., 5.5%, 3/15/2021	17,673,000	19,221,826
Dollar General Corp., 4.15%, 11/01/2025	5,508,000	5,740,741
Home Depot, Inc., 3%, 4/01/2026	7,218,000	7,272,034
Home Depot, Inc., 4.875%, 2/15/2044	10,313,000	11,818,925

		$60,887,641
Specialty Chemicals - 0.1%
Ecolab, Inc., 2.25%, 1/12/2020	$600,000	$603,404
Ecolab, Inc., 4.35%, 12/08/2021	4,000,000	4,337,088

		$4,940,492

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 2.3%
American Tower Corp., REIT, 4.5%, 1/15/2018	$5,760,000	$5,867,827
American Tower Corp., REIT, 4.7%, 3/15/2022	7,973,000	8,584,075
American Tower Corp., REIT, 3.5%, 1/31/2023	3,999,000	4,067,903
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	12,508,897
Crown Castle International Corp., 5.25%, 1/15/2023	4,570,000	5,056,870
Crown Castle International Corp., 4.45%, 2/15/2026	15,364,000	16,253,745
Crown Castle International Corp., 4%, 3/01/2027	11,286,000	11,608,362
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,400,000	1,492,888
SBA Tower Trust, 2.898%, 10/15/2044 (n)	9,621,000	9,676,786
T-Mobile USA, Inc., 6%, 4/15/2024	21,678,000	23,488,113

		$98,605,466
Tobacco - 2.0%
Altria Group, Inc., 4%, 1/31/2024	$3,204,000	$3,398,787
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	17,708,000	18,569,742
Philip Morris International, Inc., 4.875%, 11/15/2043	7,949,000	8,667,454
Reynolds American, Inc., 2.3%, 8/21/2017	9,055,000	9,074,831
Reynolds American, Inc., 8.125%, 6/23/2019	6,504,000	7,300,129
Reynolds American, Inc., 6.875%, 5/01/2020	5,000,000	5,650,285
Reynolds American, Inc., 3.25%, 6/12/2020	1,586,000	1,634,365
Reynolds American, Inc., 4%, 6/12/2022	5,408,000	5,723,411
Reynolds American, Inc., 4.45%, 6/12/2025	19,045,000	20,311,207
Reynolds American, Inc., 5.7%, 8/15/2035	4,634,000	5,303,608

		$85,633,819
Transportation - Services - 0.3%
ERAC USA Finance LLC, 6.375%, 10/15/2017 (n)	$1,400,000	$1,427,867
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	2,391,000	2,451,662
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	3,679,000	4,624,161
ERAC USA Finance LLC, 5.625%, 3/15/2042 (n)	2,420,000	2,662,220
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,850,000	1,764,587

		$12,930,497
U.S. Treasury Obligations - 2.1%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$26,323,000	$29,358,358
U.S. Treasury Notes, 2%, 11/15/2026	60,000,000	58,542,180

		$87,900,538
Utilities - Electric Power - 5.0%
Alabama Power Co., 4.15%, 8/15/2044	$4,231,000	$4,248,229
American Electric Power Co., Inc., 1.65%, 12/15/2017	8,244,000	8,247,693
Berkshire Hathaway Energy, 4.5%, 2/01/2045	5,432,000	5,728,962
CMS Energy Corp., 6.25%, 2/01/2020	6,891,000	7,610,662
CMS Energy Corp., 5.05%, 3/15/2022	5,159,000	5,681,782
Dominion Resources, Inc., 2.5%, 12/01/2019	3,550,000	3,585,660

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
DTE Electric Co., 3.7%, 3/15/2045	$2,077,000	$2,024,174
Duke Energy Corp., 3.75%, 9/01/2046	13,123,000	12,020,537
EDP Finance B.V., 4.9%, 10/01/2019 (n)	3,533,000	3,710,166
EDP Finance B.V., 5.25%, 1/14/2021 (n)	6,828,000	7,308,336
Emera U.S. Finance LP, 2.7%, 6/15/2021	3,920,000	3,922,685
Emera U.S. Finance LP, 3.55%, 6/15/2026	4,478,000	4,443,564
Exelon Corp., 3.497%, 6/01/2022	17,819,000	18,171,709
Great Plains Energy, Inc., 3.15%, 4/01/2022	19,073,000	19,304,394
Great Plains Energy, Inc., 3.9%, 4/01/2027	13,319,000	13,454,667
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	22,319,000	22,462,266
PPL Capital Funding, Inc., 4.2%, 6/15/2022	2,500,000	2,642,768
PPL Capital Funding, Inc., 3.1%, 5/15/2026	14,911,000	14,477,328
PPL Capital Funding, Inc., 5%, 3/15/2044	5,193,000	5,599,191
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	5,693,000	6,175,675
Public Service Enterprise Group, 2%, 11/15/2021	20,489,000	19,922,172
Southern Co., 2.95%, 7/01/2023	8,880,000	8,836,444
Southern Co., 4.4%, 7/01/2046	13,396,000	13,326,930

		$212,905,994
Total Bonds (Identified Cost, $3,955,573,633)		$4,041,031,579

Floating Rate Loans (g)(r) - 1.1%
Aerospace - 0.4%
TransDigm, Inc., Term Loan C, 4.11%, 2/28/2020	$14,844,961	$14,867,229

Automotive - 0.2%
Allison Transmission, Inc., Term Loan B, 2.99%, 8/23/2019	$7,603,136	$7,671,777

Gaming & Lodging - 0.2%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/2023	$10,105,358	$10,160,624

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 3.74%, 6/24/2021	$13,336,672	$13,472,426
Total Floating Rate Loans (Identified Cost, $46,103,401)		$46,172,056

Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 0.78% (v) (Identified Cost, $138,246,282)	138,260,099	$138,260,099
Total Investments (Identified Cost, $4,139,923,316)		$4,225,463,734

Other Assets, Less Liabilities - 0.6%		27,197,614
Net Assets - 100.0%		$4,252,661,348

23

Portfolio of Investments – continued

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $663,507,692 representing 15.6% of net assets.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.593%, 12/28/2040	3/01/06	$1,273,083	$969,641
BlackRock Capital Finance LP, 7.75%, 9/25/2026	10/10/96-1/03/97	70,112	7,234
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022	4/26/17	26,065,718	25,980,356
Total Restricted Securities			$26,957,231
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,001,677,034)	$4,087,203,635
Underlying affiliated funds, at value (identified cost, $138,246,282)	138,260,099
Total investments, at value (identified cost, $4,139,923,316)	$4,225,463,734
Cash	636,846
Receivables for
Fund shares sold	24,743,611
Interest	39,708,081
Other assets	11,496
Total assets	$4,290,563,768
Liabilities
Payables for
Distributions	$1,628,923
Investments purchased	26,065,718
Fund shares reacquired	8,185,511
Payable to affiliates
Investment adviser	181,356
Shareholder servicing costs	1,262,472
Distribution and service fees	82,014
Payable for independent Trustees’ compensation	18,898
Accrued expenses and other liabilities	477,528
Total liabilities	$37,902,420
Net assets	$4,252,661,348
Net assets consist of
Paid-in capital	$4,201,826,266
Unrealized appreciation (depreciation) on investments	85,540,418
Accumulated net realized gain (loss) on investments	(31,114,419)
Accumulated distributions in excess of net investment income	(3,590,917)
Net assets	$4,252,661,348
Shares of beneficial interest outstanding	305,593,782

25

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,597,200,670	114,709,085	$13.92
Class B	61,122,529	4,398,993	13.89
Class C	242,889,185	17,499,332	13.88
Class I	2,005,193,166	144,116,532	13.91
Class R1	6,779,767	488,106	13.89
Class R2	49,947,980	3,586,934	13.92
Class R3	61,292,262	4,402,074	13.92
Class R4	169,660,871	12,182,595	13.93
Class R6 (formerly Class R5)	58,574,918	4,210,131	13.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.54 [100 / 95.75 x $13.92]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$136,213,740
Dividends from underlying affiliated funds	749,233
Other	7,290
Total investment income	$136,970,263
Expenses
Management fee	$13,690,499
Distribution and service fees	8,107,666
Shareholder servicing costs	4,251,105
Administrative services fee	562,385
Independent Trustees’ compensation	53,719
Custodian fee	228,722
Reimbursement of custodian expenses	(27,398)
Shareholder communications	625,534
Audit and tax fees	72,711
Legal fees	38,105
Miscellaneous	561,879
Total expenses	$28,164,927
Fees paid indirectly	(2,424)
Reduction of expenses by investment adviser and distributor	(304,517)
Net expenses	$27,857,986
Net investment income	$109,112,277
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$10,740,981
Underlying affiliated funds	(11,905)
Net realized gain (loss) on investments	$10,729,076
Change in unrealized appreciation (depreciation) on investments	$(19,563,041)
Net realized and unrealized gain (loss) on investments	$(8,833,965)
Change in net assets from operations	$100,278,312

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2017	2016
Change in net assets
From operations
Net investment income	$109,112,277	$89,528,056
Net realized gain (loss) on investments	10,729,076	(13,662,048)
Net unrealized gain (loss) on investments	(19,563,041)	6,691,409
Change in net assets from operations	$100,278,312	$82,557,417
Distributions declared to shareholders
From net investment income	$(115,352,326)	$(93,714,442)
From net realized gain on investments	—	(7,212,382)
Total distributions declared to shareholders	$(115,352,326)	$(100,926,824)
Change in net assets from fund share transactions	$1,176,131,453	$304,232,659
Total change in net assets	$1,161,057,439	$285,863,252
Net assets
At beginning of period	3,091,603,909	2,805,740,657
At end of period (including accumulated distributions in excess of net investment income of $3,590,917 and $2,136,796, respectively)	$4,252,661,348	$3,091,603,909

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.99		$14.11	$14.02	$14.38	$13.86
Income (loss) from investment operations
Net investment income (d)	$0.42	(c)	$0.44	$0.46	$0.44	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.13	(0.28)	0.61
Total from investment operations	$0.38		$0.38	$0.59	$0.16	$1.07
Less distributions declared to shareholders
From net investment income	$(0.45)		$(0.46)	$(0.50)	$(0.48)	$(0.55)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.45)		$(0.50)	$(0.50)	$(0.52)	$(0.55)
Net asset value, end of period (x)	$13.92		$13.99	$14.11	$14.02	$14.38
Total return (%) (r)(s)(t)(x)	2.73	(c)	2.83	4.27	1.18	7.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	(c)	0.83	0.83	0.82	0.83
Expenses after expense reductions (f)	0.80	(c)	0.82	0.82	0.81	0.83
Net investment income	3.04	(c)	3.24	3.26	3.19	3.24
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$1,597,201		$1,709,595	$1,572,022	$1,489,744	$1,766,159

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.96		$14.08	$13.99	$14.35	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.34	$0.35	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)		(0.06)	0.13	(0.29)	0.62
Total from investment operations	$0.27		$0.28	$0.48	$0.05	$0.97
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.36)	$(0.39)	$(0.37)	$(0.44)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.34)		$(0.40)	$(0.39)	$(0.41)	$(0.44)
Net asset value, end of period (x)	$13.89		$13.96	$14.08	$13.99	$14.35
Total return (%) (r)(s)(t)(x)	1.96	(c)	2.06	3.49	0.42	7.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	(c)	1.58	1.58	1.57	1.58
Expenses after expense reductions (f)	1.55	(c)	1.57	1.57	1.57	1.58
Net investment income	2.30	(c)	2.50	2.52	2.44	2.51
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$61,123		$72,298	$80,296	$87,094	$112,822

Class C	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.94		$14.06	$13.97	$14.33	$13.81
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.34	$0.35	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.13	(0.29)	0.61
Total from investment operations	$0.28		$0.28	$0.48	$0.05	$0.96
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.36)	$(0.39)	$(0.37)	$(0.44)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.34)		$(0.40)	$(0.39)	$(0.41)	$(0.44)
Net asset value, end of period (x)	$13.88		$13.94	$14.06	$13.97	$14.33
Total return (%) (r)(s)(t)(x)	2.04	(c)	2.06	3.50	0.42	7.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	(c)	1.58	1.58	1.57	1.58
Expenses after expense reductions (f)	1.56	(c)	1.57	1.57	1.57	1.58
Net investment income	2.30	(c)	2.50	2.52	2.45	2.49
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$242,889		$264,424	$271,920	$276,008	$412,671

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.98		$14.11	$14.01	$14.38	$13.86
Income (loss) from investment operations
Net investment income (d)	$0.45	(c)	$0.47	$0.49	$0.47	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.14	(0.29)	0.61
Total from investment operations	$0.41		$0.41	$0.63	$0.18	$1.10
Less distributions declared to shareholders
From net investment income	$(0.48)		$(0.50)	$(0.53)	$(0.51)	$(0.58)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.48)		$(0.54)	$(0.53)	$(0.55)	$(0.58)
Net asset value, end of period (x)	$13.91		$13.98	$14.11	$14.01	$14.38
Total return (%) (r)(s)(x)	2.99	(c)	3.01	4.60	1.36	8.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(c)	0.57	0.58	0.57	0.58
Expenses after expense reductions (f)	0.56	(c)	0.57	0.57	0.57	0.58
Net investment income	3.25	(c)	3.48	3.50	3.43	3.44
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$2,005,193		$720,809	$553,364	$446,377	$666,992

Class R1	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.95		$14.07	$13.98	$14.34	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.34	$0.36	$0.34	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.12	(0.29)	0.60
Total from investment operations	$0.28		$0.28	$0.48	$0.05	$0.96
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.36)	$(0.39)	$(0.37)	$(0.44)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.34)		$(0.40)	$(0.39)	$(0.41)	$(0.44)
Net asset value, end of period (x)	$13.89		$13.95	$14.07	$13.98	$14.34
Total return (%) (r)(s)(x)	2.04	(c)	2.06	3.49	0.42	7.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	(c)	1.58	1.58	1.57	1.58
Expenses after expense reductions (f)	1.56	(c)	1.57	1.57	1.57	1.58
Net investment income	2.30	(c)	2.50	2.53	2.44	2.58
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$6,780		$7,145	$7,978	$21,548	$8,672

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.99		$14.11	$14.02	$14.38	$13.86
Income (loss) from investment operations
Net investment income (d)	$0.39	(c)	$0.41	$0.42	$0.41	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)		(0.06)	0.13	(0.29)	0.60
Total from investment operations	$0.34		$0.35	$0.55	$0.12	$1.03
Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.43)	$(0.46)	$(0.44)	$(0.51)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.41)		$(0.47)	$(0.46)	$(0.48)	$(0.51)
Net asset value, end of period (x)	$13.92		$13.99	$14.11	$14.02	$14.38
Total return (%) (r)(s)(x)	2.47	(c)	2.58	4.01	0.93	7.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	(c)	1.08	1.08	1.07	1.08
Expenses after expense reductions (f)	1.05	(c)	1.07	1.07	1.07	1.08
Net investment income	2.79	(c)	3.00	3.01	2.94	3.03
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$49,948		$58,938	$74,307	$77,290	$73,594

Class R3	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.99		$14.11	$14.02	$14.38	$13.86
Income (loss) from investment operations
Net investment income (d)	$0.43	(c)	$0.44	$0.46	$0.44	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)		(0.06)	0.13	(0.28)	0.61
Total from investment operations	$0.38		$0.38	$0.59	$0.16	$1.07
Less distributions declared to shareholders
From net investment income	$(0.45)		$(0.46)	$(0.50)	$(0.48)	$(0.55)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.45)		$(0.50)	$(0.50)	$(0.52)	$(0.55)
Net asset value, end of period (x)	$13.92		$13.99	$14.11	$14.02	$14.38
Total return (%) (r)(s)(x)	2.73	(c)	2.83	4.27	1.18	7.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	(c)	0.83	0.83	0.82	0.83
Expenses after expense reductions (f)	0.80	(c)	0.82	0.82	0.82	0.83
Net investment income	3.04	(c)	3.24	3.26	3.19	3.26
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$61,292		$65,655	$69,696	$63,349	$68,674
See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$13.99		$14.11	$14.02	$14.38	$13.87
Income (loss) from investment operations
Net investment income (d)	$0.46	(c)	$0.48	$0.49	$0.48	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.14	(0.29)	0.60
Total from investment operations	$0.42		$0.42	$0.63	$0.19	$1.09
Less distributions declared to shareholders
From net investment income	$(0.48)		$(0.50)	$(0.54)	$(0.51)	$(0.58)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.48)		$(0.54)	$(0.54)	$(0.55)	$(0.58)
Net asset value, end of period (x)	$13.93		$13.99	$14.11	$14.02	$14.38
Total return (%) (r)(s)(x)	3.06	(c)	3.09	4.53	1.43	8.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(c)	0.58	0.58	0.57	0.58
Expenses after expense reductions (f)	0.56	(c)	0.57	0.57	0.57	0.58
Net investment income	3.29	(c)	3.49	3.51	3.44	3.46
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$169,661		$148,266	$150,116	$139,924	$144,755

Class R6 (formerly Class R5)	Years ended 4/30
	2017		2016	2015	2014	2013 (i)
Net asset value, beginning of period	$13.98		$14.10	$14.01	$14.38	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.47	(c)	$0.49	$0.51	$0.49	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.06)	0.13	(0.29)	0.64
Total from investment operations	$0.43		$0.43	$0.64	$0.20	$1.10
Less distributions declared to shareholders
From net investment income	$(0.50)		$(0.51)	$(0.55)	$(0.53)	$(0.54)
From net realized gain on investments	—		(0.04)	—	(0.04)	—
Total distributions declared to shareholders	$(0.50)		$(0.55)	$(0.55)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$13.91		$13.98	$14.10	$14.01	$14.38
Total return (%) (r)(s)(x)	3.09	(c)	3.20	4.64	1.47	8.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	(c)	0.46	0.47	0.46	0.49	(a)
Expenses after expense reductions (f)	0.45	(c)	0.45	0.46	0.46	0.49	(a)
Net investment income	3.39	(c)	3.57	3.61	3.57	3.52	(a)
Portfolio turnover	28		30	29	31	47
Net assets at end of period (000 omitted)	$58,575		$44,475	$26,041	$18,414	$110

See Notes to Financial Statements

33

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

35

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

36

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$87,900,538	$—	$87,900,538
Non-U.S. Sovereign Debt	—	31,211,883	—	31,211,883
U.S. Corporate Bonds	—	3,376,045,010	—	3,376,045,010
Residential Mortgage-Backed Securities	—	7,234	—	7,234
Commercial Mortgage-Backed Securities	—	1,571,000	—	1,571,000
Asset-Backed Securities (including CDOs)	—	969,641	—	969,641
Foreign Bonds	—	543,326,273	—	543,326,273
Floating Rate Loans	—	46,172,056	—	46,172,056
Mutual Funds	138,260,099	—	—	138,260,099
Total Investments	$138,260,099	$4,087,203,635	$—	$4,225,463,734

For further information regarding security characteristics, see the Portfolio of Investments.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

37

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

38

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/17	4/30/16
Ordinary income (including any short-term capital gains)	$115,352,326	$94,800,699
Long-term capital gains	—	6,126,125
Total distributions	$115,352,326	$100,926,824

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/17
Cost of investments	$4,156,754,860
Gross appreciation	97,752,870
Gross depreciation	(29,043,996)
Net unrealized appreciation (depreciation)	$68,708,874
Undistributed ordinary income	7,438,478
Capital loss carryforwards	(14,282,875)
Other temporary differences	(11,029,395)

As of April 30, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(14,282,875)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

39

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/17	Year ended 4/30/16	Year ended 4/30/17	Year ended 4/30/16
Class A	$54,890,580	$53,248,065	$—	$4,111,408
Class B	1,676,152	1,949,424	—	190,472
Class C	6,449,209	6,856,022	—	667,886
Class I	41,196,697	20,655,986	—	1,424,795
Class R1	169,923	192,706	—	18,317
Class R2	1,667,753	2,011,020	—	154,115
Class R3	2,063,656	2,205,585	—	166,473
Class R4	5,502,187	5,262,353	—	373,145
Class R6 (formerly Class R5)	1,736,169	1,333,281	—	105,771
Total	$115,352,326	$93,714,442	$—	$7,212,382

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2017, this management fee reduction amounted to $256,368, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $325,071 for the year ended April 30, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

40

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,283,752
Class B	0.75%	0.25%	1.00%	1.00%	683,040
Class C	0.75%	0.25%	1.00%	1.00%	2,628,522
Class R1	0.75%	0.25%	1.00%	1.00%	69,251
Class R2	0.25%	0.25%	0.50%	0.50%	282,149
Class R3	—	0.25%	0.25%	0.25%	160,952
Total Distribution and Service Fees					$8,107,666

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2017, this rebate amounted to $47,495, $156, $359, and $139 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2017, were as follows:

Amount
Class A	$75,951
Class B	147,186
Class C	51,742

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2017, the fee was $410,079, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,841,026.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

41

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,976 and the Retirement Deferral plan resulted in an expense of $666. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $18,700 at April 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2017, the fee paid by the fund under this agreement was $6,781 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 12 shares of Class R1, 15 shares of Class R3, and 8,239 shares of Class R6 for an aggregate amount of $112,996.

On March 16, 2016, MFS redeemed 61,957 shares of Class I for an aggregate amount of $845,709.

42

Notes to Financial Statements – continued

On March 16, 2017, MFS redeemed 86,129 shares of Class I for an aggregate amount of $1,179,105.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended April 30, 2017, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,734,300.

(4) Portfolio Securities

For the year ended April 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $2,163,642,042 and $974,326,787, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	43,275,849	$604,285,516	29,647,513	$405,299,507
Class B	415,882	5,829,135	416,462	5,675,368
Class C	3,650,048	51,046,388	4,318,530	58,787,762
Class I	121,326,111	1,687,489,235	26,617,706	363,905,319
Class R1	112,809	1,571,358	93,374	1,272,458
Class R2	774,206	10,828,688	880,893	12,042,688
Class R3	940,755	13,162,478	821,723	11,225,006
Class R4	4,430,292	62,192,360	2,694,386	36,820,120
Class R6 (formerly Class R5)	1,729,902	23,933,059	1,642,193	22,400,394
	176,655,854	$2,460,338,217	67,132,780	$917,428,622

Shares issued to shareholders in reinvestment of distributions
Class A	3,752,234	$52,508,291	4,001,477	$54,708,350
Class B	114,438	1,598,234	148,311	2,022,930
Class C	397,613	5,545,735	454,830	6,197,810
Class I	2,478,105	34,555,573	1,357,019	18,553,839
Class R1	12,148	169,558	15,470	210,960
Class R2	112,881	1,579,804	149,012	2,037,988
Class R3	147,169	2,059,110	173,216	2,368,502
Class R4	371,198	5,194,054	411,857	5,633,780
Class R6 (formerly Class R5)	91,787	1,282,388	82,160	1,122,587
	7,477,573	$104,492,747	6,793,352	$92,856,746

43

Notes to Financial Statements – continued

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(54,555,793)	$(760,048,870)	(22,815,835)	$(311,662,431)
Class B	(1,311,838)	(18,278,326)	(1,087,305)	(14,839,131)
Class C	(5,516,287)	(76,625,651)	(5,139,781)	(70,009,793)
Class I	(31,250,235)	(435,337,120)	(15,642,884)	(213,585,077)
Class R1	(148,989)	(2,077,558)	(163,583)	(2,229,254)
Class R2	(1,514,029)	(21,140,945)	(2,082,145)	(28,504,971)
Class R3	(1,380,292)	(19,268,712)	(1,239,748)	(16,968,306)
Class R4	(3,217,421)	(44,764,480)	(3,143,596)	(42,950,488)
Class R6 (formerly Class R5)	(793,884)	(11,157,849)	(388,533)	(5,303,258)
	(99,688,768)	$(1,388,699,511)	(51,703,410)	$(706,052,709)

Net change
Class A	(7,527,710)	$(103,255,063)	10,833,155	$148,345,426
Class B	(781,518)	(10,850,957)	(522,532)	(7,140,833)
Class C	(1,468,626)	(20,033,528)	(366,421)	(5,024,221)
Class I	92,553,981	1,286,707,688	12,331,841	168,874,081
Class R1	(24,032)	(336,642)	(54,739)	(745,836)
Class R2	(626,942)	(8,732,453)	(1,052,240)	(14,424,295)
Class R3	(292,368)	(4,047,124)	(244,809)	(3,374,798)
Class R4	1,584,069	22,621,934	(37,353)	(496,588)
Class R6 (formerly Class R5)	1,027,805	14,057,598	1,335,820	18,219,723
	84,444,659	$1,176,131,453	22,222,722	$304,232,659

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2017, the fund’s commitment fee and interest expense were $26,323 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

44

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	185,634,149	1,479,464,614	(1,526,838,664)	138,260,099

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(11,905)	$—	$749,233	$138,260,099

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Corporate Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Corporate Bond Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2017

46

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of MFS Series Trust IX, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	11,171,832,602.936	252,472,528.667
John A. Caroselli	11,186,044,584.973	238,260,546.630
Maureen R. Goldfarb	11,208,124,346.427	216,180,785.176
David H. Gunning	11,163,246,508.275	261,058,612.718
Michael Hegarty	11,170,568,782.158	253,736,338.835
John P. Kavanaugh	11,208,427,333.961	215,877,787.032
Robert J. Manning	11,189,217,563.222	235,087,557.771
Clarence Otis, Jr.	11,177,063,549.895	247,241,581.708
Maryanne L. Roepke	11,215,816,195.425	208,488,936.178
Robin A. Stelmach	11,209,287,785.516	215,017,346.087
Laurie J. Thomsen	11,198,628,937.494	225,676,194.110

47

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 56)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Richard Hawkins
Robert Persons

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

54

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

55

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2017

MFS® LIMITED MATURITY FUND

MQL-ANN

MFS® LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying a new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	60.6%
U.S. Treasury Securities	17.5%
Asset-Backed Securities	9.4%
Collateralized Debt Obligations	8.8%
Non-U.S. Government Bonds	4.4%
Emerging Markets Bonds	3.3%
Mortgage-Backed Securities	1.0%
Residential Mortgage-Backed Securities	1.0%
U.S. Government Agencies	0.6%
High Yield Corporates	0.6%
Commercial Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	12.0%
AA	16.3%
A	27.3%
BBB	31.4%
BB	0.7%
B	0.1%
CCC (o)	0.0%
CC	0.1%
C	0.2%
D (o)	0.0%
U.S. Government	5.9%
Federal Agencies	1.6%
Not Rated	11.8%
Cash & Cash Equivalents	4.3%
Other	(11.7)%

Portfolio facts (i)
Average Duration (d)	1.9
Average Effective Maturity (m)	2.7 yrs.

Issuer country weightings (i)(x)
United States	68.7%
Canada	4.6%
United Kingdom	4.5%
France	3.2%
Japan	2.9%
Sweden	2.7%
Netherlands	2.6%
Switzerland	2.5%
Australia	2.1%
Other Countries	6.2%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 4/30/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2017, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 1.12%, at net asset value. This compares with a return of 0.76% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (formerly “Barclays 1-3 Year U.S. Government/Credit Bond Index”).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s greater exposure to the financial institutions, industrials and asset-backed securities (ABS) sectors contributed to performance. Additionally, the fund’s lesser exposure to the treasury sector also helped relative returns. The fund’s shorter duration (d) stance further benefited relative performance as interest rates rose during the period.

Relative to the benchmark, the fund’s positioning along the yield curve(y) detracted from performance.

Respectfully,

Philipp Burgener	Alexander Mackey
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective February 1, 2017, James Calmas is no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Philipp Burgener and Alexander Mackey became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	1.12%	1.03%	2.05%	N/A
B	9/07/93	0.35%	0.27%	1.30%	N/A
C	7/01/94	0.26%	0.18%	1.19%	N/A
I	1/02/97	1.27%	1.15%	2.20%	N/A
R1	4/01/05	0.26%	0.18%	1.20%	N/A
R2	10/31/03	0.70%	0.78%	1.79%	N/A
R3	4/01/05	1.02%	0.97%	1.94%	N/A
R4	4/01/05	1.10%	1.15%	2.18%	N/A
R6 (formerly Class R5)	9/04/12	1.17%	N/A	N/A	1.11%
529A	7/31/02	0.90%	0.95%	1.95%	N/A
529B	7/31/02	0.13%	0.21%	1.21%	N/A
529C	7/31/02	0.05%	0.13%	1.10%	N/A
Comparative benchmark
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		0.76%	0.93%	2.32%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(1.41)%	0.52%	1.80%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.65)%	(0.12)%	1.30%	N/A
C With CDSC (1% for 12 months) (v)		(0.74)%	0.18%	1.19%	N/A
529A With Initial Sales Charge (2.50%)		(1.62)%	0.44%	1.69%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.86)%	(0.18)%	1.21%	N/A
529C With CDSC (1% for 12 months) (v)		(0.95)%	0.13%	1.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective	August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (formerly Barclays 1-3 Year U.S. Government/Credit Bond Index) – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2016 through April 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period (p) 11/01/16-4/30/17
A	Actual	0.70%	$1,000.00	$1,005.15	$3.48
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
B	Actual	1.45%	$1,000.00	$999.55	$7.19
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
C	Actual	1.55%	$1,000.00	$999.22	$7.68
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
I	Actual	0.56%	$1,000.00	$1,004.21	$2.78
	Hypothetical (h)	0.56%	$1,000.00	$1,022.02	$2.81
R1	Actual	1.55%	$1,000.00	$999.21	$7.68
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
R2	Actual	0.95%	$1,000.00	$1,002.22	$4.72
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
R3	Actual	0.80%	$1,000.00	$1,002.98	$3.97
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R4	Actual	0.55%	$1,000.00	$1,004.23	$2.73
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
R6	Actual	0.49%	$1,000.00	$1,004.56	$2.44
	Hypothetical (h)	0.49%	$1,000.00	$1,022.36	$2.46
529A	Actual	0.75%	$1,000.00	$1,003.22	$3.73
	Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76
529B	Actual	1.51%	$1,000.00	$999.37	$7.49
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
529C	Actual	1.59%	$1,000.00	$999.01	$7.88
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

4/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.3%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 19.3%
A Voce CLO Ltd., 2014-1A, “A2R”, FRN, 2.573%, 7/15/2026 (n)	$4,318,000	$4,307,273
A Voce CLO Ltd., 2014-1A, “BR”, FRN, 3.173%, 7/15/2026 (n)	5,584,000	5,562,346
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/2019	151,139	151,145
AmeriCredit Automobile Receivables Trust, 2016-3, “A2A”, 1.37%, 11/08/2019	3,028,385	3,027,458
Ares CLO Ltd., 2013-3A, “B1R”, FRN, 2.658%, 10/17/2024 (z)	5,304,000	5,304,514
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	3,309,872	3,307,139
Atrium CDO Corp., 2011-A, “BR”, FRN, 2.653%, 10/23/2025 (n)	4,318,000	4,318,000
Atrium CDO Corp., FRN, 2.143%, 7/16/2025 (z)	2,455,000	2,451,414
Avery Point CLO Ltd., 2014-1A, “CR”, FRN, 3.506%, 4/25/2026 (z)	4,335,000	4,335,000
Babson CLO Ltd., 2013-IIA, “A2R”, FRN, 2.708%, 1/18/2025 (n)	3,668,192	3,674,085
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 2.658%, 10/17/2026 (z)	6,471,000	6,471,402
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 3.408%, 1/18/2025 (n)	3,668,192	3,676,885
Ballyrock Ltd., 2014-1A, “A2R”, FRN, 2.856%, 10/20/2026 (z)	4,335,000	4,334,970
Ballyrock Ltd., 2014-1A, “BR”, FRN, 3.256%, 10/20/2026 (z)	1,837,000	1,836,983
Bayview Commercial Asset Trust, FRN, 1.301%, 8/25/2035 (z)	514,157	468,473
Bayview Commercial Asset Trust, FRN, 1.261%, 4/25/2036 (z)	452,631	421,748
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036 (i)(z)	2,250,488	0
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/2036	855,905	847,955
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.381%, 12/28/2040 (z)	609,601	464,301
Capital Auto Receivables Asset Trust, 2016-3, “A2A”, 1.36%, 4/22/2019	1,521,361	1,521,167
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	9,510,000	9,426,748
Cent CLO LP, 2014-21A, “A2AR”, FRN, 2.87%, 7/27/2026 (n)	2,612,650	2,612,641
Cent CLO LP, 2014-21A, “BR”, FRN, 3.57%, 7/27/2026 (n)	3,547,925	3,542,138
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.92%, 3/15/2028 (n)	3,396,116	3,412,381
Chrysler Capital Auto Receivables Trust 2016-A, 1.47%, 4/15/2019 (n)	1,514,382	1,515,085
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.36%, 1/15/2020 (n)	2,920,000	2,917,338
Colony Starwood Homes, 2016-2A, “A”, FRN, 2.244%, 12/17/2033 (n)	5,886,504	5,925,995
Commercial Mortgage Asset Trust, FRN, 0.083%, 1/17/2032 (i)(z)	2,298,346	337
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	5,056,000	5,081,548

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023 (n)	$3,480,000	$3,499,280
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	5,913,000	5,887,536
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.958%, 9/15/2039	1,074,571	1,077,574
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.948%, 12/25/2035	322,425	321,502
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.805%, 1/25/2037 (q)	2,232,826	1,127,414
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.942%, 3/25/2037 (q)	3,193,438	1,733,976
Cutwater Ltd., 2014-1A, “A”, FRN, 2.543%, 7/15/2026 (z)	4,150,000	4,163,675
CWCapital Cobalt Ltd., “A4”, FRN, 5.88%, 5/15/2046	152,541	152,422
Drive Auto Receivables Trust, 2016-CA, “A3”, 1.67%, 11/15/2019 (n)	5,480,000	5,482,105
Drive Auto Receivables Trust, 2017-AA, “A3”, 1.77%, 1/15/2020 (n)	3,380,000	3,383,666
Dryden Senior Loan Fund, 2014-31A, “CR”, FRN, 3.258%, 4/18/2026 (z)	2,757,000	2,743,377
Dryden Senior Loan Fund, 2014-34A, “BR”, FRN, 2.572%, 10/15/2026 (n)	2,366,000	2,365,229
Dryden Senior Loan Fund, 2014-34A, “CR”, FRN, 3.172%, 10/15/2026 (n)	3,033,734	3,031,512
DT Auto Owner Trust, 2016-2A, “A”, 1.73%, 8/15/2019 (n)	664,076	664,243
Eaton Vance CLO Ltd, 2014-1A, “BR”, FRN, 2.623%, 7/15/2026 (n)	3,142,924	3,142,902
Eaton Vance CLO Ltd., 2014-1A, “CR”, FRN, 3.273%, 7/15/2026 (n)	6,285,849	6,285,780
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	3,240,000	3,234,615
Enterprise Fleet Financing LLC, 2017-1, “A2”, 2.13%, 7/20/2022 (n)	2,780,000	2,778,596
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	96,059	96,042
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	452,566	452,333
Exeter Automobile Receivables Trust, 2016-1A, “A”, 2.35%, 7/15/2020 (n)	747,501	748,695
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	4,914,034	4,903,611
Exeter Automobile Receivables Trust, 2017-1A, “A”, 1.96%, 3/15/2021 (n)	2,601,334	2,597,618
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	2,301,135	2,317,908

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	$1,498,000	$1,512,381
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	8,877,000	8,964,157
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	1,909,050	1,908,572
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	4,200,000	4,216,969
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (n)	327,295	327,463
Goldentree Loan Opportunities Ltd., 2014-8A, “B1R”, FRN, 2.708%, 4/19/2026 (n)	6,809,126	6,808,891
Goldentree Loan Opportunities Ltd., 2014-8A, “CR”, FRN, 3.358%, 4/19/2026 (n)	3,928,342	3,914,871
HarbourView CLO VII Ltd., “B1R”, FRN, 2.702%, 11/18/2026 (z)	6,679,491	6,662,165
HarbourView CLO VII Ltd., 7A, “CR”, FRN, 3.432%, 11/18/2026 (z)	4,308,491	4,303,500
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	3,220,000	3,231,344
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	835,622	835,045
IMPAC CMB Trust, FRN, 1.731%, 11/25/2034	168,393	162,073
IMPAC CMB Trust, FRN, 1.911%, 11/25/2034	177,255	164,334
IMPAC Secured Assets Corp., FRN, 1.341%, 5/25/2036	517,186	467,716
Interstar Millennium Trust, FRN, 1.359%, 3/14/2036	109,664	104,663
LB Commercial Conduit Mortgage Trust, FRN, 1.472%, 10/15/2035 (i)	1,664,098	24,170
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027 (z)	3,678,505	3,696,341
Madison Park Funding XIV Ltd., 2014-14A, “C1R”, FRN, 3.206%, 7/20/2026 (z)	6,034,000	6,033,952
Magnetite XI Ltd., 2014-11A, “BR”, FRN, 3.258%, 1/18/2027 (z)	3,038,000	3,037,970
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/2018	82,614	82,597
Mercedes-Benz Master Owner Trust, 2016-AA, “A”, FRN, 1.492%, 5/15/2020 (n)	5,650,000	5,671,921
Merrill Lynch Mortgage Investors, Inc., FRN, 4.342%, 2/25/2037 (q)	1,889,903	338,137
Morgan Stanley Capital I, Inc., FRN, 1.234%, 3/15/2031 (i)(z)	184,718	22
Motor PLC, 2015-1A, “A1”, FRN, 1.591%, 6/25/2022 (n)	1,534,611	1,534,715
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FRN, 2.958%, 4/18/2025 (z)	8,600,000	8,599,931
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.882%, 11/25/2025 (n)	390,853	390,978
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026 (z)	843,345	849,327

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Navient Student Loan Trust, 2016-3A, “A1”, FRN, 1.591%, 6/25/2065 (n)	$1,794,003	$1,797,929
Navient Student Loan Trust, 2016-AA, “A1”, FRN, 2.012%, 12/15/2025 (n)	799,721	801,692
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	6,561,000	6,564,819
Nextgear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (z)	3,461,000	3,460,757
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026 (z)	4,321,000	4,325,448
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (z)	1,267,346	1,269,466
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/2037 (q)	669,230	683,557
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (n)	1,777,379	1,775,603
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (z)	4,420,000	4,428,389
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.472%, 12/25/2036 (q)	1,494,489	959,592
Santander Drive Auto Receivable Trust, 2016-2A, “A2”, 1.38%, 7/15/2019	838,286	838,134
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018 (n)	2,681,396	2,678,571
Shackelton CLO Ltd., 2013-4A, “CR”, FRN, 3.255%, 1/13/2025 (n)	2,150,000	2,149,804
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	1,600,822	1,605,233
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048 (n)	7,440,000	7,422,823
Sway Residential Trust, 2014-1, “A”, FRN, 2.072%, 1/17/2032 (n)	2,474,202	2,485,168
Thacher Park CLO Ltd. 2014-1A. “CR”, FRN, 3.306%, 10/20/2026 (n)	4,301,000	4,293,736
Thornburg Mortgage Securities Trust, FRN, 1.671%, 4/25/2043	458,865	454,530
TICP CLO Ltd., FRN, 3.28%, 1/20/2027 (z)	3,767,000	3,767,369
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.193%, 6/17/2032 (n)	2,841,500	2,846,554
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.589%, 11/17/2033 (n)	3,980,000	3,918,330
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	5,740,000	5,712,442
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	2,328,276	2,329,506
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (z)	4,332,000	4,332,000

		$297,853,737
Automotive - 4.0%
American Honda Finance Corp., 1.6%, 7/13/2018	$2,630,000	$2,633,394
American Honda Finance Corp., FRN, 1.602%, 9/20/2017	2,150,000	2,154,173
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	3,220,000	3,219,652

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Daimler Finance North America LLC, FRN, 1.226%, 8/01/2017 (n)	$4,000,000	$4,002,528
Ford Motor Credit Co. LLC, 2.262%, 3/28/2019	5,308,000	5,313,653
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	4,860,000	4,846,941
Ford Motor Credit Co. LLC, FRN, 0.753%, 9/08/2017	4,890,000	4,890,000
Ford Motor Credit Co. LLC, FRN, 1.192%, 1/09/2018	2,600,000	2,609,711
General Motors Financial Co., Inc., 2.65%, 4/13/2020	6,352,000	6,377,840
Hyundai Capital America, 2%, 3/19/2018 (n)	6,625,000	6,637,144
Hyundai Capital America, 2.4%, 10/30/2018 (n)	2,600,000	2,610,748
Toyota Motor Credit Corp., 1.7%, 2/19/2019	4,820,000	4,825,741
Toyota Motor Credit Corp., FRN, 1.548%, 1/17/2019	5,320,000	5,344,403
Volkswagen Group of America Finance LLC, FRN, 1.423%, 5/23/2017 (n)	3,620,000	3,620,257
Volkswagen Group of America Finance LLC, FRN, 1.251%, 11/20/2017 (n)	3,000,000	3,002,820

		$62,089,005
Banks & Diversified Financials (Covered Bonds) - 0.2%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$3,800,000	$3,795,740

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$1,862,000	$1,857,546

Brokerage & Asset Managers - 0.5%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$4,908,000	$4,990,881
NYSE Euronext, 2%, 10/05/2017	3,266,000	3,271,346

		$8,262,227
Building - 0.3%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$4,230,000	$4,216,519

Business Services - 0.4%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$1,580,000	$1,600,505
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,120,000	4,070,152

		$5,670,657
Cable TV - 0.6%
Time Warner Cable, Inc., 5%, 2/01/2020	$8,592,000	$9,171,402

Chemicals - 1.5%
CF Industries, Inc., 6.875%, 5/01/2018	$6,972,000	$7,283,648
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	4,320,000	4,319,533
Dow Chemical Co., 8.55%, 5/15/2019	2,900,000	3,271,418
E.I. du Pont de Nemours & Co., 2.2%, 5/01/2020	5,132,000	5,140,001

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - continued
LyondellBasell Industries N.V., 5%, 4/15/2019	$2,963,000	$3,112,365

		$23,126,965
Computer Software - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$3,590,000	$3,671,845

Conglomerates - 0.5%
ABB Finance (USA), Inc., 1.625%, 5/08/2017	$1,659,000	$1,659,091
Roper Industries, Inc., 1.85%, 11/15/2017	3,978,000	3,981,031
Roper Technologies, Inc., 2.8%, 12/15/2021	1,810,000	1,819,859

		$7,459,981
Consumer Products - 1.0%
Clorox Co., 5.95%, 10/15/2017	$1,305,000	$1,331,446
Mattel, Inc., 1.7%, 3/15/2018	1,041,000	1,039,637
Newell Brands, Inc., 2.6%, 3/29/2019	523,000	529,413
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	2,748,000	2,755,461
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	4,240,000	4,319,979
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	5,585,000	5,596,857

		$15,572,793
Consumer Services - 0.2%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$3,189,000	$3,192,039

Electrical Equipment - 0.5%
Amphenol Corp., 1.55%, 9/15/2017	$2,270,000	$2,272,744
Arrow Electronics, Inc., 3%, 3/01/2018	1,326,000	1,338,319
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	4,611,000	4,649,866

		$8,260,929
Electronics - 0.7%
Intel Corp., 1.35%, 12/15/2017	$6,765,000	$6,768,964
Tyco Electronics Group S.A., 2.375%, 12/17/2018	1,500,000	1,512,396
Xilinx, Inc., 2.125%, 3/15/2019	2,410,000	2,420,418

		$10,701,778
Emerging Market Quasi-Sovereign - 0.9%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$3,762,000	$3,827,835
Korea Gas Corp., 2.25%, 7/25/2017 (n)	2,750,000	2,753,519
Petroleos Mexicanos, 3.125%, 1/23/2019	2,522,000	2,544,698
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	4,456,000	4,442,606

		$13,568,658

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - 0.3%
State of Qatar, 2.375%, 6/02/2021 (n)	$4,400,000	$4,375,800

Energy - Integrated - 1.0%
BP Capital Markets PLC, 2.521%, 1/15/2020	$3,049,000	$3,093,037
Chevron Corp., 1.104%, 12/05/2017	3,658,000	3,653,567
Shell International Finance B.V., 1.125%, 8/21/2017	3,430,000	3,430,271
Shell International Finance B.V., 1.375%, 5/10/2019	5,690,000	5,646,068

		$15,822,943
Financial Institutions - 0.3%
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	$3,370,000	$3,386,816
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	1,208,000	1,210,179

		$4,596,995
Food & Beverages - 4.2%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$11,204,000	$11,227,439
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	5,173,000	5,236,504
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	6,321,000	6,321,740
Diageo Capital PLC, 1.5%, 5/11/2017	2,750,000	2,750,396
General Mills, Inc., 1.4%, 10/20/2017	5,400,000	5,404,849
Ingredion, Inc., 1.8%, 9/25/2017	2,092,000	2,093,416
J.M. Smucker Co., 1.75%, 3/15/2018	1,750,000	1,751,960
Kraft Heinz Foods Co., 1.6%, 6/30/2017	4,980,000	4,980,852
Kraft Heinz Foods Co., 6.125%, 8/23/2018	7,435,000	7,837,918
Molson Coors Brewing Co., 2%, 5/01/2017	2,697,000	2,697,000
Mondelez International, Inc., FRN, 1.649%, 10/28/2019 (n)	7,400,000	7,428,238
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	1,900,000	2,122,984
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	5,038,000	5,012,365
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	525,000	529,243

		$65,394,904
Food & Drug Stores - 0.8%
CVS Health Corp., 1.9%, 7/20/2018	$3,920,000	$3,929,334
CVS Health Corp., 2.8%, 7/20/2020	3,640,000	3,708,632
Walgreens Boots Alliance, Inc., 1.75%, 5/30/2018	4,780,000	4,798,001

		$12,435,967
Insurance - 1.4%
American International Group, Inc., 2.3%, 7/16/2019	$2,039,000	$2,047,456
American International Group, Inc., 3.3%, 3/01/2021	5,141,000	5,268,322
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	4,840,000	4,821,835
Metropolitan Life Global Funding I, FRN, 1.423%, 12/19/2018 (n)	3,700,000	3,711,241
Prudential Financial, Inc., FRN, 1.044%, 8/15/2018	3,690,000	3,711,122

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - continued
Voya Financial, Inc., 2.9%, 2/15/2018	$1,917,000	$1,933,298

		$21,493,274
Insurance - Health - 0.3%
Aetna, Inc., 1.5%, 11/15/2017	$674,000	$673,865
UnitedHealth Group, Inc., 1.45%, 7/17/2017	3,910,000	3,911,787

		$4,585,652
Insurance - Property & Casualty - 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$3,180,000	$3,201,967

International Market Quasi-Sovereign - 3.5%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$4,070,000	$4,070,444
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	9,000,000	9,022,590
CPPIB Capital, Inc., 1.25%, 9/20/2019 (n)	7,460,000	7,379,223
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	7,590,000	7,358,110
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	2,070,000	2,077,266
Dexia Credit Local, “A”, 2.25%, 2/18/2020 (n)	3,150,000	3,152,211
Electricite de France, 2.15%, 1/22/2019 (n)	3,953,000	3,961,123
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	3,870,000	3,808,873
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	3,160,000	3,163,501
Swedish Export Credit Corp., 1.125%, 8/28/2019	10,280,000	10,153,864

		$54,147,205
International Market Sovereign - 0.2%
Republic of Finland, 1%, 4/23/2019 (n)	$2,510,000	$2,485,753

Internet - 0.2%
Baidu, Inc., 3.25%, 8/06/2018	$892,000	$904,580
Baidu, Inc., 2.75%, 6/09/2019	2,189,000	2,208,106

		$3,112,686
Local Authorities - 0.7%
Kommuninvest i Sverige AB, 1.125%, 9/17/2019 (n)	$11,000,000	$10,867,406

Major Banks - 17.5%
ABN AMRO Bank N.V., 2.1%, 1/18/2019 (n)	$7,840,000	$7,847,134
Bank of America Corp., 6%, 9/01/2017	8,000,000	8,114,608
Bank of America Corp., 6.875%, 4/25/2018	4,213,000	4,420,532
Bank of America Corp., 1.75%, 6/05/2018	3,330,000	3,334,159
Bank of America Corp., 2.151%, 11/09/2020	3,310,000	3,287,264
Bank of America Corp., 2.881% to 4/24/2022, FRN to 4/24/2023	7,801,000	7,789,338
Bank of Montreal, FRN, 1.755%, 4/09/2018	1,990,000	1,998,450

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of Montreal, FRN, 1.808%, 7/18/2019	$5,650,000	$5,681,126
Barclays PLC, 3.25%, 1/12/2021	10,346,000	10,501,604
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,390,000	1,389,334
Commonwealth Bank of Australia, FRN, 1.376%, 9/08/2017 (n)	6,000,000	6,003,348
Credit Agricole, “A”, FRN, 2.585%, 1/10/2022 (n)	3,030,000	3,053,283
Credit Suisse Group AG, “A”, 3.574%, 1/09/2023 (n)	4,820,000	4,877,946
Credit Suisse New York, 1.75%, 1/29/2018	3,950,000	3,952,034
Goldman Sachs Group, Inc., 2%, 4/25/2019	1,150,000	1,149,154
Goldman Sachs Group, Inc., 2.55%, 10/23/2019	15,694,000	15,851,411
Goldman Sachs Group, Inc., 2.6%, 12/27/2020	6,253,000	6,276,061
Goldman Sachs Group, Inc., 3%, 4/26/2022	4,780,000	4,818,011
Goldman Sachs Group, Inc., FRN, 1.72%, 5/22/2017	1,660,000	1,660,623
HSBC Bank PLC, FRN, 1.679%, 5/15/2018 (n)	5,132,000	5,152,051
HSBC Holdings PLC, 3.262% to 3/13/2022, FRN to 3/13/2023	4,311,000	4,362,292
ING Bank N.V., 1.8%, 3/16/2018 (n)	1,740,000	1,742,869
ING Bank N.V., 2%, 11/26/2018 (n)	4,970,000	4,966,342
ING Bank N.V., 2.3%, 3/22/2019 (n)	4,000,000	4,017,320
JPMorgan Chase & Co., 2%, 8/15/2017	2,087,000	2,091,013
JPMorgan Chase & Co., 2.2%, 10/22/2019	5,340,000	5,363,122
JPMorgan Chase & Co., 2.776% to 4/25/2022, FRN to 4/25/2023	7,272,000	7,263,099
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	2,790,000	2,830,536
Mitsubishi UFJ Financial Group, Inc., 2.998%, 2/22/2022	3,172,000	3,209,680
Mizuho Bank Ltd., FRN, 1.603%, 9/25/2017 (n)	2,500,000	2,502,053
Mizuho Bank Ltd., FRN, 2.346%, 10/20/2018 (n)	4,060,000	4,099,345
Morgan Stanley, 2.375%, 7/23/2019	11,510,000	11,590,121
Morgan Stanley, 2.65%, 1/27/2020	3,780,000	3,829,647
PNC Bank N.A., 1.5%, 10/18/2017	3,500,000	3,497,991
PNC Bank N.A., 2.25%, 7/02/2019	5,130,000	5,166,064
Royal Bank of Canada, 1.5%, 7/29/2019	8,893,000	8,807,298
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	2,500,000	2,501,020
Sumitomo Mitsui Banking Corp., FRN, 1.478%, 7/11/2017	6,000,000	6,001,368
Sumitomo Mitsui Banking Corp., FRN, 1.828%, 10/19/2018	6,250,000	6,264,750
Svenska Handelsbanken AB, 2.25%, 6/17/2019	6,504,000	6,543,239
Swedbank AB, 2.125%, 9/29/2017 (n)	10,851,000	10,880,970
Toronto-Dominion Bank, 1.75%, 7/23/2018	2,820,000	2,825,192
Toronto-Dominion Bank, 1.45%, 9/06/2018	7,260,000	7,247,462
Toronto-Dominion Bank, 1.684%, 8/13/2019	3,170,000	3,193,677
UBS AG, 2.375%, 8/14/2019	4,186,000	4,217,232
UBS AG, FRN, 1.416%, 8/14/2017	6,250,000	6,253,775
UBS Group Funding (Jersey) Ltd., 3%, 4/15/2021 (n)	6,146,000	6,188,020
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	8,600,000	8,732,698
Wells Fargo & Co., FRN, 1.366%, 9/08/2017	5,020,000	5,023,956
Wells Fargo Bank N.A., FRN, 1.893%, 1/22/2018	3,900,000	3,917,531

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Westpac Banking Corp., 2%, 8/14/2017	$1,780,000	$1,783,222
Westpac Banking Corp., FRN, 1.382%, 5/19/2017	5,730,000	5,730,842

		$269,801,217
Medical & Health Technology & Services - 1.1%
Becton, Dickinson and Co., 1.8%, 12/15/2017	$2,945,000	$2,943,089
Becton, Dickinson and Co., 2.675%, 12/15/2019	6,464,000	6,508,834
Catholic Health Initiatives, 1.6%, 11/01/2017	2,480,000	2,478,919
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	5,170,000	5,206,790

		$17,137,632
Medical Equipment - 1.2%
Abbott Laboratories, 2.35%, 11/22/2019	$6,330,000	$6,364,283
Abbott Laboratories, 2.9%, 11/30/2021	4,960,000	5,007,477
Medtronic, Inc., 1.5%, 3/15/2018	3,230,000	3,228,443
Zimmer Holdings, Inc., 2%, 4/01/2018	4,531,000	4,541,748

		$19,141,951
Metals & Mining - 0.3%
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	$1,620,000	$1,611,900
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	2,980,000	2,979,136

		$4,591,036
Midstream - 1.0%
Energy Transfer Partners LP, 2.5%, 6/15/2018	$1,930,000	$1,938,673
EnLink Midstream Partners LP, 2.7%, 4/01/2019	2,163,000	2,165,689
Enterprise Products Operating LP, 6.5%, 1/31/2019	1,280,000	1,377,779
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	2,750,000	2,753,825
ONEOK Partners LP, 3.2%, 9/15/2018	3,550,000	3,603,704
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	2,847,000	2,850,522

		$14,690,192
Mortgage-Backed - 1.0%
Fannie Mae, 6.5%, 6/01/2017	$1,477	$1,475
Fannie Mae, 6%, 8/01/2017 - 12/01/2017	6,884	6,910
Fannie Mae, 5.5%, 9/01/2017 - 2/01/2019	68,603	69,579
Fannie Mae, 5%, 2/01/2018 - 7/01/2023	749,135	784,057
Fannie Mae, 4.5%, 10/01/2018 - 3/01/2023	599,458	628,770
Fannie Mae, 3%, 12/01/2031	3,017,875	3,110,931
Fannie Mae, 4%, 5/01/2044	2,069,295	2,185,696
Fannie Mae, FRN, 1.02%, 5/25/2018	1,802,117	1,802,661
Fannie Mae, FRN, 1.341%, 5/25/2018	2,819,617	2,820,242
Fannie Mae, FRN, 3.46%, 2/01/2033	27,077	27,821
Fannie Mae, FRN, 3.355%, 3/01/2033	83,913	85,752

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, FRN, 2.854%, 5/01/2033	$247,814	$260,864
Fannie Mae, TBA, 4%, 6/01/2046	2,085,900	2,196,713
Freddie Mac, 6%, 8/01/2017	1,658	1,660
Freddie Mac, 1.426%, 8/25/2017	297,377	297,294
Freddie Mac, 5.5%, 9/01/2017 - 6/01/2025	477,492	515,550
Freddie Mac, 5%, 5/01/2018 - 8/01/2020	361,841	375,974
Ginnie Mae, FRN, 2.125%, 7/20/2032	84,113	87,330

		$15,259,279
Network & Telecom - 1.8%
AT&T, Inc., 2.3%, 3/11/2019	$4,270,000	$4,290,056
AT&T, Inc., 2.45%, 6/30/2020	2,100,000	2,103,108
AT&T, Inc., 3.2%, 3/01/2022	5,118,000	5,181,305
AT&T, Inc., FRN, 1.962%, 11/27/2018	3,850,000	3,883,222
British Telecommunications PLC, 2.35%, 2/14/2019	2,970,000	2,991,919
Verizon Communications, Inc., 4.5%, 9/15/2020	7,999,000	8,536,741

		$26,986,351
Oil Services - 0.2%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$3,010,000	$3,021,408

Oils - 0.4%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$5,697,000	$5,759,245

Other Banks & Diversified Financials - 7.6%
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	$1,021,000	$1,030,072
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	5,610,000	5,587,470
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	4,530,000	4,534,983
BPCE S.A., 1.625%, 1/26/2018	4,410,000	4,402,640
BPCE S.A., 2.5%, 7/15/2019	5,559,000	5,590,286
Branch Banking & Trust Co., 1.45%, 5/10/2019	5,620,000	5,575,383
Capital One Bank (USA) N.A., FRN, 1.714%, 2/05/2018	4,420,000	4,431,479
Citigroup, Inc., 2.4%, 2/18/2020	10,463,000	10,517,272
Citizens Bank N.A., 2.3%, 12/03/2018	5,000,000	5,021,935
Citizens Bank N.A., 2.5%, 3/14/2019	800,000	806,762
Citizens Bank N.A., 2.25%, 3/02/2020	3,450,000	3,453,060
Citizens Bank N.A., 2.55%, 5/13/2021	845,000	845,206
Commonwealth Bank of Australia, 2.3%, 9/06/2019	6,503,000	6,543,624
Discover Bank, 3.1%, 6/04/2020	3,205,000	3,274,382
Fifth Third Bancorp, 1.35%, 6/01/2017	8,500,000	8,500,000
Fifth Third Bancorp, 2.3%, 3/01/2019	1,859,000	1,870,061
Fifth Third Bancorp, 2.3%, 3/15/2019	3,120,000	3,141,534
First Republic Bank, 2.375%, 6/17/2019	1,333,000	1,336,041

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Groupe BPCE S.A., 2.5%, 12/10/2018	$2,520,000	$2,537,375
Lloyds Bank PLC, 1.75%, 5/14/2018	2,040,000	2,042,483
Lloyds Bank PLC, 2.3%, 11/27/2018	1,700,000	1,710,902
Lloyds Bank PLC, 2.153%, 1/22/2019	6,220,000	6,280,334
Macquarie Bank Ltd., FRN, 1.797%, 10/27/2017 (n)	3,790,000	3,799,198
National Australia Bank Ltd., 1.375%, 7/12/2019	4,140,000	4,084,338
National Bank of Canada, FRN, 1.961%, 12/14/2018	5,040,000	5,070,361
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	4,560,000	4,534,473
Santander UK PLC, 3.05%, 8/23/2018	2,403,000	2,437,497
SunTrust Banks, Inc., 2.7%, 1/27/2022	5,086,000	5,095,506
Synchrony Financial, 1.875%, 8/15/2017	2,830,000	2,830,841

		$116,885,498
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$1,563,000	$1,550,621

Pharmaceuticals - 3.5%
AbbVie, Inc., 1.8%, 5/14/2018	$5,760,000	$5,768,122
Actavis Funding SCS, 2.35%, 3/12/2018	4,615,000	4,634,521
Actavis Funding SCS, 3%, 3/12/2020	2,399,000	2,446,044
Actavis, Inc., 1.875%, 10/01/2017	2,240,000	2,241,734
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	4,000,000	3,996,104
Biogen, Inc., 2.9%, 9/15/2020	3,400,000	3,469,523
Bristol-Myers Squibb Co., 0.875%, 8/01/2017	3,507,000	3,503,381
Celgene Corp., 2.125%, 8/15/2018	4,900,000	4,919,561
EMD Finance LLC, 1.7%, 3/19/2018 (n)	5,140,000	5,131,966
Gilead Sciences, Inc., 1.85%, 9/04/2018	4,760,000	4,773,756
Mylan N.V., 2.5%, 6/07/2019	2,500,000	2,512,038
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	10,330,000	10,271,615

		$53,668,365
Real Estate - Apartment - 0.1%
ERP Operating LP, 4.75%, 7/15/2020	$1,200,000	$1,283,458

Real Estate - Healthcare - 0.1%
Welltower, Inc., REIT, 2.25%, 3/15/2018	$1,686,000	$1,692,235

Real Estate - Office - 0.3%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$2,000,000	$2,005,294
Vornado Realty LP, REIT, 2.5%, 6/30/2019	2,848,000	2,870,878

		$4,876,172

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Retail - 0.3%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$1,935,000	$1,932,852
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	2,730,000	2,731,949

		$4,664,801
Restaurants - 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$2,810,000	$2,827,015

Retailers - 0.2%
Dollar General Corp., 1.875%, 4/15/2018	$660,000	$661,083
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	2,068,000	2,070,014

		$2,731,097
Specialty Chemicals - 0.2%
Airgas, Inc., 3.05%, 8/01/2020	$2,430,000	$2,495,834

Supranational - 1.0%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$4,530,000	$4,609,275
Corporacion Andina de Fomento, 1.5%, 8/08/2017	4,500,000	4,501,080
Corporacion Andina de Fomento, FRN, 1.722%, 1/29/2018	1,190,000	1,191,097
Corporacion Andina de Fomento, FRN, 2%, 5/10/2019	4,870,000	4,876,331

		$15,177,783
Telecommunications - Wireless - 0.9%
American Tower Corp., 2.8%, 6/01/2020	$2,158,000	$2,184,619
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	2,840,000	2,834,073
Crown Castle International Corp., 3.4%, 2/15/2021	2,140,000	2,184,159
SBA Tower Trust, 2.898%, 10/15/2044 (n)	4,150,000	4,174,063
SBA Tower Trust, 2.877%, 7/15/2046 (n)	1,843,000	1,841,433

		$13,218,347
Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/2017	$3,070,000	$3,082,249

Tobacco - 1.1%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$4,696,000	$4,702,185
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (z)	8,541,000	8,664,392
Reynolds American, Inc., 2.3%, 6/12/2018	3,640,000	3,659,838

		$17,026,415
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$5,870,000	$5,892,635

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - 0.6%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$4,500,000	$4,535,933
Private Export Funding Corp., 1.875%, 7/15/2018	5,240,000	5,275,915

		$9,811,848
U.S. Treasury Obligations - 5.9%
U.S. Treasury Notes, 1.875%, 2/28/2022 (f)	$60,000,000	$60,199,200
U.S. Treasury Notes, 1.375%, 2/15/2020	30,000,000	29,962,500

		$90,161,700
Utilities - Electric Power - 4.1%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$2,570,000	$2,571,151
Dominion Resources, Inc., 1.6%, 8/15/2019	1,640,000	1,622,478
Dominion Resources, Inc., 2.962%, 7/01/2019	2,840,000	2,879,360
Dominion Resources, Inc., 2.5%, 12/01/2019	7,000,000	7,070,315
Duke Energy Corp., 1.625%, 8/15/2017	1,410,000	1,411,055
Emera U.S. Finance LP, 2.15%, 6/15/2019	4,397,000	4,397,857
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	670,000	681,371
Eversource Energy, 1.6%, 1/15/2018	2,370,000	2,368,680
Eversource Energy, 2.5%, 3/15/2021	3,117,000	3,109,270
Great Plains Energy, Inc, 2.5%, 3/09/2020	4,229,000	4,278,268
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	9,849,000	9,873,701
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	3,623,000	3,647,847
PG&E Corp., 2.4%, 3/01/2019	3,378,000	3,399,866
Southern Co., 2.45%, 9/01/2018	2,700,000	2,721,230
Southern Co., 1.85%, 7/01/2019	5,610,000	5,581,008
Southern Power Co., 1.85%, 12/01/2017	4,230,000	4,234,649
Xcel Energy, Inc., 2.4%, 3/15/2021	4,070,000	4,072,165

		$63,920,271
Total Bonds (Identified Cost, $1,469,683,396)		$1,468,347,028

Short-Term Obligations (y) - 1.7%
Bank of Nova Scotia, 1.44%, due 9/01/17	$18,300,000	$18,320,381
Credit Agricole, 1.43%, due 9/01/17	8,280,000	8,285,726
Total Short-Term Obligations (Identified Cost, $26,580,000)		$26,606,107

Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 0.78% (v) (Identified Cost, $55,975,328)	55,980,291	$55,980,291
Total Investments (Identified Cost, $1,552,238,724)		$1,550,933,426

Other Assets, Less Liabilities - (0.6)%		(9,744,105)
Net Assets - 100.0%		$1,541,189,321

24

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $468,940,747 representing 30.4% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ares CLO Ltd., 2013-3A, “B1R”, FRN, 2.658%, 10/17/2024	3/16/17	$5,304,000	$5,304,514
Atrium CDO Corp., FRN, 2.143%, 7/16/2025	8/17/16-8/31/16	2,446,237	2,451,414
Avery Point CLO Ltd., 2014-1A, “CR”, FRN, 3.506%, 4/25/2026	3/30/17	4,335,000	4,335,000
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 2.658%, 10/17/2026	3/10/17	6,471,000	6,471,402
Ballyrock Ltd., 2014-1A, “A2R”, FRN, 2.856%, 10/20/2026	3/30/17	4,335,000	4,334,970
Ballyrock Ltd., 2014-1A, “BR”, FRN, 3.256%, 10/20/2026	3/30/17	1,837,000	1,836,983
Bayview Commercial Asset Trust, FRN, 1.301%, 8/25/2035	6/09/05	514,157	468,473
Bayview Commercial Asset Trust, FRN, 1.261%, 4/25/2036	2/23/06	452,631	421,748
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036	5/16/06	170,535	—
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.381%, 12/28/2040	3/01/06	609,601	464,301
Commercial Mortgage Asset Trust, FRN, 0.083%, 1/17/2032	8/25/03	3,727	337
Cutwater Ltd., 2014-1A, “A”, FRN, 2.543%, 7/15/2026	9/09/16	4,142,178	4,163,675
Dryden Senior Loan Fund, 2014-31A, “CR”, FRN, 3.258%, 4/18/2026	3/22/17	2,757,000	2,743,377
HarbourView CLO VII Ltd., “B1R”, FRN, 2.702%, 11/18/2026	2/9/17-3/9/17	6,678,320	6,662,165
HarbourView CLO VII Ltd., 7A, “CR”, FRN, 3.432%, 11/18/2026	2/09/17	4,308,491	4,303,500

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020	3/30/17	$8,645,279	$8,664,392
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027	7/27/16	3,661,201	3,696,341
Madison Park Funding XIV Ltd., 2014-14A, “C1R”, FRN, 3.206%, 7/20/2026	4/13/17	6,034,000	6,033,952
Magnetite XI Ltd., 2014-11A, “BR”, FRN, 3.258%, 1/18/2027	4/03/17	3,038,000	3,037,970
Morgan Stanley Capital I, Inc., FRN, 1.234%, 3/15/2031	6/10/03	977	22
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FRN, 2.958%, 4/18/2025	4/04/17	8,600,000	8,599,931
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026	6/23/16	843,344	849,327
Nextgear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022	4/24/17	3,460,757	3,460,757
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026	2/17/17	4,321,000	4,325,448
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021	7/12/16	1,267,289	1,269,466
Oscar U.S. Funding Trust, 2017-1A, “A3”, 3.02%, 6/10/2021	3/15/17	4,419,220	4,428,389
TICP CLO Ltd., FRN, 3.28%, 1/20/2027	3/20/17	3,767,000	3,767,369
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025	4/28/17	4,332,000	4,332,000
Total Restricted Securities			$96,427,223
% of Net assets			6.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

26

Portfolio of Investments – continued

Derivative Contracts at 4/30/17

Futures Contracts at 4/30/17

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 year (Long)	USD	665	$144,045,235	June - 2017	$122,333
U.S. Treasury Note 5 year (Long)	USD	300	35,521,875	June - 2017	177,302

					$299,635

At April 30, 2017, the fund had liquid securities with an aggregate value of $671,221 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,496,263,396)	$1,494,953,135
Underlying affiliated funds, at value (identified cost, $55,975,328)	55,980,291
Total investments, at value (identified cost, $1,552,238,724)	$1,550,933,426
Cash	128,310
Receivables for
Investments sold	884,920
Fund shares sold	8,254,919
Interest	6,521,521
Other assets	5,061
Total assets	$1,566,728,157
Liabilities
Payables for
Distributions	$206,506
Daily variation margin on open futures contracts	26,484
Investments purchased	19,495,426
TBA purchase commitments	2,160,980
Fund shares reacquired	2,996,561
Payable to affiliates
Investment adviser	69,033
Shareholder servicing costs	366,451
Distribution and service fees	27,308
Program manager fees	759
Payable for independent Trustees’ compensation	3,051
Accrued expenses and other liabilities	186,277
Total liabilities	$25,538,836
Net assets	$1,541,189,321
Net assets consist of
Paid-in capital	$1,594,943,934
Unrealized appreciation (depreciation) on investments	(1,005,663)
Accumulated net realized gain (loss) on investments	(52,911,072)
Undistributed net investment income	162,122
Net assets	$1,541,189,321
Shares of beneficial interest outstanding	257,864,168

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$514,303,923	85,917,217	$5.99
Class B	5,286,277	885,174	5.97
Class C	95,767,374	16,010,378	5.98
Class I	257,579,980	43,214,827	5.96
Class R1	327,671	54,900	5.97
Class R2	3,504,120	585,631	5.98
Class R3	2,769,378	462,407	5.99
Class R4	6,516,138	1,088,808	5.98
Class R6 (formerly Class R5)	516,581,809	86,489,706	5.97
Class 529A	89,431,254	14,944,641	5.98
Class 529B	3,806,611	638,161	5.96
Class 529C	45,314,786	7,572,318	5.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.14 [100 / 97.5 x $5.99] and $6.13 [100 / 97.5 x $5.98], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$27,056,344
Dividends from underlying affiliated funds	274,492
Other	44,476
Total investment income	$27,375,312
Expenses
Management fee	$5,957,144
Distribution and service fees	3,017,159
Shareholder servicing costs	1,491,120
Program manager fees	120,392
Administrative services fee	241,115
Independent Trustees’ compensation	28,565
Custodian fee	193,580
Reimbursement of custodian expenses	(167,064)
Shareholder communications	131,787
Audit and tax fees	63,587
Legal fees	16,639
Miscellaneous	253,758
Total expenses	$11,347,782
Fees paid indirectly	(617)
Reduction of expenses by investment adviser and distributor	(747,850)
Net expenses	$10,599,315
Net investment income	$16,775,997
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(584,138)
Underlying affiliated funds	(5,431)
Futures contracts	(192,195)
Net realized gain (loss) on investments	$(781,764)
Change in unrealized appreciation (depreciation)
Investments	$(504,633)
Futures contracts	398,769
Net unrealized gain (loss) on investments	$(105,864)
Net realized and unrealized gain (loss) on investments	$(887,628)
Change in net assets from operations	$15,888,369

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2017	2016
Change in net assets
From operations
Net investment income	$16,775,997	$13,681,864
Net realized gain (loss) on investments	(781,764)	425,620
Net unrealized gain (loss) on investments	(105,864)	(3,935,109)
Change in net assets from operations	$15,888,369	$10,172,375
Distributions declared to shareholders
From net investment income	$(19,164,833)	$(17,063,341)
Change in net assets from fund share transactions	$110,731,449	$(44,001,637)
Total change in net assets	$107,454,985	$(50,892,603)
Net assets
At beginning of period	1,433,734,336	1,484,626,939
At end of period (including undistributed net investment income of $162,122 and accumulated distributions in excess of net investment income of $122,403, respectively)	$1,541,189,321	$1,433,734,336

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$6.00		$6.03	$6.06	$6.13	$6.13
Income (loss) from investment operations
Net investment income (d)	$0.07	(c)	$0.06	$0.05	$0.08	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.02)	(0.01)	(0.05)	0.02
Total from investment operations	$0.07		$0.04	$0.04	$0.03	$0.14
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.07)	$(0.07)	$(0.10)	$(0.14)
Net asset value, end of period (x)	$5.99		$6.00	$6.03	$6.06	$6.13
Total return (%) (r)(s)(t)(x)	1.12	(c)	0.68	0.61	0.44	2.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.85	0.86	0.84	0.85
Expenses after expense reductions (f)	0.72	(c)	0.74	0.75	0.73	0.75
Net investment income	1.11	(c)	0.94	0.84	1.29	1.92
Portfolio turnover	54		30	37	29	34
Net assets at end of period (000 omitted)	$514,304		$462,778	$459,032	$576,712	$583,224

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 4/30
	2017		2016	2015		2014	2013
Net asset value, beginning of period	$5.98		$6.01	$6.04		$6.11	$6.11
Income (loss) from investment operations
Net investment income (d)	$0.02	(c)	$0.01	$0.01		$0.03	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.01)	(0.02)		(0.05)	0.03 (g)
Total from investment operations	$0.02		$0.00 (w)	$(0.01)		$(0.02)	$0.10
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.03)	$(0.02)		$(0.05)	$(0.10)
Net asset value, end of period (x)	$5.97		$5.98	$6.01		$6.04	$6.11
Total return (%) (r)(s)(t)(x)	0.35	(c)	(0.07)	(0.14)		(0.32)	1.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	(c)	1.60	1.61		1.59	1.60
Expenses after expense reductions (f)	1.47	(c)	1.50	1.51		1.49	1.50
Net investment income	0.37	(c)	0.20	0.09		0.54	1.18
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$5,286		$6,477	$6,463		$7,814	$7,585

Class C	Years ended 4/30
	2017		2016	2015		2014	2013
Net asset value, beginning of period	$5.99		$6.02	$6.05		$6.12	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.02	(c)	$0.01	$(0.00	)(w)	$0.03	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.02)	(0.01)		(0.06)	0.02
Total from investment operations	$0.02		$(0.01)	$(0.01)		$(0.03)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)	$(0.02)		$(0.04)	$(0.09)
Net asset value, end of period (x)	$5.98		$5.99	$6.02		$6.05	$6.12
Total return (%) (r)(s)(t)(x)	0.26	(c)	(0.17)	(0.24)		(0.41)	1.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	(c)	1.60	1.61		1.59	1.60
Expenses after expense reductions (f)	1.57	(c)	1.59	1.60		1.59	1.60
Net investment income	0.27	(c)	0.09	(0.00	)(w)	0.46	1.07
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$95,767		$119,063	$137,178		$171,276	$212,060

See Notes to Financial Statements

33

Financial Highlights – continued

Class I	Years ended 4/30
	2017		2016	2015		2014	2013
Net asset value, beginning of period	$5.97		$6.00	$6.03		$6.10	$6.11
Income (loss) from investment operations
Net investment income (d)	$0.08	(c)	$0.07	$0.06		$0.09	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.02)	(0.01)		(0.05)	0.01 (g)
Total from investment operations	$0.08		$0.05	$0.05		$0.04	$0.14
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.08)	$(0.08)		$(0.11)	$(0.15)
Net asset value, end of period (x)	$5.96		$5.97	$6.00		$6.03	$6.10
Total return (%) (r)(s)(x)	1.27	(c)	0.83	0.76		0.59	2.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	(c)	0.60	0.61		0.59	0.60
Expenses after expense reductions (f)	0.57	(c)	0.59	0.60		0.59	0.60
Net investment income	1.28	(c)	1.10	1.00		1.41	2.14
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$257,580		$222,997	$296,392		$237,785	$130,703

Class R1	Years ended 4/30
	2017		2016	2015		2014	2013
Net asset value, beginning of period	$5.98		$6.01	$6.04		$6.11	$6.11
Income (loss) from investment operations
Net investment income (d)	$0.02	(c)	$0.01	$0.00	(w)	$0.03	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.02)	(0.01)		(0.06)	0.02
Total from investment operations	$0.02		$(0.01)	$(0.01)		$(0.03)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)	$(0.02)		$(0.04)	$(0.09)
Net asset value, end of period (x)	$5.97		$5.98	$6.01		$6.04	$6.11
Total return (%) (r)(s)(x)	0.26	(c)	(0.17)	(0.24)		(0.41)	1.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	(c)	1.60	1.61		1.59	1.60
Expenses after expense reductions (f)	1.57	(c)	1.60	1.60		1.59	1.60
Net investment income	0.26	(c)	0.09	(0.00	)(w)	0.44	1.08
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$328		$484	$632		$712	$616

See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Years ended 4/30
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$6.00		$6.02		$6.06	$6.13	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.05	(c)	$0.04		$0.04	$0.06	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.00	)(w)	(0.03)	(0.05)	0.04 (g)
Total from investment operations	$0.04		$0.04		$0.01	$0.01	$0.14
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.06)		$(0.05)	$(0.08)	$(0.13)
Net asset value, end of period (x)	$5.98		$6.00		$6.02	$6.06	$6.13
Total return (%) (r)(s)(x)	0.70	(c)	0.60		0.20	0.19	2.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	(c)	1.10		1.11	1.09	1.10
Expenses after expense reductions (f)	0.97	(c)	0.99		1.00	0.99	1.00
Net investment income	0.87	(c)	0.69		0.59	1.04	1.67
Portfolio turnover	54		30		37	29	34
Net assets at end of period (000 omitted)	$3,504		$3,517		$3,955	$4,520	$4,189

Class R3	Years ended 4/30
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$6.00		$6.03		$6.05	$6.12	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.06	(c)	$0.05		$0.05	$0.07	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	(0.02)		(0.01)	(0.05)	0.02
Total from investment operations	$0.06		$0.03		$0.04	$0.02	$0.13
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.06)		$(0.06)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$5.99		$6.00		$6.03	$6.05	$6.12
Total return (%) (r)(s)(x)	1.02	(c)	0.58		0.68	0.34	2.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	(c)	0.85		0.86	0.84	0.85
Expenses after expense reductions (f)	0.82	(c)	0.84		0.85	0.84	0.85
Net investment income	1.01	(c)	0.84		0.76	1.19	1.81
Portfolio turnover	54		30		37	29	34
Net assets at end of period (000 omitted)	$2,769		$3,288		$3,653	$8,528	$8,014

See Notes to Financial Statements

35

Financial Highlight – continued

Class R4	Years ended 4/30
	2017		2016	2015		2014	2013
Net asset value, beginning of period	$6.00		$6.03	$6.06		$6.13	$6.13
Income (loss) from investment operations
Net investment income (d)	$0.08	(c)	$0.07	$0.05		$0.09	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.02)	(0.00	)(w)	(0.05)	0.02
Total from investment operations	$0.07		$0.05	$0.05		$0.04	$0.15
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.08)	$(0.08)		$(0.11)	$(0.15)
Net asset value, end of period (x)	$5.98		$6.00	$6.03		$6.06	$6.13
Total return (%) (r)(s)(x)	1.10	(c)	0.84	0.77		0.59	2.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	(c)	0.60	0.61		0.59	0.60
Expenses after expense reductions (f)	0.57	(c)	0.59	0.61		0.59	0.60
Net investment income	1.27	(c)	1.09	0.89		1.44	2.06
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$6,516		$6,946	$7,234		$923	$904

Class R6 (formerly Class R5)	Years ended 4/30
	2017		2016	2015		2014	2013 (i)
Net asset value, beginning of period	$5.99		$6.01	$6.04		$6.11	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.08	(c)	$0.07	$0.07		$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.01)	(0.02)		(0.05)	0.00	(w)
Total from investment operations	$0.07		$0.06	$0.05		$0.04	$0.08
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.08)	$(0.08)		$(0.11)	$(0.09)
Net asset value, end of period (x)	$5.97		$5.99	$6.01		$6.04	$6.11
Total return (%) (r)(s)(x)	1.17	(c)	1.08	0.85		0.66	1.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	(c)	0.52	0.52		0.52	0.53	(a)
Expenses after expense reductions (f)	0.50	(c)	0.51	0.51		0.52	0.53	(a)
Net investment income	1.34	(c)	1.17	1.08		1.50	1.99	(a)
Portfolio turnover	54		30	37		29	34
Net assets at end of period (000 omitted)	$516,582		$520,011	$493,576		$442,446	$337,605

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529A	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$6.00		$6.03	$6.06	$6.13	$6.13
Income (loss) from investment operations
Net investment income (d)	$0.06	(c)	$0.05	$0.05	$0.08	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.01)	(0.02)	(0.06)	0.03 (g)
Total from investment operations	$0.05		$0.04	$0.03	$0.02	$0.14
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.07)	$(0.06)	$(0.09)	$(0.14)
Net asset value, end of period (x)	$5.98		$6.00	$6.03	$6.06	$6.13
Total return (%) (r)(s)(t)(x)	0.90	(c)	0.63	0.56	0.39	2.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	(c)	0.95	0.96	0.94	0.95
Expenses after expense reductions (f)	0.76	(c)	0.79	0.80	0.78	0.80
Net investment income	1.08	(c)	0.90	0.79	1.24	1.85
Portfolio turnover	54		30	37	29	34
Net assets at end of period (000 omitted)	$89,431		$55,996	$47,228	$41,642	$35,126

Class 529B	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$5.98		$6.00	$6.04	$6.10	$6.10
Income (loss) from investment operations
Net investment income (d)	$0.02	(c)	$0.01	$0.00 (w)	$0.03	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.01)	(0.02)	(0.04)	0.02
Total from investment operations	$0.01		$0.00 (w)	$(0.02)	$(0.01)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)	$(0.02)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$5.96		$5.98	$6.00	$6.04	$6.10
Total return (%) (r)(s)(t)(x)	0.13	(c)	0.03	(0.37)	(0.21)	1.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	(c)	1.70	1.71	1.69	1.70
Expenses after expense reductions (f)	1.52	(c)	1.55	1.56	1.54	1.56
Net investment income	0.33	(c)	0.14	0.04	0.49	1.12
Portfolio turnover	54		30	37	29	34
Net assets at end of period (000 omitted)	$3,807		$2,354	$2,184	$1,912	$1,849

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529C	Years ended 4/30
	2017		2016		2015		2014	2013
Net asset value, beginning of period	$6.00		$6.02		$6.06		$6.13	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.01	(c)	$0.00	(w)	$(0.00	)(w)	$0.02	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)		(0.00	)(w)	(0.03)		(0.05)	0.04	(g)
Total from investment operations	$(0.00	)(w)	$(0.00	)(w)	$(0.03)		$(0.03)	$0.10
Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.02)		$(0.01)		$(0.04)	$(0.09)
Net asset value, end of period (x)	$5.98		$6.00		$6.02		$6.06	$6.13
Total return (%) (r)(s)(t)(x)	0.05	(c)	(0.05)		(0.45)		(0.46)	1.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	(c)	1.70		1.71		1.69	1.70
Expenses after expense reductions (f)	1.61	(c)	1.63		1.65		1.63	1.65
Net investment income (loss)	0.23	(c)	0.05		(0.05)		0.40	1.01
Portfolio turnover	54		30		37		29	34
Net assets at end of period (000 omitted)	$45,315		$29,824		$27,100		$24,133	$22,880

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

39

Notes to Financial Statements – continued

Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

40

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$99,973,548	$—	$99,973,548
Non-U.S. Sovereign Debt	—	89,755,201	—	89,755,201
U.S. Corporate Bonds	—	610,708,013	—	610,708,013
Residential Mortgage-Backed Securities	—	37,228,395	—	37,228,395
Commercial Mortgage-Backed Securities	—	2,612,462	—	2,612,462
Asset-Backed Securities (including CDOs)	—	273,272,158	—	273,272,158
Foreign Bonds	—	381,403,358	—	381,403,358
Mutual Funds	55,980,291	—	—	55,980,291
Total Investments	$55,980,291	$1,494,953,135	$—	$1,550,933,426

Other Financial Instruments
Futures Contracts – Assets	$299,635	$—	$—	$299,635

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

41

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$299,635

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(192,195)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$398,769

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to

42

Notes to Financial Statements – continued

collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

43

Notes to Financial Statements – continued

generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

44

Notes to Financial Statements – continued

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

45

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/17	4/30/16
Ordinary income (including any short-term capital gains)	$19,164,833	$17,063,341

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/17
Cost of investments	$1,556,753,552
Gross appreciation	5,261,309
Gross depreciation	(11,081,435)
Net unrealized appreciation (depreciation)	$(5,820,126)
Undistributed ordinary income	1,919,255
Capital loss carryforwards	(48,096,609)
Other temporary differences	(1,757,133)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/18	$(9,393,942)
4/30/19	(9,431,348)
Total	$(18,825,290)

Post-enactment losses which are characterized as follows:
Short-Term	$(1,284,181)
Long-Term	(27,987,138)
Total	$(29,271,319)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately

46

Notes to Financial Statements – continued

eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/17	Year ended 4/30/16
Class A	$6,131,627	$5,455,220
Class B	32,008	26,445
Class C	470,823	406,940
Class I	3,403,742	3,291,205
Class R1	1,643	1,864
Class R2	35,821	36,050
Class R3	34,638	37,412
Class R4	96,619	92,514
Class R6 (formerly Class R5)	7,836,782	7,071,167
Class 529A	949,323	560,995
Class 529B	15,653	7,992
Class 529C	156,154	75,537
Total	$19,164,833	$17,063,341

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2017, this management fee reduction amounted to $106,478, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $98,349 and $5,330 for the year ended April 30, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

47

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,196,044
Class B	0.75%	0.25%	1.00%	0.90%	62,645
Class C	0.75%	0.25%	1.00%	1.00%	1,101,888
Class R1	0.75%	0.25%	1.00%	1.00%	3,904
Class R2	0.25%	0.25%	0.50%	0.40%	17,287
Class R3	—	0.25%	0.25%	0.25%	7,373
Class 529A	—	0.25%	0.25%	0.15%	192,112
Class 529B	0.75%	0.25%	1.00%	0.90%	33,654
Class 529C	0.75%	0.25%	1.00%	0.99%	402,252
Total Distribution and Service Fees					$3,017,159

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2017 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2017, this waiver amounted to $555,256 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2018. For one year from the date of purchase of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2017, this waiver amounted to $9,357 and is included in the reduction of total expenses in the Statement of Operations. These Class B and Class 529B written waiver agreements will be eliminated August 27, 2017. Effective August 28, 2017, MFD has agreed in writing to reduce the Class B and Class 529B service fee rate to 0.15% for Class B and Class 529B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2017, this waiver amounted to $3,457 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2017, this rebate amounted to $6,629, $16, $324, $2,596, $110, and $3,431 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

48

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2017, were as follows:

Amount
Class A	$86,203
Class B	9,242
Class C	14,799
Class 529B	1,731
Class 529C	1,520
$113,495

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2017, unless MFD elects to extend the waiver. For the year ended April 30, 2017, this waiver amounted to $60,196 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2017, were as follows:

	Fee	Waiver
Class 529A	$76,844	$38,422
Class 529B	3,361	1,680
Class 529C	40,187	20,094
Total Program Manager Fees and Waivers	$120,392	$60,196

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2017, the fee was $313,963, which equated to 0.0211% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $839,979.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting

49

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2017, these costs for the fund amounted to $337,178 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.0162 % of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $458 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,955 at April 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2017, the fee paid by the fund under this agreement was $2,879 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

50

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended April 30, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$158,085,969	$118,350,209
Investments (non-U.S. Government securities)	$727,179,760	$654,348,330

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	65,450,413	$391,609,380	35,086,657	$209,933,589
Class B	343,827	2,057,377	393,511	2,349,177
Class C	5,030,462	30,129,857	4,754,637	28,430,342
Class I	33,940,663	202,351,855	22,221,178	132,564,698
Class R1	5,503	32,862	27,487	164,231
Class R2	207,012	1,239,100	378,901	2,262,425
Class R3	101,815	610,054	89,920	539,129
Class R4	151,806	909,691	151,831	909,145
Class R6 (formerly Class R5)	10,752,335	64,383,541	9,179,390	54,839,416
Class 529A	10,258,761	61,530,230	4,361,856	26,111,674
Class 529B	600,494	3,590,354	238,254	1,422,376
Class 529C	5,190,030	31,138,847	2,379,434	14,243,084
	132,033,121	$789,583,148	79,263,056	$473,769,286

Shares issued to shareholders in reinvestment of distributions
Class A	827,589	$4,957,144	741,365	$4,438,096
Class B	4,593	27,445	3,833	22,877
Class C	68,831	411,852	58,998	352,591
Class I	369,349	2,203,049	285,151	1,699,951
Class R1	275	1,643	312	1,859
Class R2	5,315	31,816	4,781	28,607
Class R3	5,768	34,590	6,236	37,345
Class R4	16,133	96,619	15,414	92,243
Class R6 (formerly Class R5)	1,268,844	7,584,064	1,158,828	6,920,447
Class 529A	157,673	943,859	93,044	556,714
Class 529B	2,607	15,546	1,329	7,919
Class 529C	26,000	155,547	12,565	75,114
	2,752,977	$16,463,174	2,381,856	$14,233,763

51

Notes to Financial Statements – continued

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(57,505,556)	$(344,084,864)	(34,851,143)	$(208,546,344)
Class B	(545,608)	(3,257,526)	(390,255)	(2,331,471)
Class C	(8,953,078)	(53,562,504)	(7,730,817)	(46,275,080)
Class I	(28,434,559)	(169,473,278)	(34,565,508)	(206,133,007)
Class R1	(31,871)	(190,864)	(51,987)	(310,172)
Class R2	(213,311)	(1,276,063)	(453,441)	(2,708,671)
Class R3	(192,983)	(1,158,922)	(154,194)	(924,628)
Class R4	(237,267)	(1,420,790)	(209,818)	(1,255,935)
Class R6 (formerly Class R5)	(12,412,902)	(74,290,176)	(5,542,765)	(33,100,649)
Class 529A	(4,808,023)	(28,791,127)	(2,956,754)	(17,695,686)
Class 529B	(358,688)	(2,141,373)	(209,524)	(1,250,169)
Class 529C	(2,616,215)	(15,667,386)	(1,917,542)	(11,472,874)
	(116,310,061)	$(695,314,873)	(89,033,748)	$(532,004,686)

Net change
Class A	8,772,446	$52,481,660	976,879	$5,825,341
Class B	(197,188)	(1,172,704)	7,089	40,583
Class C	(3,853,785)	(23,020,795)	(2,917,182)	(17,492,147)
Class I	5,875,453	35,081,626	(12,059,179)	(71,868,358)
Class R1	(26,093)	(156,359)	(24,188)	(144,082)
Class R2	(984)	(5,147)	(69,759)	(417,639)
Class R3	(85,400)	(514,278)	(58,038)	(348,154)
Class R4	(69,328)	(414,480)	(42,573)	(254,547)
Class R6 (formerly Class R5)	(391,723)	(2,322,571)	4,795,453	28,659,214
Class 529A	5,608,411	33,682,962	1,498,146	8,972,702
Class 529B	244,413	1,464,527	30,059	180,126
Class 529C	2,599,815	15,627,008	474,457	2,845,324
	18,476,037	$110,731,449	(7,388,836)	$(44,001,637)

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 19%, 8%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

52

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2017, the fund’s commitment fee and interest expense were $10,433 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	71,359,048	640,459,361	(655,838,118)	55,980,291

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,431)	$—	$274,492	$55,980,291

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2017

54

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of MFS Series Trust IX, which was held on March 23, 2017, the following actions were taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	11,171,832,602.936	252,472,528.667
John A. Caroselli	11,186,044,584.973	238,260,546.630
Maureen R. Goldfarb	11,208,124,346.427	216,180,785.176
David H. Gunning	11,163,246,508.275	261,058,612.718
Michael Hegarty	11,170,568,782.158	253,736,338.835
John P. Kavanaugh	11,208,427,333.961	215,877,787.032
Robert J. Manning	11,189,217,563.222	235,087,557.771
Clarence Otis, Jr.	11,177,063,549.895	247,241,581.708
Maryanne L. Roepke	11,215,816,195.425	208,488,936.178
Robin A. Stelmach	11,209,287,785.516	215,017,346.087
Laurie J. Thomsen	11,198,628,937.494	225,676,194.110

55

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 56)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Philipp Burgener
Alexander Mackey

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

62

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2017

MFS® MUNICIPAL LIMITED MATURITY FUND

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying a new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	17.4%
Healthcare Revenue – Hospitals	10.9%
Water & Sewer Utility Revenue	7.4%
Universities – Colleges	6.9%
General Obligations – Schools	6.5%
Utilities – Municipal Owned	4.8%
Special Tax – Transportation	4.2%
Healthcare Revenue – Long Term Care	4.0%
Airports	3.9%
State & Local Agencies	3.9%

Composition including fixed income credit quality (a)(i)
AAA	6.8%
AA	29.9%
A	39.5%
BBB	18.0%
BB	1.1%
B	0.6%
CCC	0.7%
CC (o)	0.0%
C	0.1%
D	1.0%
Not Rated	1.7%
Cash & Cash Equivalents	0.6%

Portfolio facts (i)
Average Duration (d)	3.5
Average Effective Maturity (m)	4.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 4/30/17.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2017, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of 0.47%, at net asset value. This compares with a return of 0.46% for the fund’s benchmark, the Bloomberg Barclays 1-9 Year Municipal Bond Index (formerly “Barclays 1-9 Year Municipal Bond Index”).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Management Review – continued

US Treasury yields rose during the reporting period, with most of the increase in yields occurring during the latter half of the reporting period. According to data from the Fed, 10-year US Treasury yields started the reporting period at 1.83%, fell to as low as 1.38% in the wake of the Brexit vote in June 2016, and finished the reporting period at 2.29%. A significant portion of the increase in yields occurred in the wake of the results of the US presidential election, as President-elect Donald Trump and Republicans, who remained in control of both houses of Congress, discussed the prospects for greater-than-expected fiscal stimulus. The prospects for fiscal stimulus raised the possibility of stronger growth and higher inflation in the near-to-medium-term, which pushed Treasury yields higher.

The municipal bond market also saw an increase in yields post-election, with the market underperforming Treasuries for a while, as flows into the asset class reversed, before recovering due to increased demand for higher-quality municipal securities from non-traditional municipal investors, also called crossover buyers.

Amid the volatile yield environment, total returns for the broader US investment grade municipal bond market were essentially flat, as measured by the Bloomberg Barclays Municipal Bond Index, however mid-quality investment grade and below-investment grade municipal bonds performed a bit better than the highest-quality portion of the market. Yet, municipal bonds broadly lagged taxable bonds amid a strong recovery in credit spreads in areas such as investment grade and high yield corporate debt during the first-half of the reporting period, and resilient spreads in the second-half of the period.

Municipal market performance was also impacted by higher-than-average increased issuance, especially during the third quarter of the reporting period, coupled with reduced demand for municipal debt during the same time frame. Against this backdrop, fundamentals generally remained stable for the majority of municipal issuers, and as a result, tax-equivalent yields appeared attractive relative to overall credit quality. However, markets remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform.

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-9 Year Municipal Bond Index, favorable allocation and security selection within “A”, “BBB” and “AA” rated (r) credit quality segments contributed to performance. Additionally, the fund’s greater exposure to certain market segments, including healthcare, education and distressed borrowers insured by financially sound mono-line insurance companies, benefited relative performance.

Conversely, the fund’s yield curve (y) positioning, particularly a greater exposure to ten-year key rates, and a lesser exposure to two-year key rates, detracted from relative results.

Respectfully,

Jason Kosty	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	0.47%	1.48%	2.89%	N/A
B	9/07/93	(0.28)%	0.73%	2.13%	N/A
C	7/01/94	(0.50)%	0.60%	2.00%	N/A
I	8/30/10	0.61%	1.60%	N/A	2.09%
Comparative benchmark
Bloomberg Barclays 1-9 Year Municipal Bond Index (f)		0.46%	1.84%	3.46%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(2.04)%	0.97%	2.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.22)%	0.34%	2.13%	N/A
C With CDSC (1% for 12 months) (v)		(1.49)%	0.60%	2.00%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays 1-9 Year Municipal Bond Index (formerly Barclays 1-9 Year Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2016 through April 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period (p) 11/01/16-4/30/17
A	Actual	0.70%	$1,000.00	$998.96	$3.47
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
B	Actual	1.44%	$1,000.00	$995.33	$7.12
	Hypothetical (h)	1.44%	$1,000.00	$1,017.65	$7.20
C	Actual	1.55%	$1,000.00	$994.77	$7.67
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
I	Actual	0.55%	$1,000.00	$999.67	$2.73
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 96.6%
Issuer	Shares/Par	Value ($)
Alabama - 0.8%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 6/01/2018	$2,335,000	$2,431,094
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2017	1,815,000	1,833,422
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2018	1,000,000	1,037,590
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2019	1,615,000	1,715,082
Alabama State Industrial Development Authority, Solid Waste Disposal Rev. (Pine City Fiber Company Project), 6.45%, 12/01/2023	250,000	249,995
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,484,238
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2025	1,165,000	1,321,063
Phoenix City, AL, Water & Sewer Rev., “A”, BAM, 5%, 8/15/2025	2,225,000	2,601,982

		$13,674,466
Alaska - 0.4%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2021	$1,400,000	$1,541,260
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,337,724
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/2021	4,000,000	4,432,040

		$7,311,024
Arizona - 1.5%
Arizona Board of Regents (Arizona State University), “A”, 4%, 7/01/2017	$300,000	$301,671
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FRN, 2.75%, 2/01/2048 (Put Date 2/05/2020)	3,000,000	3,044,700
Chandler, AZ, 5%, 7/01/2022 (Prerefunded 7/01/2018)	1,000,000	1,047,440
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2026	3,000,000	3,602,280
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	1,260,000	1,472,675
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 4%, 7/01/2025	1,240,000	1,236,516
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 3%, 7/01/2020	1,025,000	1,013,336

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Rev. (Great Hearts Academies), “A”, 2.95%, 7/01/2026	$3,480,000	$3,344,036
Phoenix, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Project), 3%, 7/01/2020	515,000	511,539
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2025	3,800,000	4,619,318
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2017	375,000	378,675
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/2018	525,000	548,525
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 2.125%, 6/01/2027 (Put Date 6/01/2018)	3,000,000	3,024,270
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/2028 (Put Date 3/01/2018)	1,280,000	1,282,778

		$25,427,759
Arkansas - 0.8%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2020	$355,000	$387,614
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2021	465,000	519,870
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	431,821
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,742,900
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	3,250,000	3,340,675
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	348,273
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	1,665,000	1,961,953

		$12,733,106
California - 8.5%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 5/01/2018	$3,510,000	$3,654,612
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/2019	3,000,000	3,180,360
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2019	1,000,000	1,072,590
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2020	1,250,000	1,377,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/2017	$250,000	$253,058
California Educational Facilities Authority Rev. (University of Redlands), “A”, 4%, 10/01/2018	400,000	415,108
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 10/01/2021	500,000	572,565
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/2017	1,100,000	1,114,971
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/2043 (Put Date 10/15/2019)	2,750,000	2,990,873
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/2043 (Put Date 10/15/2020)	2,400,000	2,679,864
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	9,900,000	9,922,671
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2018	430,000	446,439
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2025	1,130,000	1,296,449
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2026	1,000,000	1,152,900
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 1.3%, 8/01/2023 (Put Date 8/01/2017)	5,000,000	5,000,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	135,000	137,638
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “C”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	3,045,000	3,104,499
California Public Finance Authority, University Housing Rev. (NCCD Claremont Properties LLC, Claremont Colleges Project), “A”, 5%, 7/01/2027	750,000	851,415
California Public Finance Authority, University Housing Rev. (NCCD Claremont Properties LLC, Claremont Colleges Project), “A”, 5%, 7/01/2032	700,000	765,352
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2017	415,000	423,640
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024	350,000	394,366
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025	365,000	411,486
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026	300,000	334,521

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2023	$1,245,000	$1,316,824
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2021	750,000	792,788
California School Finance Authority, School Facility Rev., (Alliance For College-Ready Public School Projects), “A”, 4%, 7/01/2022	1,120,000	1,187,066
California State University Rev., “A”, 5%, 11/01/2022	5,000,000	5,920,350
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/2021	1,640,000	1,642,099
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/2020	1,105,000	1,107,542
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/2020	125,000	125,055
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 7/01/2018	3,500,000	3,502,100
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 4%, 9/01/2018	400,000	414,984
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	450,000	520,281
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2019	475,000	515,005
Jurupa, CA, Public Financing Authority Tax Rev., “A”, 5%, 9/01/2020	550,000	611,545
La Verne, CA, Brethren Hillcrest Homes, COP, 3%, 5/15/2017	575,000	575,414
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2018	235,000	240,426
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2019	565,000	589,092
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	343,155
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2020	930,000	1,026,943
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Project II), 5%, 8/01/2018	500,000	525,455
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, AGM, 5%, 9/01/2022	1,865,000	2,161,069
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, AGM, 5%, 9/01/2023	1,865,000	2,189,342
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/2020	5,000,000	5,641,900
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “B”, 5%, 5/15/2026	1,350,000	1,606,163

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/2019	$1,000,000	$1,086,290
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2018	2,450,000	2,466,856
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/2018	310,000	318,125
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2019	2,575,000	2,592,690
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/2020	2,705,000	2,723,529
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	854,805
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2022	800,000	927,536
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), “A”, AGM, 5%, 9/01/2024	4,000,000	4,748,320
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 3%, 9/01/2017	1,140,000	1,147,558
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2018	1,210,000	1,255,327
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2019	1,300,000	1,379,625
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2020	1,750,000	1,965,250
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2020	750,000	837,465
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2021	1,200,000	1,372,860
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2022	1,500,000	1,747,200
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	1,100,000	1,302,433
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2020	500,000	553,395
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, 1.5%, 4/01/2047 (Put Date 4/02/2018)	3,820,000	3,829,015
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/2047 (Put Date 4/01/2019)	3,090,000	3,123,650
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	285,000	326,505
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	715,000	818,711

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Joaquin County, CA, Stockton Unified School District, General Obligation, 5%, 8/01/2024	$6,650,000	$7,955,794
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2022	1,285,000	1,477,018
San Pablo, CA, Redevelopment Agency Rev., “A”, AGM, 5%, 6/15/2020	1,000,000	1,111,400
San Ramon CA, Public Financing Authority, Capital Appreciation, “A”, AMBAC, 0%, 2/01/2026	1,690,000	1,265,861
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, BAM, 5%, 9/01/2017	575,000	583,062
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, BAM, 5%, 9/01/2018	600,000	631,758
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, BAM, 5%, 9/01/2019	625,000	680,119
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, BAM, 5%, 9/01/2020	985,000	1,102,402
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, BAM, 5%, 9/01/2021	1,350,000	1,547,222
State of California, 5%, 8/01/2026	3,490,000	4,276,018
State of California, “B”, FRN, 1.448%, 12/01/2031 (Put Date 12/01/2021)	5,000,000	5,045,450
University of California, “AK”, 5%, 5/15/2048 (Put Date 5/15/2023)	5,000,000	5,944,150

		$141,105,124
Colorado - 1.9%
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	$2,305,000	$2,449,339
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 3%, 1/15/2018	100,000	101,170
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 4%, 1/15/2019	155,000	161,119
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2.25%, 7/15/2017	40,000	40,087
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	1,460,000	1,526,021
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2018	300,000	308,424
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2020	310,000	329,260
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	588,954
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2021	55,000	61,396

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	$1,160,000	$1,294,896
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	1,977,098
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	2,120,000	2,227,866
Denver, CO, City & County Airport Systems Rev., “A”, 4%, 11/15/2017	1,250,000	1,270,563
Denver, CO, City & County Airport Systems Rev., “A”, NATL, 5%, 11/15/2030	6,280,000	6,402,146
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2018	300,000	317,433
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2019	445,000	485,477
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/2021 (Prerefunded 9/01/2019)	1,500,000	1,669,665
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2024	1,500,000	1,732,080
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2025	2,000,000	2,315,400
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,146,890
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,835,275
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2025	500,000	578,850
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2026	1,300,000	1,512,433
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2027	1,270,000	1,482,039

		$31,813,881
Connecticut - 1.5%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2024	$1,840,000	$2,036,475
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2023	2,800,000	3,094,336
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “H”, AGM, 5%, 7/01/2019	2,350,000	2,529,517
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2021	3,775,000	4,292,817
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2023	3,000,000	3,509,040

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2024	$5,600,000	$6,582,184
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2020	1,830,000	2,038,547

		$24,082,916
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project) , 4%, 9/01/2024	$215,000	$221,057
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 2.8%, 9/01/2026	525,000	493,112

		$714,169
District of Columbia - 0.1%
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	$45,000	$44,523
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2026	1,045,000	1,262,590

		$1,307,113
Florida - 2.7%
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.375%, 5/01/2021	$1,005,000	$1,036,929
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.6%, 5/01/2022	1,040,000	1,083,919
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.75%, 5/01/2023	1,080,000	1,135,382
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/2017	250,000	253,160
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/2017	700,000	711,809
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	90,000	89,584
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	370,000	407,459
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2022	480,000	548,669
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2023	635,000	735,292
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	625,041
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	720,528
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2019	4,000,000	4,312,280
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	1,435,000	1,588,531

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2021	$1,300,000	$1,449,890
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	679,506
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2019 (Prerefunded 10/01/2017)	275,000	251,119
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2023 (Prerefunded 10/01/2017)	215,000	158,182
Florida Mid-Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/2024 (Prerefunded 10/01/2017)	150,000	104,177
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2019	2,365,000	2,577,353
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2020	1,330,000	1,489,081
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2020	300,000	331,047
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	224,682
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	465,888
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2018	2,000,000	2,104,840
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2019	1,875,000	2,033,006
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	380,000	419,638
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 7/01/2017	1,500,000	1,510,755
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 4%, 8/01/2018	1,600,000	1,641,376
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2020	1,730,000	1,881,911
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	2,018,633
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	2,028,612
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2020	600,000	664,932
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,351,248
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/2017	870,000	879,631
South Florida, Water Management District, COP, 5%, 10/01/2024	2,000,000	2,382,400
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 8/15/2021	290,000	293,402

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2019	$500,000	$537,075
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2018	200,000	208,502
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2020	3,000,000	3,311,640
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,125,740

		$45,372,849
Georgia - 2.5%
Atlanta, GA, Airport Passenger Facility Charge Rev., “B”, 5%, 1/01/2018	$2,000,000	$2,055,180
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2018	700,000	719,453
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2020	400,000	439,332
Atlanta, GA, Tax Allocation Rev. (Eastside Project), 5%, 1/01/2026	575,000	675,677
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,148,820
Fulton County, GA, “A”, 3%, 7/01/2017	2,515,000	2,524,758
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/2019	5,000,000	5,440,750
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2021	5,030,000	5,693,759
Gainesville, GA, Hall County Hospital Authority (Northeast Georgia Health System, Inc.), “B”, FRN, 1.85%, 8/15/2035 (Put Date 2/18/2020)	2,500,000	2,490,600
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 3.5%, 6/01/2039	4,295,000	4,506,013
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2019	2,500,000	2,661,600
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	9,761,726
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	1,750,000	1,999,550
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	1,750,000	2,035,443

		$42,152,661
Guam - 0.5%
Guam Government Business Privilege Tax Rev., “A”, 5%, 1/01/2027	$3,185,000	$3,383,585
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/2017	1,080,000	1,098,684
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2017	350,000	357,021

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2018	$750,000	$787,583
Guam International Airport Authority Rev., “C”, 5%, 10/01/2017	420,000	424,305
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,682,520

		$7,733,698
Hawaii - 0.4%
State of Hawaii, “FH”, 5%, 10/01/2025	$5,000,000	$6,112,100

Illinois - 11.3%
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/2024	$1,685,000	$1,689,785
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/2023	465,000	466,330
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2020	1,165,000	1,168,344
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2021	2,000,000	2,005,740
Chicago, IL, “A”, 5%, 1/01/2022	1,000,000	1,020,380
Chicago, IL, “A”, AGM, 5%, 1/01/2022	25,000	25,081
Chicago, IL, “A”, AGM, 5%, 1/01/2022	400,000	402,852
Chicago, IL, “A”, AMBAC, 5%, 1/01/2022	3,900,000	3,908,541
Chicago, IL, “A”, AGM, 5%, 1/01/2023	10,000	10,075
Chicago, IL, “A”, AGM, 5%, 1/01/2023	250,000	251,783
Chicago, IL, “A”, AMBAC, 5%, 1/01/2024	4,500,000	4,509,720
Chicago, IL, “A”, AGM, 5%, 1/01/2024	15,000	15,049
Chicago, IL, “A”, ASSD GTY, 5.25%, 1/01/2025	2,000,000	2,046,440
Chicago, IL, “A”, AGM, 5%, 1/01/2026	20,000	20,094
Chicago, IL, “A”, AGM, 5%, 1/01/2027	150,000	150,410
Chicago, IL, “A”, AGM, 5%, 1/01/2028	3,430,000	3,604,038
Chicago, IL, “C”, NATL, 5%, 1/01/2023	270,000	275,543
Chicago, IL, “D”, AMBAC, 5%, 12/01/2022	1,890,000	1,895,405
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	3,875,000	4,183,373
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	445,000	349,258
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	360,000	296,050
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	1,925,000	1,284,399
Chicago, IL, Board of Education, “A”, NATL, 5%, 12/01/2017	3,645,000	3,686,261
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2018	3,000,000	3,064,860
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2020	2,275,000	2,292,336
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2021	1,060,000	1,060,731

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	$1,755,000	$1,792,943
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	4,140,000	4,324,396
Chicago, IL, Board of Education, (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2019	550,000	510,736
Chicago, IL, Board of Education, (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	4,435,000	2,634,168
Chicago, IL, Board of Education, (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	785,000	645,553
Chicago, IL, Board of Education, (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	675,000	529,774
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2019	1,600,000	1,614,544
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	2,855,000	2,870,274
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	675,000	677,903
Chicago, IL, Capital Appreciation, NATL, 0%, 1/01/2026	6,640,000	4,697,269
Chicago, IL, General Obligation, “A”, AMBAC, 5.5%, 12/01/2019	200,000	206,164
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 6/15/2024	7,075,000	5,579,133
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	939,482
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	5,856,450
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	3,375,000	3,720,735
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	4,250,000	4,721,495
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2024	2,620,000	2,970,320
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2023	1,500,000	1,688,745
Cook County, IL, “C”, AGM, 5%, 11/15/2025	10,000,000	11,135,200
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/2020	5,000	5,624
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2023	400,000	451,460
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2024	350,000	397,940
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2025	825,000	940,368

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.95%, 5/15/2017	$940,000	$940,094
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 5/15/2018	1,405,000	1,405,492
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	1,000,000	1,001,850
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2025	5,000,000	5,821,550
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2026	2,700,000	3,130,704
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FRN, 2.038%, 5/01/2036 (Put Date 5/01/2021)	700,000	701,288
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2022	4,380,000	4,810,116
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2023	3,900,000	4,323,852
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), AGM, 5%, 5/15/2024 (Prerefunded 5/15/2018)	4,675,000	4,874,856
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), AGM, 5%, 5/15/2024 (Prerefunded 5/15/2018)	325,000	338,894
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 4/01/2019	570,000	593,695
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/2021 (Prerefunded 8/15/2019)	1,000,000	1,092,820
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,112,780
Illinois Finance Authority Rev. (University of Chicago), “B”, ETM, 5%, 7/01/2017	70,000	70,510
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2018	1,200,000	1,233,516
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/2019	1,000,000	1,065,740
Illinois Finance Authority Rev., Unrefunded Balance, (DePaul University), 5%, 10/01/2020	3,330,000	3,709,953
Illinois Finance Authority Rev., Unrefunded Balance, (University of Chicago), “B”, 5%, 7/01/2017	930,000	936,724
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/2023	1,605,000	1,823,665
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/2024	7,190,000	7,216,315
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,135,000	1,291,165
Illinois Sports Facilities Authority, AMBAC, 5.5%, 6/15/2030	705,000	722,033
Illinois Toll Highway Authority Rev., “B”, 5%, 12/01/2018	6,000,000	6,372,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/2021	$3,230,000	$3,060,748
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded Balance, 0%, 1/01/2021	4,215,000	3,883,701
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 6/15/2018	7,395,000	7,234,085
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/2018	620,000	629,188
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/2020	500,000	527,325
Romeoville, IL, Rev. (Lewis University Project), 4%, 10/01/2017	365,000	368,621
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2019	475,000	508,792
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2020	520,000	567,861
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	500,000	563,175
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2026	3,000,000	3,526,740
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2025	1,000,000	1,166,640
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	9,662,623
State of Illinois, AGM, 5%, 2/01/2027	910,000	984,866
Will County, IL, Forest Preservation District, 5%, 12/15/2019	1,250,000	1,367,088

		$187,234,859
Indiana - 1.5%
Ball State University Board of Trustees (Student Fee), “R”, 5%, 7/01/2024	$1,000,000	$1,195,520
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 10/15/2017	1,350,000	1,373,585
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,146,870
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,125,320
Indiana Finance Authority, Wastewater Utility Rev. (CWA Authority Project), “A”, 5%, 10/01/2019	335,000	364,785
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,262,550
Indiana Health Facility Financing Authority Rev. (Ascension Health Subordinate Credit Group), “A-8”, 1.25%, 11/01/2027 (Put Date 5/01/2020)	2,085,000	2,063,253
Indiana Health Facility Financing Authority Rev. (Ascension Health), “A-5”, 2%, 11/01/2027 (Put Date 8/01/2017)	1,375,000	1,377,943
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 4%, 4/01/2018	515,000	523,626

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 4/01/2019	$525,000	$531,431
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2020	1,690,000	1,807,692
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 3/01/2019	3,000,000	3,107,340
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	1,500,000	1,669,275
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc.), “A”, 5%, 3/01/2046 (Put Date 3/01/2023)	3,000,000	3,417,720

		$24,966,910
Iowa - 0.5%
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 7/01/2017	$3,000,000	$3,021,210
Iowa Higher Education Loan Authority Rev., Private College Facilities (Grinnell College Project), 5%, 12/01/2025	400,000	494,584
Iowa Higher Education Loan Authority Rev., Private College Facilities (Grinnell College Project), 5%, 12/01/2026	425,000	531,416
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	1,135,000	1,174,918
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	3,055,000	3,178,514

		$8,400,642
Kansas - 0.4%
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2021	$1,200,000	$1,316,040
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2022	1,200,000	1,333,128
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2024	1,300,000	1,469,897
Johnson County, KS, Unified School District, General Obligation, “A”, 2%, 9/01/2017	750,000	752,925
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2019	1,000,000	1,085,760

		$5,957,750
Kentucky - 0.9%
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 8/15/2018	$1,000,000	$1,045,340
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 2.5%, 5/15/2022	2,520,000	2,471,112

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Higher Education Student Loan Corp. Rev., “A”, 3%, 6/01/2029	$3,070,000	$3,064,597
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 8/01/2020	5,000,000	5,534,400
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.15%, 6/01/2033 (Put Date 6/01/2017)	2,000,000	2,000,220

		$14,115,669
Louisiana - 0.8%
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	$1,460,000	$1,652,822
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,342,896
Louisiana Gas & Fuels Tax Rev., “A-1”, 5%, 5/01/2018	2,525,000	2,628,525
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2022	250,000	285,505
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,444,450
New Orleans, LA, Water Rev., 5%, 12/01/2019	700,000	760,669
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,554,524

		$13,669,391
Maine - 0.4%
Portland, ME, General Airport Rev., 4%, 7/01/2018	$440,000	$454,379
Portland, ME, General Airport Rev., 4%, 7/01/2020	200,000	214,734
Portland, ME, General Airport Rev., 5%, 7/01/2022	300,000	344,115
State of Maine, “B”, 5%, 6/01/2020	5,000,000	5,589,700

		$6,602,928
Maryland - 1.3%
Maryland Department of Housing & Community Development, “D”, 4%, 9/01/2036	$3,345,000	$3,507,701
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	2,710,000	2,699,973
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	1,350,000	1,514,700
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,791,824
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	650,000	728,897
Montgomery & Prince George’s Counties, MD, Washington Suburban Sanitary District Rev., “A”, FRN, 0.88%, 6/01/2023	4,200,000	4,200,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	$1,000,000	$1,179,830
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	6,315,760

		$21,938,685
Massachusetts - 3.7%
Commonwealth of Massachusetts Consolidated Loan, “D”, FRN, 1.33%, 1/01/2018	$1,500,000	$1,501,050
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	6,185,000	7,114,111
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2021	585,000	639,475
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2022	585,000	649,128
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2023	440,000	491,920
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2024	1,065,000	1,200,489
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	60,000	61,775
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	145,000	157,377
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2018	1,485,000	1,561,789
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2019	1,605,000	1,736,578
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2025	1,500,000	1,731,315
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2026	1,750,000	2,029,633
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2027	2,000,000	2,318,980
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,147,330
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 10/01/2017	405,000	409,803
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	220,000	240,297
Massachusetts Educational Financing Authority Education Loan Rev., “A”, 5%, 1/01/2021	5,500,000	6,012,160

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 7/01/2019	$1,235,000	$1,307,445
Massachusetts Educational Financing Authority Rev., “J”, 5%, 7/01/2020	4,400,000	4,772,856
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2018	1,085,000	1,126,067
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	5,510,000	5,023,853
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., “A”, 5%, 8/15/2022	8,405,000	9,872,597
Massachusetts Water Resources Authority, “A”, 4%, 8/01/2017	5,855,000	5,903,245
State of Massachusetts, “C”, 5.25%, 8/01/2022 (Prerefunded 8/01/2017)	4,085,000	4,131,038

		$61,140,311
Michigan - 2.9%
Central Michigan University Rev., 5%, 10/01/2017	$1,760,000	$1,790,642
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “B”, NATL, 5.25%, 7/01/2022	3,000,000	3,021,060
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	560,369
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	702,263
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2020	9,000,000	9,762,300
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2022	1,005,000	1,023,271
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C”, 5%, 7/01/2026	1,000,000	1,140,510
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2019	1,000,000	1,073,710
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2020	1,500,000	1,650,375
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “C-7”, NATL, 5%, 7/01/2021	1,000,000	1,123,830
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “D-1”, 5%, 7/01/2022	500,000	567,335
Michigan Finance Authority, Detroit Water & Sewerage Department, Sewage Disposal System Rev., “D-1”, 5%, 7/01/2021	400,000	448,168
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2020	1,500,000	1,654,290

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority, Detroit Water & Sewerage Department, Water System Rev., “D-1”, AGM, 5%, 7/01/2021	$3,500,000	$3,942,435
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,000,000	1,117,830
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2023	3,000,000	3,579,570
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2024	3,250,000	3,936,010
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2025	5,000,000	6,112,750
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,793,847
State of Michigan, 5%, 11/15/2018	1,000,000	1,062,250
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	292,573
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	411,005
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	461,444

		$48,227,837
Minnesota - 1.5%
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2026	$200,000	$243,472
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2025	250,000	301,138
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2020	1,750,000	1,900,833
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2021	2,000,000	2,224,300
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2022	1,505,000	1,698,332
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 3/01/2019	9,215,000	9,893,500
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	5,758,200
State of Minnesota, “H”, 5%, 11/01/2017	2,600,000	2,654,756

		$24,674,531
Mississippi - 1.7%
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2018	$400,000	$412,360
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2020	625,000	663,869

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
City of Jackson, MS, Water & Sewer System Rev. ., BAM, 4%, 9/01/2019	$700,000	$734,475
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2024	2,065,000	2,366,345
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2025	3,590,000	4,126,669
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2026	2,485,000	2,870,200
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	1,395,000	1,597,415
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/2021	1,685,000	1,891,851
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,149,660
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	7,909,580
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-2”, 1.4%, 9/01/2022 (Put Date 8/15/2017)	4,000,000	4,000,160
State of Mississippi, “B”, 5%, 12/01/2025	415,000	507,624

		$28,230,208
Missouri - 0.9%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$435,000	$464,510
Missouri Environmental Improvement & Energy Resources Authority Rev. (Kansas City Power & Light Co. Project), 1.25%, 7/01/2017	2,000,000	2,001,060
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/2017	650,000	657,839
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/2018	675,000	700,205
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2025	215,000	243,943
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2023	250,000	284,595
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 4%, 2/01/2020	535,000	567,833
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2021	565,000	626,664
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	619,674

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2017	$400,000	$400,116
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2018	400,000	412,828
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2019	450,000	476,568
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,120,000	1,188,365
St. Louis County, MO, Industrial Development Authority Rev., (Friendship Village Sunset Hills), “B”, 2.85%, 9/01/2018	1,500,000	1,507,035
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/2019	5,000,000	5,493,300

		$15,644,535
Nebraska - 0.5%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.1), “A”, 5.25%, 12/01/2018	$2,345,000	$2,483,519
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2020	1,710,000	1,869,765
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/2021	2,000,000	2,240,300
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	845,000	863,108

		$7,456,692
Nevada - 0.5%
Clark County, NV, School District, 5%, 6/15/2017	$2,845,000	$2,860,420
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 12/01/2026 (Put Date 6/01/2018)	1,950,000	2,024,880
Nevada Unemployment Compensation Rev., 5%, 12/01/2017	2,500,000	2,561,175

		$7,446,475
New Hampshire - 0.3%
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.25%, 6/01/2026	$4,405,000	$4,858,319

New Jersey - 5.6%
East Orange, NJ, 2%, 8/17/2017	$4,000,000	$4,009,960
New Jersey Building Authority, State Building Rev., “A”, BAM, 5%, 6/15/2025	2,000,000	2,294,280
New Jersey Building Authority, State Building Rev., “A”, BAM, 5%, 6/15/2026	1,500,000	1,725,435

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2018	$1,000,000	$1,039,140
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2020	1,000,000	1,066,680
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,654,139
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,128,040
New Jersey Economic Development Authority Rev., 5%, 6/15/2018	4,000,000	4,130,000
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	95,000	103,252
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	616,448
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	710,541
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2020	500,000	542,770
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2021	300,000	326,664
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/2021	425,000	467,479
New Jersey Economic Development Authority Rev., School Facilities Construction, “N-1”, AMBAC, 5.5%, 9/01/2026	1,985,000	2,239,834
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	720,000	744,062
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	975,000	1,004,611
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/2017	700,000	704,823
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,642,329
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2023	1,615,000	1,860,141
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,501,762
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	4,600,000	4,338,030
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	2,930,000	2,931,846

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2019	$2,000,000	$2,006,860
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	10,985,000	11,053,656
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/2041	290,000	73,492
New Jersey Transportation Trust Fund Authority, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,630,400
New Jersey Transportation Trust Fund Authority, “D”, 5%, 12/15/2018	2,500,000	2,606,175
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2030	6,415,000	6,556,322
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2031	5,135,000	5,241,808
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-2”, 5%, 6/15/2020	5,000,000	5,338,550
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2020	1,910,000	2,117,808
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2024	1,440,000	1,668,154
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2025	1,850,000	2,149,367
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2026	1,725,000	2,014,835
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/2018	2,250,000	2,312,190
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, ETM, 4%, 6/01/2017	775,000	777,000
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, ETM, 5%, 6/01/2019	3,580,000	3,834,073

		$92,162,956
New Mexico - 0.9%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2022	$880,000	$1,031,131
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 6/01/2040 (Put Date 6/01/2017)	2,000,000	2,004,460
New Mexico Finance Authority State Transportation Rev., 5%, 6/15/2018	2,000,000	2,092,820
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	9,315,000	9,986,518

		$15,114,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - 5.3%
Build NYC Resource Corp., Solid Waste Disposal Rev. (Pratt Paper New York, Inc. Project), 3.75%, 1/01/2020	$1,180,000	$1,203,529
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,279,878
Metropolitan Transportation Authority (Hudson Rail Yards Trust), “A”, 5%, 11/15/2046	6,130,000	6,552,664
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 4%, 7/01/2018	800,000	825,568
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2020	1,000,000	1,105,150
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	200,000	221,036
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	280,288
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, ETM, 5%, 10/01/2017	2,000,000	2,035,380
New York Counties Tobacco Trust VI, “C”, 2.45%, 6/01/2042	1,490,000	1,511,531
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), LOC, 6.25%, 8/15/2022	1,000,000	1,004,590
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2023	1,300,000	1,467,752
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2025	2,400,000	2,723,784
New York Dormitory Authority Rev. (Pace University), “A”, ETM, 4%, 5/01/2018	55,000	56,629
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2018	1,000,000	1,044,430
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/2017	1,500,000	1,500,540
New York Dormitory Authority Rev., Unrefunded Balance, (Pace University), “A”, 4%, 5/01/2018	1,945,000	1,986,390
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.375%, 12/01/2027 (Put Date 5/01/2020)	10,000,000	10,144,600
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/2020	3,395,000	3,788,311
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/2020	5,000	5,650
New York Environmental Facilities Corp. Rev., Unrefunded Balance, “C”, 5%, 11/15/2020	2,820,000	3,192,635

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	$2,675,000	$2,878,701
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 4/01/2019	1,350,000	1,452,560
New York, NY, “C”, 5%, 8/01/2017	1,000,000	1,010,610
New York, NY, “I”, 5%, 8/01/2022	10,000,000	11,701,500
New York, NY, “J-4”, FRN, 1.45%, 8/01/2025	1,035,000	1,035,021
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2018	3,250,000	3,399,468
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2019	1,250,000	1,353,063
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/2017	1,040,000	1,040,208
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 1.35%, 1/01/2036 (Put Date 8/01/2017)	5,000,000	5,005,200
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/2017	200,000	200,058
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/2018	250,000	258,018
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, ETM, 5%, 7/01/2019	250,000	265,198
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2017	1,440,000	1,474,459
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,410,000	1,542,639
Suffolk County, NY, “B”, AGM, 5%, 10/15/2025	7,000,000	8,263,780
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2025	1,000,000	1,155,380
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2026	2,000,000	2,319,800
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2027	1,500,000	1,743,480

		$88,029,478
North Carolina - 1.2%
Charlotte, NC, COP (Convention Facility Project), “A”, 5%, 12/01/2020	$4,100,000	$4,626,440
Durham County, NC, 5%, 4/01/2019	1,000,000	1,076,770
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2022	665,000	746,862
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2023	325,000	368,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Capital Facilities Finance Agency Student Housing Rev. (The NCA&T University Foundation, LLC Project) , “A”, ASSD GTY, 5%, 6/01/2024	$700,000	$801,318
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “C”, FRN, 1.64%, 12/01/2033 (Put Date 12/01/2017)	2,605,000	2,601,405
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2026	1,500,000	1,783,050
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2027	4,000,000	4,774,840
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2020	500,000	563,380
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2025	645,000	769,646
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026	1,000,000	1,197,290

		$19,309,597
North Dakota - 0.2%
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, ETM, 3%, 7/01/2017	$1,335,000	$1,339,686
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, ETM, 3%, 7/01/2018	1,180,000	1,206,373

		$2,546,059
Ohio - 1.8%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	$3,775,000	$3,624,113
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2024	1,200,000	1,396,968
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,465,063
Cleveland, OH, General Receipts Refunding (A State University of Ohio), “A”, 5%, 6/01/2023	405,000	474,502
Cleveland, OH, General Receipts Refunding (A State University of Ohio), “A”, 5%, 6/01/2024	815,000	967,103
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/2021 (Prerefunded 11/15/2020)	375,000	423,086
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2021 (Prerefunded 11/15/2020)	385,000	434,369
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2022 (Prerefunded 11/15/2020)	405,000	456,933
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2018	335,000	341,955

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2019	$345,000	$357,668
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 11/15/2019	300,000	313,101
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 5/15/2020	360,000	388,472
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 11/15/2020	365,000	397,992
Columbus, OH, 5%, 7/01/2022	2,350,000	2,759,347
Hamilton County, OH, Healthcare Improvement Rev. (Life Enriching Communities), 5%, 1/01/2023	500,000	557,330
Hamilton County, OH, Healthcare Improvement Rev. (Life Enriching Communities), 5%, 1/01/2024	675,000	753,489
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	9,209,520
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	710,938
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	883,446
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,124,120
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/2020	2,000,000	2,250,400

		$29,289,915
Oklahoma - 0.5%
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 7/01/2017	$2,500,000	$2,505,075
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2025	800,000	885,648
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2026	500,000	552,245
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2020	1,500,000	1,645,185
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	700,000	784,777
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	681,042
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/2022	1,000,000	1,089,510

		$8,143,482
Oregon - 1.3%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	$500,000	$573,555
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	350,000	376,464

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2022	$350,000	$396,242
Lake Oswego, OR , 4%, 6/01/2019	1,195,000	1,268,206
Lake Oswego, OR , 4%, 6/01/2020	1,830,000	1,985,715
Lake Oswego, OR , 4%, 6/01/2021	2,330,000	2,576,095
Oregon Health & Science University Rev., “A”, 5%, 7/01/2018	785,000	821,291
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2024	1,500,000	1,769,700
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2025	1,000,000	1,185,420
Portland, OR, Sewer System Rev. , “A”, 5%, 3/01/2018	5,000,000	5,173,500
State of Oregon, “A”, 5%, 5/01/2025	2,000,000	2,439,820
State of Oregon, “A”, 5%, 5/01/2026	2,000,000	2,465,220
Washington County, OR, School District, AGM, 5.25%, 6/15/2018	1,000,000	1,047,250

		$22,078,478
Pennsylvania - 7.2%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 3/01/2026	$525,000	$621,747
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FRN, 1.41%, 2/01/2021	1,290,000	1,289,768
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 8/01/2033 (Put Date 5/01/2018)	2,000,000	2,062,780
Bethlehem Area School District, PA, (Northampton and Lehigh Counties), “A”, AGM, 5%, 2/01/2025	4,575,000	5,419,957
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2017	1,000,000	1,020,950
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2018	1,000,000	1,055,260
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2019	500,000	542,525
Butler County, PA, Hospital Authority Rev. (Butler Health System), ETM, 5.375%, 7/01/2017	1,465,000	1,476,574
Cambria County, PA, ETM, BAM, 4%, 8/01/2019	900,000	956,556
Cambria County, PA, Unrefunded Balance, BAM, 4%, 8/01/2019	1,445,000	1,514,519
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2023	1,705,000	1,981,909
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2022	1,725,000	1,977,592
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2024	750,000	880,073
Capital Region, PA, Water Rev., “A”, BAM, 5%, 7/15/2029	450,000	520,101
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2025	9,000,000	10,773,720
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2026	6,035,000	7,242,785
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	585,000	645,120
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,025,000	1,149,384

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	$730,000	$828,039
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,437,254
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 4%, 5/01/2017	425,000	425,064
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2019	445,000	466,480
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2020	500,000	532,565
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health), ETM, 5.25%, 6/01/2017	475,000	476,938
Dauphin County, PA, General Authority Health System Rev., Unrefunded Balance, (Pinnacle Health), 5.25%, 6/01/2017	120,000	120,481
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 6/01/2018	1,795,000	1,799,003
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/2017	425,000	429,475
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/2017	4,290,000	4,325,907
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2025	500,000	590,090
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2024	600,000	706,332
East Hempfield, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2023	300,000	350,487
Lancaster County School District, PA, “B”, AGM, 5%, 6/01/2025	2,000,000	2,362,340
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	338,745
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	367,011
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	817,110
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	310,013
Lehigh County, PA, General Purpose Authority (Lehigh Valley Health Network Hospital), “A”, 5%, 7/01/2017	2,140,000	2,155,001
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	1,295,000	1,155,373
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,162,067
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	883,531
Luzerne County, PA, “A”, AGM, 5%, 11/15/2020	1,355,000	1,487,546

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	$3,000,000	$3,348,150
Luzerne County, PA, “B”, AGM, 5%, 5/15/2020	2,200,000	2,394,040
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,275,625
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023	1,225,000	1,374,242
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2021	2,000,000	2,189,200
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,865,876
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	880,000	879,366
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.25%, 8/01/2045 (Put Date 8/01/2017)	2,215,000	2,215,000
Pennsylvania Economic Development Financing Authority, Tax Exempt Private Activity Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2022	5,000,000	5,597,800
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 11/01/2018	265,000	269,749
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/2019	1,325,000	1,422,202
Pennsylvania High Educational Facilities Authority Rev. (Thomas Jefferson University), “B”, AMBAC, 5.25%, 9/01/2017	1,000,000	1,014,300
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 5/01/2017	1,000,000	1,000,350
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), ETM, 5%, 7/01/2017	825,000	831,047
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), ETM, 5%, 7/01/2018	1,005,000	1,052,557
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania Health System), 5%, 8/15/2022	1,695,000	1,972,777
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,561,151
Philadelphia, PA, School District, “F”, 5%, 9/01/2026	5,000,000	5,631,200
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	1,510,000	1,748,142
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 12/01/2018	1,330,000	1,404,081
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2024	1,250,000	1,420,313
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2025	1,000,000	1,139,370

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2027	$1,000,000	$1,141,300
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2020	855,000	926,085
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2022	930,000	1,033,118
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2025	1,605,000	1,811,339

		$119,176,552
Puerto Rico - 4.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$1,135,000	$1,161,627
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	1,830,000	1,911,801
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	550,000	560,956
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AGM, 5.25%, 7/01/2022	3,515,000	3,838,450
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2030	2,535,000	2,879,481
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	2,950,000	3,171,634
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2023	500,000	556,545
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2024	740,000	783,897
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2025	1,740,000	1,959,118
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2017	165,000	164,215
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	70,000	66,897
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	350,000	321,962
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	610,000	533,305
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2017	1,000,000	1,004,850
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	580,000	626,267

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$5,160,000	$5,542,820
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	2,265,000	2,471,613
Commonwealth of Puerto Rico, Public Improvement, “A”, AMBAC, 5.5%, 7/01/2019	1,065,000	1,096,109
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 5.5%, 7/01/2029	1,355,000	1,535,310
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	200,000	200,372
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,000,000	2,063,740
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	329,975
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	1,365,000	1,447,037
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	1,430,000	1,399,870
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	90,000	90,555
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	40,000	42,366
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,095,000	1,190,331
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2023	435,000	460,078
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	110,000	110,146
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2023	370,000	374,163
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2024	705,000	712,931
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	1,625,000	1,643,281
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2023	860,000	869,675
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	25,000	25,061
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	100,000	102,615
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	6,490,000	6,790,422
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	260,952
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,078,827

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	$1,310,000	$1,314,362
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	195,000	206,677
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	220,000	221,197
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	110,000	108,092
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	35,000	35,004
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	380,000	383,082
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	245,000	245,100
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	296,139
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	90,000	87,550
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	390,000	378,526
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	310,000	316,953
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	3,875,000	4,139,740
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	4,870,000	5,233,399
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	2,270,000	2,460,249

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	$1,510,000	$1,641,083
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	135,000	138,949
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	390,000	402,429
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	2,215,000	2,225,743
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	2,555,000	2,612,309
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	3,210,000	3,225,601
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	245,000	245,233

		$75,296,671
Rhode Island - 1.7%
Providence, RI, “A”, 5%, 7/15/2017	$1,385,000	$1,395,775
Providence, RI, “A”, 4%, 7/15/2019	400,000	420,008
Providence, RI, “A”, 5%, 1/15/2020	1,625,000	1,756,316
Providence, RI, “A”, 5%, 1/15/2021	1,000,000	1,102,100
Rhode Island Health & Educational Building Corp. Rev., “A”, (Providence Public Building Authority), 5%, 5/15/2019	2,000,000	2,137,360
Rhode Island Health & Educational Building Corp. Rev., “A”, (Providence Public Building Authority), 5%, 5/15/2021	2,240,000	2,498,899
Rhode Island Health & Educational Building Corp. Rev., (Lifespan Obligated Group), 5%, 5/15/2026	5,000,000	5,719,200
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	880,000	977,803
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	550,000	615,203
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	1,510,000	1,516,689
Rhode Island Student Loan Program Authority Rev., “A”, 2.125%, 12/01/2018	3,200,000	3,217,728
Rhode Island Student Loan Program Authority Rev., “A”, 2.5%, 12/01/2019	4,590,000	4,643,933
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/2020	2,000,000	2,190,140

		$28,191,154
South Carolina - 1.3%
Berkeley County, SC, School District Rev., 5%, 12/01/2018	$630,000	$668,827
Berkeley County, SC, School District Rev., 5%, 12/01/2017	500,000	511,990
Charleston County School District, SC, (Sales Tax Projects- Phase III), “B”, SCSDE, 5%, 5/02/2017	5,000,000	5,002,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	$3,095,000	$3,664,418
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 1/01/2018	750,000	770,123
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,545,000	4,769,159
Richland County, SC, School District No. 1, 4%, 3/01/2019	1,270,000	1,339,914
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	1,300,000	1,525,667
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,168,660
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	1,500,000	1,758,945

		$21,179,953
Tennessee - 1.7%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2018	$5,120,000	$5,403,750
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/2018	1,000,000	1,030,870
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/2019	920,000	982,597
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2021	720,000	814,507
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2022	1,680,000	1,941,190
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2024	750,000	855,608
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2023	850,000	961,724
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2025	1,350,000	1,544,819
Metropolitan Government of Nashville & Davidson County, TN, “A”, 4%, 7/01/2017	4,000,000	4,022,280
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	8,579,625
Shelby County, TN, Public Improvement & School, “B”, 5%, 4/01/2018	1,100,000	1,142,229
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,000,000	1,084,500

		$28,363,699
Texas - 5.4%
Alamo, TX, Regional Mobility Authority Vehicle Registration Fee Rev., 5%, 6/15/2024	$1,420,000	$1,708,601
Alamo, TX, Regional Mobility Authority Vehicle Registration Fee Rev., 5%, 6/15/2025	1,000,000	1,212,750
Arlington, TX, Independent School District Rev., “A”, PSF, 5%, 2/15/2019	1,275,000	1,365,653

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2019	$1,000,000	$1,001,490
Austin, TX, Public Improvement Rev., 5%, 9/01/2022	5,000,000	5,889,350
Brownsville, TX, Independent School District, “A”, PSF, 5%, 2/15/2021	6,595,000	7,494,822
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	2,685,000	2,696,572
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/2018	5,415,000	5,634,037
Dallas, TX, Independent School District, PSF, 5.25%, 2/15/2018	795,000	822,722
Dallas, TX, Waterworks & Sewer System Rev., 3%, 10/01/2017	1,000,000	1,009,220
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/2020	650,000	676,325
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	525,000	561,220
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/2020	2,940,000	3,250,876
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2017	400,000	401,244
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/2018	430,000	444,538
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/2019 (Prerefunded 11/15/2018)	600,000	636,756
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), ETM, 5%, 11/15/2018	470,000	498,999
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2020	575,000	635,605
Harris County, TX, Houston Sports Authority Rev., “C”, 5%, 11/15/2021	1,000,000	1,122,480
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2020	1,000,000	1,105,480
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	475,000	487,768
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,086,194
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	705,000	737,148
Houston, TX, Higher Education Finance Corp. Refunding Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/2020	880,000	945,366
Houston, TX, Higher Education Finance Corp. Rev. (Kipp, Inc.), “A”, PSF, 4%, 2/15/2019	840,000	883,184

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Klein, TX, Independent School District, PSF, 5%, 8/01/2021 (Prerefunded 8/01/2018)	$895,000	$940,180
Klein, TX, Independent School District, PSF, 5%, 8/01/2021	105,000	110,361
Lone Star College System, TX, “A”, 5%, 8/15/2018	4,250,000	4,470,618
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2026	3,125,000	3,457,531
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 1.15%, 1/01/2020 (Put Date 7/01/2017)	7,600,000	7,600,000
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living- The Langford Project), “B-1”, 3.25%, 11/15/2022	55,000	53,766
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living- The Langford Project), “B-2”, 3%, 11/15/2021	30,000	29,257
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 1.25%, 11/01/2018	200,000	198,556
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 4%, 11/01/2020	350,000	375,319
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2018	100,000	102,269
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2019	300,000	312,576
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2021	400,000	426,852
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5%, 6/01/2024	1,915,000	2,291,661
Regents of the University of North Texas Rev. Financing System, “A”, 5%, 4/15/2026	1,000,000	1,213,450
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 6/01/2019	1,250,000	1,254,800
Spring Independent School District, TX, Unlimited Tax School Building, PSF, 5%, 8/15/2022	1,515,000	1,775,519
Tarrant County, TX, 5%, 7/15/2018	2,770,000	2,906,644
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,345,008
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, ETM, 5%, 8/15/2018	500,000	526,190

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	$630,000	$670,591
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2019	1,260,000	1,345,869
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2020	785,000	852,816
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	1,390,000	1,526,707
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,617,432
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	265,000	265,045
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), “A”, 5%, 2/15/2026	1,750,000	2,101,173
Tarrant County, TX, Cultural Education Facilities, Finance Corp. Rev. (Trinity Terrace Project), “A-2”, 2.5%, 12/01/2018	5,280,000	5,282,693
Texas Technical College System Rev., AGM, 5%, 10/15/2024	1,425,000	1,694,738
Texas Technical College System Rev., AGM, 5%, 10/15/2025	1,550,000	1,855,846
Texas Transportation Commission, Central Texas Turnpike System Rev., “C”, 5%, 8/15/2022	400,000	452,876

		$89,364,743
U.S. Virgin Islands - 1.0%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023	$1,500,000	$1,669,560
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024	1,500,000	1,665,315
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	3,625,000	3,876,684
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	3,875,913
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2019	5,000,000	5,300,750

		$16,388,222
Utah - 0.7%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/2022	$750,000	$784,950
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2025	1,990,000	2,361,414

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - continued
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2026	$1,200,000	$1,435,884
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2027	2,000,000	2,412,760
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 11/01/2017	5,000,000	5,104,600

		$12,099,608
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2017	$220,000	$221,377
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2019	100,000	107,126
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	2,050,000	2,253,401

		$2,581,904
Virginia - 2.2%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/2018	$500,000	$527,700
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., A”, 5%, 3/15/2018	6,825,000	7,070,564
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	2,175,000	2,427,670
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/2021	1,375,000	1,564,778
Richmond, VA, Public Improvement Rev., “A”, 5%, 3/01/2022	5,370,000	6,254,224
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2024	10,000,000	12,099,800
Virginia Public School Authority, “C”, 5%, 8/01/2018	1,000,000	1,050,670
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2019 (Prerefunded 10/01/2017)	1,980,000	2,015,145
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2020	1,150,000	1,272,280
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,128,900
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	861,788
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 7/01/2019	615,000	651,912

		$36,925,431
Washington - 1.9%
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2018	$1,400,000	$1,461,698
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2019	2,025,000	2,182,869
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2020	2,230,000	2,457,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	$2,455,000	$2,766,368
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,294,100
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,740,315
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,823,013
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2019	700,000	750,001
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2020	1,175,000	1,290,538
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	1,978,989
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2/01/2018	4,000,000	4,124,800
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,139,610
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 3%, 7/01/2017	1,030,000	1,032,122
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/2020	1,175,000	1,273,442
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	800,000	787,568
Yakima County, WA, “A”, AGM, 4%, 12/01/2017	2,300,000	2,342,136

		$31,445,497
Wisconsin - 1.2%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	$5,000,000	$5,668,850
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 7/15/2022	6,000,000	6,750,960
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, 1.25%, 8/15/2025 (Put Date 8/15/2017)	1,810,000	1,809,602
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/2020	800,000	898,776
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-2”, 3.5%, 11/15/2023	295,000	295,982
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-3”, 3%, 11/15/2022	405,000	406,033
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	3,225,000	3,453,588

		$19,283,791
Total Municipal Bonds (Identified Cost, $1,571,809,127)		$1,597,078,727

Portfolio of Investments – continued

Other Municipal Bonds - 0.2%
Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - 0.2%
Freddie Mac, 1.6%, 8/15/2051 (Put Date 6/15/2022) (Identified Cost, $4,000,000)	$4,000,000	$3,873,480

Variable Rate Demand Notes (x) - 1.3%
Colorado Springs, CO, Utility Rev., “A”, FRN, 0.9%, 11/01/2037	$3,350,000	$3,350,000
New York, NY, “A-4”, FRN, 0.9%, 8/01/2038	8,000,000	8,000,000
New York, NY, “G-4”, FRN, 0.9%, 4/01/2042	6,000,000	6,000,000
West Palm Beach, FL, Utility System Rev., “C”, FRN, 0.95%, 10/01/2038	4,775,000	4,775,000
Total Variable Rate Demand Notes (Identified Cost, $22,125,000)		$22,125,000

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.78% (v) (Identified Cost, $7,702,649)	7,703,418	$7,703,418
Total Investments (Identified Cost, $1,605,636,776)		$1,630,780,625

Other Assets, Less Liabilities - 1.4%		22,733,815
Net Assets - 100.0%		$1,653,514,440

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(x)	Puttable to the issuer upon 7-days’ notice at the option of the holder.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SCSDE	South Carolina School Discount Enhancement
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,597,934,127)	$1,623,077,207
Underlying affiliated funds, at value (identified cost, $7,702,649)	7,703,418
Total investments, at value (identified cost, $1,605,636,776)	$1,630,780,625
Receivables for
Investments sold	11,181,605
Fund shares sold	7,623,265
Interest	20,289,044
Other assets	5,495
Total assets	$1,669,880,034
Liabilities
Payables for
Distributions	$459,962
Investments purchased	11,788,799
Fund shares reacquired	3,345,791
Payable to affiliates
Investment adviser	72,781
Shareholder servicing costs	485,644
Distribution and service fees	24,975
Payable for independent Trustees’ compensation	1,905
Accrued expenses and other liabilities	185,737
Total liabilities	$16,365,594
Net assets	$1,653,514,440
Net assets consist of
Paid-in capital	$1,638,125,299
Unrealized appreciation (depreciation) on investments	25,143,849
Accumulated net realized gain (loss) on investments	(9,091,374)
Accumulated distributions in excess of net investment income	(663,334)
Net assets	$1,653,514,440
Shares of beneficial interest outstanding	204,022,446

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$647,874,556	79,902,637	$8.11
Class B	1,367,395	168,833	8.10
Class C	128,146,305	15,795,130	8.11
Class I	876,126,184	108,155,846	8.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.32 [100 / 97.5 x $8.11]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$42,259,290
Dividends from underlying affiliated funds	158,823
Other	2,076
Total investment income	$42,420,189
Expenses
Management fee	$6,404,665
Distribution and service fees	3,159,101
Shareholder servicing costs	1,480,507
Administrative services fee	258,486
Independent Trustees’ compensation	30,258
Custodian fee	217,936
Reimbursement of custodian expenses	(7,197)
Shareholder communications	92,535
Audit and tax fees	53,224
Legal fees	31,013
Miscellaneous	239,323
Total expenses	$11,959,851
Fees paid indirectly	(114)
Reduction of expenses by investment adviser and distributor	(827,632)
Net expenses	$11,132,105
Net investment income	$31,288,084
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(4,298,383)
Underlying affiliated funds	(1,132)
Net realized gain (loss) on investments	$(4,299,515)
Change in unrealized appreciation (depreciation) on investments	$(20,423,494)
Net realized and unrealized gain (loss) on investments	$(24,723,009)
Change in net assets from operations	$6,565,075

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2017	2016
Change in net assets
From operations
Net investment income	$31,288,084	$27,287,397
Net realized gain (loss) on investments	(4,299,515)	128,859
Net unrealized gain (loss) on investments	(20,423,494)	10,487,429
Change in net assets from operations	$6,565,075	$37,903,685
Distributions declared to shareholders
From net investment income	$(30,938,335)	$(26,092,358)
Change in net assets from fund share transactions	$180,922,419	$(141,815,403)
Total change in net assets	$156,549,159	$(130,004,076)
Net assets
At beginning of period	1,496,965,281	1,626,969,357
At end of period (including accumulated distributions in excess of net investment income of $663,334 and $313,988, respectively)	$1,653,514,440	$1,496,965,281

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.23		$8.16	$8.13	$8.28	$8.23
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.15	$0.13	$0.14	$0.17
Net realized and unrealized gain (loss) on investments	(0.12)		0.06	0.03	(0.15)	0.03
Total from investment operations	$0.04		$0.21	$0.16	$(0.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.14)	$(0.13)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$8.11		$8.23	$8.16	$8.13	$8.28
Total return (%) (r)(s)(t)(x)	0.47	(c)	2.63	1.94	(0.13)	2.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	(c)	0.80	0.80	0.79	0.81
Expenses after expense reductions (f)	0.69	(c)	0.69	0.69	0.69	0.70
Net investment income	1.95	(c)	1.82	1.63	1.75	2.00
Portfolio turnover	27		24	15	34	11
Net assets at end of period (000 omitted)	$647,875		$703,594	$677,065	$685,309	$737,158

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.22		$8.15	$8.12	$8.27	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.10	(c)	$0.09	$0.07	$0.08	$0.11
Net realized and unrealized gain (loss) on investments	(0.12)		0.06	0.03	(0.15)	0.03
Total from investment operations	$(0.02)		$0.15	$0.10	$(0.07)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.08)	$(0.07)	$(0.08)	$(0.09)
Net asset value, end of period (x)	$8.10		$8.22	$8.15	$8.12	$8.27
Total return (%) (r)(s)(t)(x)	(0.28	)(c)	1.87	1.18	(0.86)	1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	(c)	1.55	1.55	1.55	1.55
Expenses after expense reductions (f)	1.44	(c)	1.45	1.45	1.44	1.45
Net investment income	1.21	(c)	1.08	0.88	1.01	1.29
Portfolio turnover	27		24	15	34	11
Net assets at end of period (000 omitted)	$1,367		$1,945	$1,708	$1,972	$1,394

Class C	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.24		$8.16	$8.13	$8.28	$8.24
Income (loss) from investment operations
Net investment income (d)	$0.09	(c)	$0.08	$0.06	$0.07	$0.10
Net realized and unrealized gain (loss) on investments	(0.13)		0.07	0.03	(0.15)	0.02 (g)
Total from investment operations	$(0.04)		$0.15	$0.09	$(0.08)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.07)	$(0.06)	$(0.07)	$(0.08)
Net asset value, end of period (x)	$8.11		$8.24	$8.16	$8.13	$8.28
Total return (%) (r)(s)(t)(x)	(0.50	)(c)	1.88	1.08	(0.97)	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	(c)	1.55	1.55	1.54	1.55
Expenses after expense reductions (f)	1.54	(c)	1.54	1.54	1.54	1.55
Net investment income	1.11	(c)	0.97	0.78	0.91	1.16
Portfolio turnover	27		24	15	34	11
Net assets at end of period (000 omitted)	$128,146		$139,554	$140,213	$148,207	$183,295

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.22		$8.15	$8.12	$8.27	$8.23
Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.16	$0.14	$0.15	$0.18
Net realized and unrealized gain (loss) on investments	(0.12)		0.06	0.03	(0.15)	0.03
Total from investment operations	$0.05		$0.22	$0.17	$0.00	$0.21
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.15)	$(0.14)	$(0.15)	$(0.17)
Net asset value, end of period (x)	$8.10		$8.22	$8.15	$8.12	$8.27
Total return (%) (r)(s)(x)	0.61	(c)	2.79	2.10	0.02	2.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	(c)	0.55	0.55	0.54	0.56
Expenses after expense reductions (f)	0.54	(c)	0.54	0.54	0.54	0.55
Net investment income	2.11	(c)	1.96	1.77	1.88	2.14
Portfolio turnover	27		24	15	34	11
Net assets at end of period (000 omitted)	$876,126		$651,872	$807,983	$678,857	$371,184

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on

Notes to Financial Statements – continued

Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

Notes to Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,623,077,207	$—	$1,623,077,207
Mutual Funds	7,703,418	—	—	7,703,418
Total Investments	$7,703,418	$1,623,077,207	$—	$1,630,780,625

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/17	4/30/16
Ordinary income (including any short-term capital gains)	$10,677	$—
Tax-exempt income	30,927,658	26,092,358
Total distributions	$30,938,335	$26,092,358

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/17
Cost of investments	$1,601,838,023
Gross appreciation	33,854,898
Gross depreciation	(4,912,296)
Net unrealized appreciation (depreciation)	$28,942,602
Undistributed ordinary income	67,058
Undistributed tax-exempt income	2,093,582
Capital loss carryforwards	(12,890,127)
Other temporary differences	(2,823,974)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/18	$(126,716)

Post-enactment losses which are characterized as follows:
Short-Term	$(12,763,411)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/17	Year ended 4/30/16
Class A	$13,676,488	$11,754,903
Class B	20,262	18,741
Class C	1,490,183	1,214,932
Class I	15,751,402	13,103,782
Total	$30,938,335	$26,092,358

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2017, this management fee reduction amounted to $114,480, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will be eliminated on August 27, 2017. For the year ended April 30, 2017, this reduction amounted to $1,277, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 28, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
0.69%	1.44%	1.54%	0.54%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $89,567 for the year ended April 30, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,768,322
Class B	0.75%	0.25%	1.00%	0.90%	17,078
Class C	0.75%	0.25%	1.00%	1.00%	1,373,701
Total Distribution and Service Fees					$3,159,101

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2017 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2017, this waiver amounted to $707,320 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. For one year from the date of purchase of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2017, this waiver amounted to $1,720 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will be eliminated August 27, 2017. Effective August 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.15% for Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2018. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2017, this rebate amounted to $2,823 and $12 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2017, were as follows:

Amount
Class A	$85,532
Class B	3,194
Class C	21,641

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2017, the fee was $65,868, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,414,639.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $99 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,763 at April 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can

Notes to Financial Statements – continued

terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2017, the fee paid by the fund under this agreement was $3,070 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $617,900,607 and $418,720,738, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,290,782	$303,326,566	23,451,067	$191,708,779
Class B	22,597	181,428	101,640	829,162
Class C	2,779,373	22,719,404	3,288,233	26,910,432
Class I	65,802,877	533,188,265	32,068,087	261,810,980
	105,895,629	$859,415,663	58,909,027	$481,259,353

Shares issued to shareholders in reinvestment of distributions
Class A	1,523,843	$12,417,927	1,301,676	$10,644,276
Class B	1,977	16,098	1,862	15,217
Class C	156,105	1,272,227	124,522	1,019,221
Class I	1,487,630	12,094,973	1,213,322	9,905,683
	3,169,555	$ 25,801,225	2,641,382	$ 21,584,397

Shares reacquired
Class A	(44,378,845)	$(359,627,209)	(22,264,040)	$(181,772,154)
Class B	(92,267)	(747,652)	(76,473)	(623,697)
Class C	(4,083,119)	(33,187,772)	(3,644,456)	(29,767,249)
Class I	(38,400,449)	(310,731,836)	(53,131,261)	(432,496,053)
	(86,954,680)	$(704,294,469)	(79,116,230)	$(644,659,153)

Net change
Class A	(5,564,220)	$(43,882,716)	2,488,703	$20,580,901
Class B	(67,693)	(550,126)	27,029	220,682
Class C	(1,147,641)	(9,196,141)	(231,701)	(1,837,596)
Class I	28,890,058	234,551,402	(19,849,852)	(160,779,390)
	22,110,504	$180,922,419	(17,565,821)	$(141,815,403)

Notes to Financial Statements – continued

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2017, the fund’s commitment fee and interest expense were $11,116 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	14,414,720	432,828,170	(439,539,472)	7,703,418

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,132)	$—	$158,823	$7,703,418

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2017

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of MFS Series Trust IX, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	11,171,832,602.936	252,472,528.667
John A. Caroselli	11,186,044,584.973	238,260,546.630
Maureen R. Goldfarb	11,208,124,346.427	216,180,785.176
David H. Gunning	11,163,246,508.275	261,058,612.718
Michael Hegarty	11,170,568,782.158	253,736,338.835
John P. Kavanaugh	11,208,427,333.961	215,877,787.032
Robert J. Manning	11,189,217,563.222	235,087,557.771
Clarence Otis, Jr.	11,177,063,549.895	247,241,581.708
Maryanne L. Roepke	11,215,816,195.425	208,488,936.178
Robin A. Stelmach	11,209,287,785.516	215,017,346.087
Laurie J. Thomsen	11,198,628,937.494	225,676,194.110

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 56)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jason Kosty
Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.97% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2017

MFS® TOTAL RETURN BOND FUND

RBF-ANN

MFS® TOTAL RETURN BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying a new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	35.1%
U.S. Treasury Securities	29.9%
Mortgage-Backed Securities	18.6%
High Yield Corporates	5.4%
Commercial Mortgage-Backed Securities	5.3%
Collateralized Debt Obligations	4.6%
Asset-Backed Securities	2.5%
U.S. Government Agencies	1.4%
Emerging Markets Bonds	0.7%
Municipal Bonds	0.7%

Composition including fixed income credit quality (a)(i)
AAA	9.6%
AA	2.8%
A	11.6%
BBB	23.8%
BB	4.3%
B	1.8%
CCC (o)	0.0%
CC	0.1%
C	0.1%
D (o)	0.0%
U.S. Government	22.4%
Federal Agencies	20.0%
Not Rated	7.7%
Cash & Cash Equivalents	3.3%
Other	(7.5)%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	8.9 yrs.

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 4/30/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2017, Class A shares of the MFS Total Return Bond Fund (“fund”) provided a total return of 1.63%, at net asset value. This compares with a return of 0.83% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s asset allocation, notably a greater exposure to both the industrials and financials sectors, as well as an underweight allocation to U.S. Treasuries, was a positive factor for relative returns.

Conversely, weak security selection in both the industrials and commercial mortgage-backed securities sectors weighed on relative returns. The fund’s yield curve (y) positioning, particularly a greater exposure to ten-year key rates in the middle of the curve, also detracted from relative results as both the short and long end of the yield curve outperformed during the reporting period.

Respectfully,

Joshua Marston	Robert Persons
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	1.63%	2.82%	4.61%
B	12/29/00	0.87%	2.03%	3.80%
C	12/29/00	0.77%	1.93%	3.73%
I	1/04/99	1.78%	2.95%	4.77%
R1	4/01/05	0.67%	1.93%	3.71%
R2	10/31/03	1.27%	2.44%	4.24%
R3	4/01/05	1.52%	2.71%	4.51%
R4	4/01/05	1.78%	2.97%	4.76%
R6 (formerly Class R5)	5/01/06	1.89%	3.05%	4.78%
529A	7/31/02	1.60%	2.77%	4.52%
529B	7/31/02	0.62%	1.88%	3.63%
529C	7/31/02	0.72%	1.90%	3.64%
Comparative benchmark
Bloomberg Barclays U.S. Aggregate Bond Index (f)		0.83%	2.27%	4.30%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.69)%	1.93%	4.16%
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.09)%	1.67%	3.80%
C With CDSC (1% for 12 months) (v)		(0.22)%	1.93%	3.73%
529A With Initial Sales Charge (4.25%)		(2.72)%	1.88%	4.07%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.33)%	1.51%	3.63%
529C With CDSC (1% for 12 months) (v)		(0.27)%	1.90%	3.64%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2016 through April 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/16	Ending Account Value 4/30/17	Expenses Paid During Period (p) 11/01/16-4/30/17
A	Actual	0.74%	$1,000.00	$997.52	$3.67
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
B	Actual	1.49%	$1,000.00	$993.80	$7.37
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
C	Actual	1.59%	$1,000.00	$993.30	$7.86
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
I	Actual	0.59%	$1,000.00	$998.27	$2.92
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R1	Actual	1.59%	$1,000.00	$993.31	$7.86
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
R2	Actual	1.09%	$1,000.00	$995.77	$5.39
	Hypothetical (h)	1.09%	$1,000.00	$1,019.39	$5.46
R3	Actual	0.84%	$1,000.00	$997.94	$4.16
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
R4	Actual	0.59%	$1,000.00	$998.27	$2.92
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R6	Actual	0.47%	$1,000.00	$998.87	$2.33
	Hypothetical (h)	0.47%	$1,000.00	$1,022.46	$2.36
529A	Actual	0.76%	$1,000.00	$997.38	$3.76
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
529B	Actual	1.64%	$1,000.00	$993.06	$8.10
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
529C	Actual	1.64%	$1,000.00	$993.06	$8.10
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.1%
Issuer	Shares/Par	Value ($)
Aerospace - 0.4%
Lockheed Martin Corp., 4.7%, 5/15/2046	$7,505,000	$8,246,734
TransDigm, Inc., 6.5%, 7/15/2024	10,772,000	11,068,230

		$19,314,964
Asset-Backed & Securitized - 12.4%
Allegro CLO Ltd., 2014-1A, “A2R”, FRN, 2.806%, 1/21/2027 (n)	$14,040,367	$14,046,614
Allegro CLO Ltd., 2014-1A, “BR”, FRN, 3.556%, 1/21/2027 (n)	12,968,776	12,968,201
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	6,529,243	6,523,851
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 3.408%, 1/18/2025 (n)	6,218,713	6,233,451
Babson CLO Ltd., 2014-IIA, “CR”, FRN, 3.358%, 10/17/2026 (z)	7,130,000	7,130,352
Babson Ltd., CLO, FRN, 2.256%, 4/20/2025 (n)	12,364,651	12,365,880
Ballyrock Ltd., CLO, FRN, 2.232%, 5/20/2025 (z)	5,950,000	5,952,337
Bayview Commercial Asset Trust, FRN, 1.301%, 8/25/2035 (z)	263,036	239,665
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036 (i)(z)	6,585,609	26,842
Bayview Commercial Asset Trust, FRN, 1.261%, 4/25/2036 (z)	214,146	199,535
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036 (i)(z)	6,321,787	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036 (i)(z)	11,138,265	1
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036 (i)(z)	5,202,645	1
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/2036	541,712	536,681
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.593%, 12/28/2040 (z)	2,165,855	1,649,620
Carlyle Global Market Strategies, 2013-3A, “A1A”, FRN, 2.143%, 7/15/2025 (z)	8,738,941	8,743,250
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 2.14%, 8/01/2024 (n)	7,737,825	7,730,713
Cent CLO LP, 2014-21A, “A2AR”, FRN, 2.87%, 7/27/2026 (n)	11,508,562	11,508,521
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	11,590,609	11,572,995
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,461,971	4,647,049
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,154,926	11,206,906
Commercial Mortgage Asset Trust, FRN, 0.41%, 1/17/2032 (i)(z)	2,014,046	295
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	9,743,000	9,876,451
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	14,087,504	14,817,158
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/2047	11,544,000	11,988,887
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	9,577,577	9,719,381

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	$9,963,398	$10,382,276
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	4,781,393	5,026,980
Commercial Mortgage Trust, 2016-COR1, “A4”, 3.091%, 10/10/2049	19,844,365	19,676,093
Commercial Mortgage Trust, 2017-CD4, “A4”, FRN, 3%, 4/10/2027	15,100,000	15,552,880
Countrywide Asset-Backed Certificates, FRN, 4.741%, 4/25/2036	279,762	259,251
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.94%, 9/15/2039	6,626,342	6,644,861
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.69%, 6/15/2039	5,372,092	5,412,597
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.94%, 9/15/2039	7,927,343	7,968,893
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.948%, 12/25/2035	435,866	434,617
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.805%, 1/25/2037 (q)	1,514,850	764,889
Credit-Based Asset Servicing & Securitization LLC, FRN, 3.942%, 3/25/2037 (q)	1,696,514	921,175
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,687,246	3,777,415
Cutwater Ltd., 2014-1A, “A1B” , FRN, 2.518%, 7/15/2026 (z)	13,847,866	13,847,697
CWCapital Cobalt Ltd., “A4”, FRN, 5.87%, 5/15/2046	366,586	366,299
Eaton Vance CLO Ltd., 2014-1A, “CR”, FRN, 3.408%, 7/15/2026 (n)	7,930,434	7,930,347
Falcon Franchise Loan LLC, FRN, 7.28%, 1/05/2023 (i)(z)	11,225	455
Figueroa CLO Ltd., 2013-2A, “A1”, FRN, 2.602%, 12/18/2025 (n)	6,460,000	6,465,552
First Union National Bank Commercial Mortgage, FRN, 2.478%, 1/12/2043 (i)(q)(z)	283,116	1,309
First Union-Lehman Brothers Bank of America, FRN, 1.122%, 11/18/2035 (i)	955,229	6,038
Flatiron CLO Ltd., 2013-1A, “A1R”, FRN, 2.318%, 1/17/2026 (n)	12,055,253	12,049,176
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	5,379,000	5,430,639
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	13,841,000	13,976,895
Galaxy CLO Ltd., 2013-16A, “CR”, FRN, 3.398%, 11/16/2025 (n)	9,940,000	9,935,620
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	624,871	603,915
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FRN, 1.564%, 1/18/2022 (n)	28,421,000	28,511,609

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Goldentree Loan Opportunities Ltd., 2014-8A, “B1R”, FRN, 2.708%, 4/19/2026 (n)	$5,035,669	$5,035,495
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	11,461,699	11,696,662
HarbourView CLO VII Ltd., 7A, “CR”, FRN, 3.432%, 11/18/2026 (z)	8,220,000	8,210,479
Hertz Fleet Lease Funding LP, 2014-1, FRN, 1.389%, 4/10/2028 (z)	1,754,501	1,754,305
IMPAC CMB Trust, FRN, 1.731%, 11/25/2034	81,182	78,135
IMPAC CMB Trust, FRN, 1.911%, 11/25/2034	40,591	37,632
IMPAC Secured Assets Corp., FRN, 1.341%, 5/25/2036	323,935	292,950
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,025,174	13,429,147
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	11,172,958	11,273,194
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.72%, 6/15/2049	1,319,741	1,319,041
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.58%, 7/15/2042 (n)(q)	1,365,752	356,434
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.72%, 6/15/2049	18,413,830	18,882,377
LB Commercial Conduit Mortgage Trust, FRN, 1.641%, 10/15/2035 (i)	853,726	12,400
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027 (z)	19,665,011	19,760,360
Merrill Lynch Mortgage Investors, Inc., FRN, 4.342%, 2/25/2037 (q)	2,049,082	366,617
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048	8,114,737	8,256,476
Morgan Stanley Capital I Trust, “AM”, FRN, 5.893%, 4/15/2049	6,400,644	6,393,289
Morgan Stanley Capital I, Inc., FRN, 1.675%, 3/15/2031 (i)(z)	127,541	15
Morgan Stanley Re-REMIC Trust, FRN, 6.04%, 8/15/2045 (n)	3,587,727	3,585,525
Motor PLC, 2015-1A, “A1”, FRN, 1.591%, 6/25/2022 (n)	2,115,928	2,116,071
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	8,677,000	8,682,051
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/2020 (n)	12,068,000	12,137,845
Nissan Master Owner Trust Receivables 2015,“A-2”, 1.44%, 1/15/2020	11,785,000	11,780,341
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026 (z)	2,795,000	2,797,877
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/2037 (q)	394,296	402,737
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.472%, 10/25/2035 (q)	695,281	446,431
Preferred Term Securities XIX Ltd., CDO, FRN, 1.481%, 12/22/2035 (z)	5,441,916	4,380,742

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Race Point CLO Ltd., 2013-8A, “AR”, FRN, 2.392%, 2/20/2030 (n)	$11,190,527	$11,183,441
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	2,815,051	2,438,716
Shackleton CLO Ltd., 2014-6A, “CR”, FRN, 3.408%, 7/17/2026 (z)	9,257,351	9,266,999
Thornburg Mortgage Securities Trust, FRN, 1.671%, 4/25/2043	8,799	8,716
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 1.343%, 7/22/2019 (n)	7,898,000	7,899,227
Voya CLO Ltd., 2013-3A, “BR”, FRN, 3.308%, 1/18/2026 (z)	11,625,000	11,625,000
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.179%, 2/15/2051	495,536	494,976
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	15,451,790	15,965,681
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	25,027,917	25,935,542
West CLO Ltd., 2014-1A, “A2”, FRN, 3.258%, 7/18/2026 (z)	13,700,000	13,756,927

		$597,691,969
Automotive - 0.5%
General Motors Co., 4.875%, 10/02/2023	$5,739,000	$6,118,635
General Motors Co., 5.2%, 4/01/2045	4,792,000	4,646,874
General Motors Financial Co., Inc., 3.45%, 4/10/2022	8,435,000	8,521,644
General Motors Financial Co., Inc., 4%, 10/06/2026	6,951,000	6,909,530

		$26,196,683
Biotechnology - 0.4%
Life Technologies Corp., 5%, 1/15/2021	$18,787,000	$20,173,180

Broadcasting - 0.1%
Time Warner, Inc., 3.8%, 2/15/2027	$6,354,000	$6,326,081

Brokerage & Asset Managers - 0.9%
Charles Schwab Corp., 3.2%, 3/02/2027	$17,641,000	$17,765,916
CME Group, Inc., 3%, 3/15/2025	6,028,000	6,074,355
Raymond James Financial, 3.625%, 9/15/2026	4,094,000	4,084,686
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	5,050,000	5,489,532
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	4,376,000	4,455,298
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	5,845,000	5,852,482

		$43,722,269
Building - 0.8%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$12,268,000	$12,814,466
Masco Corp., 4.375%, 4/01/2026	11,111,000	11,750,994

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Mohawk Industries, Inc., 3.85%, 2/01/2023	$3,498,000	$3,595,594
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	2,784,000	2,902,320
Standard Industries, Inc., 6%, 10/15/2025 (n)	5,145,000	5,492,288

		$36,555,662
Business Services - 0.7%
Equinix, Inc., 4.875%, 4/01/2020	$9,876,000	$10,122,900
Equinix, Inc., 5.375%, 5/15/2027	3,584,000	3,744,527
Fidelity National Information Services, Inc., 3.875%, 6/05/2024	1,084,000	1,122,985
Fidelity National Information Services, Inc., 3%, 8/15/2026	14,166,000	13,573,167
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	4,619,000	4,503,516

		$33,067,095
Cable TV - 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$5,556,000	$5,847,690
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	10,635,000	11,398,019
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	11,390,000	11,660,513
Time Warner Cable, Inc., 4.5%, 9/15/2042	10,161,000	9,320,045
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,688,000	6,360,753
Videotron Ltd., 5%, 7/15/2022	9,853,000	10,445,165

		$55,032,185
Computer Software - 1.1%
Microsoft Corp., 2%, 8/08/2023	$14,694,000	$14,292,104
Microsoft Corp., 3.125%, 11/03/2025	14,939,000	15,277,085
Microsoft Corp., 4.1%, 2/06/2037	13,341,000	13,878,896
VeriSign, Inc., 4.625%, 5/01/2023	9,001,000	9,212,524

		$52,660,609
Computer Software - Systems - 0.2%
Apple, Inc., 4.375%, 5/13/2045	$6,657,000	$6,946,486
Apple, Inc., 4.25%, 2/09/2047	2,472,000	2,549,814

		$9,496,300
Conglomerates - 0.2%
Johnson Controls International PLC, 5.7%, 3/01/2041	$3,439,000	$3,933,061
Johnson Controls International PLC, 4.625%, 7/02/2044	3,760,000	3,922,203
Johnson Controls International PLC, 4.5%, 2/15/2047	2,023,000	2,069,201

		$9,924,465

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.4%
Mattel, Inc., 5.45%, 11/01/2041	$5,495,000	$5,659,169
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	12,239,000	12,647,464

		$18,306,633
Consumer Services - 1.2%
ADT Corp., 6.25%, 10/15/2021	$9,344,000	$10,249,714
Priceline Group, Inc., 3.65%, 3/15/2025	22,057,000	22,494,655
Visa, Inc., 2.8%, 12/14/2022	26,103,000	26,579,484

		$59,323,853
Containers - 0.5%
Ball Corp., 4%, 11/15/2023	$3,049,000	$3,094,735
Berry Plastics Corp., 5.125%, 7/15/2023	10,515,000	10,932,446
Sealed Air Corp., 5.125%, 12/01/2024 (n)	9,876,000	10,345,110

		$24,372,291
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$2,479,000	$2,688,929

Emerging Market Quasi-Sovereign - 0.6%
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (z)	$29,692,000	$29,553,625

Energy - Integrated - 0.3%
Shell International Finance B.V., 4%, 5/10/2046	$7,702,000	$7,480,822
Shell International Finance B.V., 3.75%, 9/12/2046	5,018,000	4,671,136

		$12,151,958
Entertainment - 0.2%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$9,554,000	$9,637,598

Financial Institutions - 0.7%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	$5,394,000	$5,757,798
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	10,246,000	10,399,690
Navient Corp., 8%, 3/25/2020	4,968,000	5,452,380
Navient Corp., 5%, 10/26/2020	12,290,000	12,520,438

		$34,130,306
Food & Beverages - 1.8%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$14,961,000	$15,144,661
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/01/2046	19,073,000	20,836,356
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	5,084,000	5,294,381
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	7,736,000	8,144,151
Constellation Brands, Inc., 4.25%, 5/01/2023	11,734,000	12,537,638

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Constellation Brands, Inc., 4.75%, 12/01/2025	$11,903,000	$12,934,645
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	11,439,000	11,806,066

		$86,697,898
Food & Drug Stores - 0.7%
CVS Health Corp., 3.5%, 7/20/2022	$12,112,000	$12,588,522
CVS Health Corp., 5.125%, 7/20/2045	9,221,000	10,305,058
Walgreens Boots Alliance, Inc., 3.8%, 11/18/2024	12,089,000	12,421,012

		$35,314,592
Forest & Paper Products - 0.1%
Packaging Corp. of America, 3.65%, 9/15/2024	$4,483,000	$4,545,439

Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$6,977,000	$7,535,160

Insurance - 1.2%
American International Group, Inc., 3.75%, 7/10/2025	$17,703,000	$17,890,121
American International Group, Inc., 3.9%, 4/01/2026	7,925,000	8,081,733
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (n)	9,985,000	10,162,723
Pacific Lifecorp, 5.125%, 1/30/2043 (n)	1,763,000	1,925,991
Principal Financial Group, Inc., 3.4%, 5/15/2025	10,529,000	10,644,377
Unum Group, 4%, 3/15/2024	7,774,000	8,010,182

		$56,715,127
Insurance - Health - 0.3%
UnitedHealth Group, Inc., 3.35%, 7/15/2022	$15,621,000	$16,309,136

Insurance - Property & Casualty - 1.1%
Allied World Assurance, 5.5%, 11/15/2020	$3,362,000	$3,673,442
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	10,517,000	10,617,185
CNA Financial Corp., 5.875%, 8/15/2020	6,404,000	7,095,594
Liberty Mutual Group, Inc., 4.25%, 6/15/2023 (n)	11,913,000	12,680,471
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	11,271,000	11,625,450
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	2,719,000	2,714,168
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	6,524,000	6,531,176

		$54,937,486
Local Authorities - 0.7%
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	$6,320,000	$7,617,243
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	4,270,000	5,295,142
State of California (Build America Bonds), 7.625%, 3/01/2040	1,250,000	1,844,675
State of California (Build America Bonds), 7.6%, 11/01/2040	9,570,000	14,363,230

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - continued
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	$2,920,000	$2,903,882

		$32,024,172
Major Banks - 8.5%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$13,800,000	$14,509,886
Bank of America Corp., 5.625%, 7/01/2020	2,300,000	2,526,074
Bank of America Corp., 5.875%, 1/05/2021	4,520,000	5,045,134
Bank of America Corp., 3.3%, 1/11/2023	13,781,000	14,009,200
Bank of America Corp., 4.125%, 1/22/2024	8,133,000	8,547,417
Bank of America Corp., 3.95%, 4/21/2025	4,458,000	4,467,553
Bank of America Corp., 3.875%, 8/01/2025	11,352,000	11,631,248
Bank of America Corp., 4.45%, 3/03/2026	11,782,000	12,188,668
Bank of America Corp., 4.443% to 1/20/2047, FRN to 1/20/2048	26,034,000	26,511,672
Bank of America Corp., FRN, 6.5%, 10/23/2049	4,793,000	5,326,221
Bank of America Corp., FRN, 6.1%, 12/29/2049	8,873,000	9,505,201
Bank of New York Mellon Corp., 3.442 to 2/07/2027, FRN to 2/07/2028	12,185,000	12,429,261
Barclays PLC, 4.375%, 1/12/2026	5,620,000	5,770,166
Barclays PLC, 4.95%, 1/10/2047	3,992,000	4,100,618
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,753,000	3,065,570
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	11,024,000	11,014,078
DBS Bank Ltd., 3.625% to 9/21/2017, FRN to 9/21/2022 (n)	5,224,000	5,254,822
Goldman Sachs Group, Inc., 2.375%, 1/22/2018	2,743,000	2,756,597
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	15,548,000	16,062,032
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	8,201,000	8,333,799
Goldman Sachs Group, Inc., 5.15%, 5/22/2045	6,862,000	7,249,284
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,264,000	2,409,419
JPMorgan Chase & Co., 4.5%, 1/24/2022	3,300,000	3,569,244
JPMorgan Chase & Co., 3.125%, 1/23/2025	5,071,000	5,017,739
JPMorgan Chase & Co., 2.95%, 10/01/2026	22,838,000	21,940,330
Lloyds Bank PLC, 3.75%, 1/11/2027	15,056,000	15,019,354
Morgan Stanley, 5.5%, 7/28/2021	18,554,000	20,655,927
Morgan Stanley, 4%, 7/23/2025	4,648,000	4,816,936
Morgan Stanley, 3.875%, 1/27/2026	13,472,000	13,773,409
Morgan Stanley, 3.125%, 7/27/2026	13,910,000	13,421,606
Morgan Stanley, 4.3%, 1/27/2045	2,634,000	2,632,865
Morgan Stanley, 4.375%, 1/22/2047	18,187,000	18,400,133
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	8,134,000	8,772,617
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	7,305,000	7,565,241
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FRN to 12/29/2049	2,205,000	2,287,688

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	$13,825,000	$13,763,700
Sumitomo Mitsui Financial Group, Inc., 3.01%, 10/19/2026	15,408,000	15,017,530
UBS Group Funding (Jersey) Ltd., 3%, 4/15/2021 (n)	13,057,000	13,146,271
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	7,081,000	7,268,894
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	10,148,000	10,454,916
Wachovia Corp., 6.605%, 10/01/2025	2,193,000	2,622,922
Wells Fargo & Co., 3.069%, 1/24/2023	16,413,000	16,601,060

		$409,462,302
Medical & Health Technology & Services - 1.0%
Catholic Health Initiatives, 2.95%, 11/01/2022	$9,078,000	$8,848,045
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	10,194,000	10,377,043
HCA, Inc., 5.25%, 6/15/2026	8,763,000	9,343,549
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	3,653,000	3,659,254
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	7,367,000	7,301,286
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	6,240,000	6,267,263
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	4,605,000	4,416,955

		$50,213,395
Medical Equipment - 1.0%
Abbott Laboratories, 3.4%, 11/30/2023	$20,815,000	$21,118,795
Medtronic, Inc., 4.625%, 3/15/2045	9,183,000	9,989,240
Zimmer Holdings, Inc., 2.7%, 4/01/2020	15,902,000	16,084,460

		$47,192,495
Metals & Mining - 1.7%
Barrick Gold Corp., 4.1%, 5/01/2023	$21,226,000	$23,080,261
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	3,076,000	2,852,990
Freeport-McMoRan, Inc., 6.875%, 2/15/2023 (n)	10,661,000	11,220,703
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	3,849,000	3,415,988
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	7,920,000	8,137,087
Glencore Funding LLC, 4%, 4/16/2025 (n)	4,966,000	4,975,833
Glencore Funding LLC, 4%, 3/27/2027 (n)	13,000,000	12,941,461
Kinross Gold Corp., 5.95%, 3/15/2024	7,620,000	8,170,164
Steel Dynamics, Inc., 5.125%, 10/01/2021	7,688,000	7,937,860

		$82,732,347
Midstream - 1.9%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$1,399,000	$1,430,908
Enbridge, Inc., 4.25%, 12/01/2026	8,135,000	8,483,105
Enbridge, Inc., 6% to 1/15/2027, FRN to 1/15/2077	7,009,000	7,149,180
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	8,098,000	10,312,487
Kinder Morgan Energy Partners LP, 4.3%, 5/01/2024	7,186,000	7,446,816
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	6,862,000	7,525,315

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	$8,327,000	$8,463,954
Phillips 66 Partners LP, 4.9%, 10/01/2046	3,137,000	3,068,808
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	9,992,000	10,865,391
Sabine Pass Liquefaction LLC, 5%, 3/15/2027 (n)	10,181,000	10,745,241
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028 (n)	5,452,000	5,459,240
Spectra Energy Capital LLC, 8%, 10/01/2019	7,589,000	8,514,183

		$89,464,628
Mortgage-Backed - 18.6%
Fannie Mae, 2.71%, 11/01/2017	$1,263,409	$1,268,937
Fannie Mae, 5.5%, 11/01/2017 - 12/01/2038	17,488,014	19,504,223
Fannie Mae, 5%, 2/01/2018 - 3/01/2042	20,287,808	22,246,718
Fannie Mae, 3.99%, 4/01/2018	2,244,172	2,271,119
Fannie Mae, 3.829%, 7/01/2018	2,264,961	2,310,068
Fannie Mae, 2.578%, 9/25/2018	8,253,630	8,308,559
Fannie Mae, 5.18%, 3/01/2019	449,755	468,482
Fannie Mae, 4.88%, 3/01/2020	352,706	367,392
Fannie Mae, 5.19%, 9/01/2020	2,169,044	2,301,778
Fannie Mae, 4.448%, 1/01/2021	4,049,750	4,294,915
Fannie Mae, 2.41%, 5/01/2023	2,551,717	2,574,102
Fannie Mae, 2.55%, 5/01/2023	1,317,639	1,338,977
Fannie Mae, 3.93%, 10/01/2023	1,230,048	1,326,292
Fannie Mae, 5.25%, 8/01/2024	900,423	1,018,223
Fannie Mae, 4.5%, 5/01/2025	403,326	418,619
Fannie Mae, 3.95%, 1/01/2027	669,941	711,458
Fannie Mae, 3%, 3/01/2027 - 11/01/2046	58,233,339	58,769,437
Fannie Mae, 4.01%, 1/01/2029	3,951,715	4,299,894
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	148,309	169,346
Fannie Mae, 4.5%, 3/01/2034 - 6/01/2044	78,794,115	85,087,709
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	6,202,050	7,066,145
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	146,472,190	154,864,906
Fannie Mae, 3.5%, 11/01/2041 - 1/01/2047	92,367,686	95,188,657
Fannie Mae, FRN, 2.597%, 12/25/2026	11,638,000	11,354,740
Fannie Mae, TBA, 4%, 5/01/2047	610,400	642,828
Freddie Mac, 5.5%, 9/01/2017 - 1/01/2038	3,884,372	4,335,821
Freddie Mac, 3.154%, 2/25/2018	3,117,995	3,148,674
Freddie Mac, 5%, 5/01/2018 - 7/01/2041	10,530,155	11,631,451
Freddie Mac, 2.303%, 9/25/2018	1,978,272	1,994,274
Freddie Mac, 2.323%, 10/25/2018	4,933,016	4,980,384
Freddie Mac, 2.13%, 1/25/2019	13,401,167	13,502,740
Freddie Mac, 2.456%, 8/25/2019	8,243,898	8,361,299
Freddie Mac, 1.869%, 11/25/2019	7,680,565	7,696,387
Freddie Mac, 4.251%, 1/25/2020	4,342,703	4,607,114

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 2.313%, 3/25/2020	$8,336,413	$8,447,923
Freddie Mac, 3.034%, 10/25/2020	8,349,237	8,636,702
Freddie Mac, 2.856%, 1/25/2021	3,765,630	3,878,952
Freddie Mac, 2.791%, 1/25/2022	7,153,871	7,357,851
Freddie Mac, 2.716%, 6/25/2022	3,677,393	3,764,493
Freddie Mac, 2.355%, 7/25/2022	10,625,468	10,679,285
Freddie Mac, 2.682%, 10/25/2022	3,471,597	3,547,227
Freddie Mac, 3.32%, 2/25/2023	5,070,913	5,333,273
Freddie Mac, 3.25%, 4/25/2023	7,830,787	8,200,168
Freddie Mac, 3.06%, 7/25/2023	5,298,995	5,495,142
Freddie Mac, 3.531%, 7/25/2023	2,816,666	2,994,432
Freddie Mac, 3.458%, 8/25/2023	16,280,782	17,234,176
Freddie Mac, 2.67%, 12/25/2024	4,982,063	5,001,048
Freddie Mac, 2.811%, 1/25/2025	7,744,684	7,840,148
Freddie Mac, 3.329%, 5/25/2025	9,013,328	9,442,627
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	20,637,741	21,779,594
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	15,134,776	16,329,196
Freddie Mac, 2.745%, 1/25/2026	5,732,258	5,732,949
Freddie Mac, 2.673%, 3/25/2026	15,673,350	15,575,440
Freddie Mac, 3.5%, 8/01/2026 - 12/01/2046	72,729,133	74,936,328
Freddie Mac, 3.3%, 10/25/2026	4,957,000	5,154,920
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	1,806,429	2,068,921
Freddie Mac, 3%, 10/01/2042 - 10/01/2046	43,814,417	43,919,057
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	2,822,796	3,136,038
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	2,619,608	3,009,783
Ginnie Mae, 4.5%, 4/15/2039 - 2/20/2042	24,167,073	26,168,178
Ginnie Mae, 4%, 10/20/2040 - 2/20/2041	7,242,481	7,727,113
Ginnie Mae, 3.5%, 11/15/2040 - 4/15/2042	11,846,546	12,365,579

		$894,188,211
Natural Gas - Distribution - 0.3%
KeySpan Gas East Corp., 2.742%, 8/15/2026 (z)	$14,712,000	$14,185,663

Network & Telecom - 1.1%
AT&T, Inc., 4.5%, 5/15/2035	$18,013,000	$17,060,094
AT&T, Inc., 5.25%, 3/01/2037	20,055,000	20,568,408
AT&T, Inc., 4.75%, 5/15/2046	11,628,000	10,892,099
Verizon Communications, Inc., “A”, 5.012%, 4/15/2049 (n)	5,746,000	5,638,964

		$54,159,565
Oil Services - 0.2%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)	$7,609,134	$2,967,562
Schlumberger Norge A.S., 1.25%, 8/01/2017 (n)	6,631,000	6,629,641

		$9,597,203

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oils - 0.5%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$18,425,000	$17,048,413
Marathon Petroleum Corp., 5.85%, 12/15/2045	5,043,000	5,117,974

		$22,166,387
Other Banks & Diversified Financials - 2.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/2018 (n)	$3,999,000	$4,039,078
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	3,408,000	3,853,766
BPCE S.A., 4.5%, 3/15/2025 (n)	7,513,000	7,545,576
Citigroup, Inc., 4.4%, 6/10/2025	6,407,000	6,591,861
Citizens Bank N.A., 2.55%, 5/13/2021	4,567,000	4,568,114
Citizens Financial Group, Inc., 4.3%, 12/03/2025	6,668,000	6,942,141
Discover Bank, 7%, 4/15/2020	9,011,000	10,056,736
Discover Bank, 3.1%, 6/04/2020	4,834,000	4,938,646
Discover Financial Services, 3.75%, 3/04/2025	1,107,000	1,097,062
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	11,259,000	13,567,095
ING Groep N.V., 3.95%, 3/29/2027	4,571,000	4,681,248
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)	3,847,000	3,788,868
Macquarie Bank Ltd., 6.125% to 3/08/2027, FRN to 12/31/2049 (n)	1,879,000	1,912,822
SunTrust Banks, Inc., 2.7%, 1/27/2022	11,499,000	11,520,492
SunTrust Banks, Inc., 3.3%, 5/15/2026	9,827,000	9,626,028

		$94,729,533
Pharmaceuticals - 2.3%
Actavis Funding SCS, 3%, 3/12/2020	$7,008,000	$7,145,427
Actavis Funding SCS, 3.8%, 3/15/2025	8,422,000	8,571,634
Actavis Funding SCS, 4.55%, 3/15/2035	10,108,000	10,178,928
Biogen, Inc., 5.2%, 9/15/2045	6,892,000	7,477,096
Celgene Corp., 2.875%, 8/15/2020	14,420,000	14,705,603
Forest Laboratories, Inc., 4.875%, 2/15/2021 (n)	21,572,000	23,294,740
Gilead Sciences, Inc., 2.35%, 2/01/2020	1,062,000	1,071,852
Gilead Sciences, Inc., 4.8%, 4/01/2044	7,609,000	7,909,845
Gilead Sciences, Inc., 4.75%, 3/01/2046	4,995,000	5,151,154
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9/23/2023	24,573,000	24,093,188

		$109,599,467
Real Estate - Apartment - 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,876,000	$3,049,265

Real Estate - Office - 0.1%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$2,715,000	$2,780,472

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Retail - 0.4%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$8,618,000	$8,853,306
DDR Corp., REIT, 4.625%, 7/15/2022	3,763,000	3,956,196
DDR Corp., REIT, 3.375%, 5/15/2023	8,780,000	8,558,086

		$21,367,588
Retailers - 0.3%
Best Buy Co., Inc., 5.5%, 3/15/2021	$14,246,000	$15,494,491

Telecommunications - Wireless - 0.5%
Crown Castle International Corp., 2.25%, 9/01/2021	$7,361,000	$7,211,299
Crown Castle International Corp., 3.7%, 6/15/2026	3,950,000	3,963,576
Crown Castle International Corp., 4%, 3/01/2027	1,862,000	1,915,184
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	1,266,000	1,349,997
SBA Tower Trust, 2.898%, 10/15/2044 (n)	7,030,000	7,070,763
SFR Group S.A., 6%, 5/15/2022 (n)	4,864,000	5,070,720

		$26,581,539
Tobacco - 0.4%
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	$15,574,000	$16,097,909
Reynolds American, Inc., 8.125%, 6/23/2019	4,620,000	5,185,516

		$21,283,425
Transportation - Services - 0.2%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,863,000	$1,910,266
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	4,346,000	5,462,518
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,327,000	1,265,734

		$8,638,518
U.S. Government Agencies and Equivalents - 1.3%
Small Business Administration, 6.35%, 4/01/2021	$1,533	$1,619
Small Business Administration, 6.34%, 5/01/2021	2,416	2,552
Small Business Administration, 6.44%, 6/01/2021	3,443	3,652
Small Business Administration, 5.34%, 11/01/2021	19,518	20,381
Small Business Administration, 6.07%, 3/01/2022	13,246	14,134
Small Business Administration, 4.35%, 7/01/2023	151,076	158,296
Small Business Administration, 4.98%, 11/01/2023	197,305	209,609
Small Business Administration, 4.89%, 12/01/2023	198,153	209,852
Small Business Administration, 4.93%, 1/01/2024	238,806	252,706
Small Business Administration, 4.34%, 3/01/2024	308,781	324,669
Small Business Administration, 5.18%, 5/01/2024	231,609	245,306
Small Business Administration, 5.52%, 6/01/2024	259,911	276,748
Small Business Administration, 5.19%, 7/01/2024	303,582	321,604
Small Business Administration, 4.86%, 10/01/2024	182,699	193,025
Small Business Administration, 4.57%, 6/01/2025	510,893	536,566

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 4.76%, 9/01/2025	$1,340,481	$1,415,281
Small Business Administration, 5.39%, 12/01/2025	125,878	134,685
Small Business Administration, 5.35%, 2/01/2026	719,672	771,646
Small Business Administration, 3.25%, 11/01/2030	2,311,649	2,384,409
Small Business Administration, 2.85%, 9/01/2031	3,648,647	3,707,078
Small Business Administration, 2.37%, 8/01/2032	2,843,245	2,828,473
Small Business Administration, 2.13%, 1/01/2033	4,286,846	4,207,690
Small Business Administration, 2.21%, 2/01/2033	1,087,758	1,068,216
Small Business Administration, 2.22%, 3/01/2033	4,020,181	3,948,563
Small Business Administration, 2.08%, 4/01/2033	6,361,856	6,214,763
Small Business Administration, 2.45%, 6/01/2033	8,293,034	8,242,734
Small Business Administration, 3.15%, 7/01/2033	10,455,476	10,781,880
Small Business Administration, 3.16%, 8/01/2033	10,239,695	10,561,982
Small Business Administration, 3.62%, 9/01/2033	5,325,494	5,610,230

		$64,648,349
U.S. Treasury Obligations - 22.3%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$56,910,000	$72,993,733
U.S. Treasury Bonds, 5%, 5/15/2037	2,338,000	3,182,147
U.S. Treasury Bonds, 4.375%, 2/15/2038	3,136,000	3,961,772
U.S. Treasury Bonds, 4.5%, 8/15/2039	22,205,100	28,385,223
U.S. Treasury Bonds, 2.875%, 5/15/2043	87,127,000	85,983,458
U.S. Treasury Bonds, 2.5%, 2/15/2045	29,323,000	26,720,584
U.S. Treasury Notes, 1.75%, 11/30/2021	21,000,000	20,977,026
U.S. Treasury Notes, 0.75%, 6/30/2017	198,787,000	198,786,404
U.S. Treasury Notes, 1%, 12/15/2017	4,581,000	4,580,285
U.S. Treasury Notes, 1%, 11/30/2018	166,464,000	165,878,713
U.S. Treasury Notes, 2.75%, 2/15/2019	62,952,900	64,625,055
U.S. Treasury Notes, 1%, 6/30/2019	62,935,000	62,526,929
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	294,589,000	296,591,321
U.S. Treasury Notes, 1.625%, 11/30/2020	28,567,000	28,587,083
U.S. Treasury Notes, 2%, 11/15/2026	9,150,000	8,927,682

		$1,072,707,415
Utilities - Electric Power - 2.5%
AEP Transmission Co. LLC, 3.1%, 12/01/2026 (z)	$6,464,000	$6,455,054
AEP Transmission Co. LLC, 4%, 12/01/2046 (z)	7,883,000	7,934,326
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	7,489,000	8,592,519
Constellation Energy Group, Inc., 5.15%, 12/01/2020	3,084,000	3,333,329
Dominion Resources, Inc., 3.625%, 12/01/2024	15,261,000	15,547,220
Dominion Resources, Inc., 3.9%, 10/01/2025	2,892,000	2,977,531
EDP Finance B.V., 4.9%, 10/01/2019 (n)	3,919,000	4,115,522
EDP Finance B.V., 5.25%, 1/14/2021 (n)	13,552,000	14,505,356
Exelon Corp., 3.497%, 6/01/2022	3,896,000	3,973,117

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Exelon Corp., 4.45%, 4/15/2046	$8,402,000	$8,430,617
Great Plains Energy, Inc., 4.85%, 4/01/2047	7,033,000	7,145,085
PPL Capital Funding, Inc., 5%, 3/15/2044	3,924,000	4,230,931
PPL Corp., 3.5%, 12/01/2022	3,299,000	3,409,992
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	10,545,000	11,439,047
Southern Co., 2.35%, 7/01/2021	11,709,000	11,553,528
Southern Co., 4.4%, 7/01/2046	7,195,000	7,157,903

		$120,801,077
Total Bonds (Identified Cost, $4,593,755,484)		$4,629,449,000

Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 0.78% (v) (Identified Cost, $175,668,181)	175,685,739	$175,685,739
Total Investments (Identified Cost, $4,769,423,665)		$4,805,134,739

Other Assets, Less Liabilities - 0.2%		12,034,150
Net Assets - 100.0%		$4,817,168,889

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $586,960,994 representing 12.2% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AEP Transmission Co. LLC, 3.1%, 12/01/2026	11/16/16	$6,451,748	$6,455,054
AEP Transmission Co. LLC, 4%, 12/01/2046	11/16/16	7,753,841	7,934,326
Babson CLO Ltd., 2014-IIA, “CR”, FRN, 3.358%, 10/17/2026	3/10/17	7,130,000	7,130,352
Ballyrock Ltd., CLO, FRN, 2.232%, 5/20/2025	5/10/16	5,907,119	5,952,337
Bayview Commercial Asset Trust, FRN, 1.301%, 8/25/2035	6/09/05	263,035	239,665

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 0%, 4/25/2036	2/28/06	$592,849	$26,842
Bayview Commercial Asset Trust, FRN, 1.261%, 4/25/2036	2/23/06	214,146	199,535
Bayview Commercial Asset Trust, FRN, 0%, 7/25/2036	5/16/06-5/29/09	479,345	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/2036	9/11/06	0	1
Bayview Commercial Asset Trust, FRN, 0%, 12/25/2036	10/25/06	881,453	1
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.593%, 12/28/2040	3/01/06	2,165,855	1,649,620
Carlyle Global Market Strategies, 2013-3A, “A1A”, FRN, 2.143%, 7/15/2025	11/02/16	8,730,648	8,743,250
Commercial Mortgage Asset Trust, FRN, 0.41%, 1/17/2032	8/25/03-4/09/12	3,066	295
Cutwater Ltd., 2014-1A, “A1B” , FRN, 2.518%, 7/15/2026	9/08/16	13,750,038	13,847,697
Falcon Franchise Loan LLC, FRN, 7.28%, 1/05/2023	1/18/02-3/23/11	701	455
First Union National Bank Commercial Mortgage, FRN, 2.478%, 1/12/2043	12/11/03-4/09/12	461	1,309
HarbourView CLO VII Ltd., 7A, “CR”, FRN, 3.432%, 11/18/2026	2/09/17	8,220,000	8,210,479
Hertz Fleet Lease Funding LP, 2014-1, FRN, 1.389%, 4/10/2028	3/25/14	1,754,501	1,754,305
KeySpan Gas East Corp., 2.742%, 8/15/2026	8/02/16	14,712,000	14,185,663
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027	7/27/16	19,572,503	19,760,360
Morgan Stanley Capital I, Inc., FRN, 1.675%, 3/15/2031	6/10/03	1,595	15
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026	2/17/17	2,795,000	2,797,877
Preferred Term Securities XIX Ltd., CDO, FRN, 1.481%, 12/22/2035	9/08/05-3/28/11	5,394,482	4,380,742
Shackleton CLO Ltd., 2014-6A, “CR”, FRN, 3.408%, 7/17/2026	4/07/17	9,257,351	9,266,999
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022	4/26/17	29,650,728	29,553,625
Voya CLO Ltd., 2013-3A, “BR”, FRN, 3.308%, 1/18/2026	3/31/17	11,625,000	11,625,000
West CLO Ltd., 2014-1A, “A2”, FRN, 3.258%, 7/18/2026	7/21/16	13,540,175	13,756,927
Total Restricted Securities			$167,472,732
% of Net assets			3.5%

26

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 4/30/17

Futures Contracts at 4/30/17

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Long)	USD	800	$173,287,501	June - 2017	$147,167
U.S. Treasury Note 5 yr (Long)	USD	1,000	118,406,250	June - 2017	591,008
U.S. Treasury Bond 30 yr (Long)	USD	450	68,835,938	June - 2017	1,134,336

					$1,872,511

At April 30, 2017, the fund had liquid securities with an aggregate value of $3,508,698 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,593,755,484)	$4,629,449,000
Underlying affiliated funds, at value (identified cost, $175,668,181)	175,685,739
Total investments, at value (identified cost, $4,769,423,665)	$4,805,134,739
Cash	13,068,042
Receivables for
Daily variation margin on open futures contracts	90,624
Investments sold	8,212,077
Fund shares sold	25,166,336
Interest	31,004,954
Receivable from investment adviser	96,018
Other assets	14,550
Total assets	$4,882,787,340
Liabilities
Payables for
Distributions	$1,336,135
Investments purchased	45,227,446
TBA purchase commitments	632,371
Fund shares reacquired	16,726,588
Payable to affiliates
Shareholder servicing costs	1,223,902
Distribution and service fees	51,021
Program manager fees	65
Payable for independent Trustees’ compensation	275
Accrued expenses and other liabilities	420,648
Total liabilities	$65,618,451
Net assets	$4,817,168,889
Net assets consist of
Paid-in capital	$4,842,992,322
Unrealized appreciation (depreciation) on investments	37,583,585
Accumulated net realized gain (loss) on investments	(65,855,697)
Undistributed net investment income	2,448,679
Net assets	$4,817,168,889
Shares of beneficial interest outstanding	451,537,356

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,706,797,631	160,016,311	$10.67
Class B	24,514,228	2,295,089	10.68
Class C	134,650,302	12,608,180	10.68
Class I	1,256,542,445	117,776,831	10.67
Class R1	2,466,420	230,873	10.68
Class R2	48,892,708	4,585,613	10.66
Class R3	90,449,306	8,480,786	10.67
Class R4	118,494,322	11,106,636	10.67
Class R6 (formerly Class R5)	1,422,342,442	133,309,778	10.67
Class 529A	7,879,103	739,605	10.65
Class 529B	297,249	27,826	10.68
Class 529C	3,842,733	359,828	10.68

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.14 [100 / 95.75 x $10.67] and $11.12 [100 / 95.75 x $10.65], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$151,215,538
Dividends from underlying affiliated funds	682,151
Total investment income	$151,897,689
Expenses
Management fee	$22,397,804
Distribution and service fees	6,915,287
Shareholder servicing costs	4,023,719
Program manager fees	10,912
Administrative services fee	630,802
Independent Trustees’ compensation	53,763
Custodian fee	257,870
Shareholder communications	745,591
Audit and tax fees	77,164
Legal fees	52,138
Miscellaneous	518,000
Total expenses	$35,683,050
Fees paid indirectly	(727)
Reduction of expenses by investment adviser and distributor	(4,479,900)
Net expenses	$31,202,423
Net investment income	$120,695,266
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(3,519,371)
Underlying affiliated funds	(8,069)
Futures contracts	3,157,585
Net realized gain (loss) on investments	$(369,855)
Change in unrealized appreciation (depreciation)
Investments	$(42,658,115)
Futures contracts	1,999,233
Net unrealized gain (loss) on investments	$(40,658,882)
Net realized and unrealized gain (loss) on investments	$(41,028,737)
Change in net assets from operations	$79,666,529

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2017	2016
Change in net assets
From operations
Net investment income	$120,695,266	$121,341,719
Net realized gain (loss) on investments	(369,855)	(11,953,611)
Net unrealized gain (loss) on investments	(40,658,882)	(23,557,058)
Change in net assets from operations	$79,666,529	$85,831,050
Distributions declared to shareholders
From net investment income	$(132,051,214)	$(135,033,138)
From net realized gain on investments	—	(16,635,002)
Total distributions declared to shareholders	$(132,051,214)	$(151,668,140)
Change in net assets from fund share transactions	$254,861,942	$88,315,050
Total change in net assets	$202,477,257	$22,477,960
Net assets
At beginning of period	4,614,691,632	4,592,213,672
At end of period (including undistributed net investment income of $2,448,679 and $123,339, respectively)	$4,817,168,889	$4,614,691,632

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.79	$10.96	$10.89	$11.13		$10.84
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.27	$0.30		$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.10)	0.15	(0.21)		0.35
Total from investment operations	$0.17	$0.18	$0.42	$0.09		$0.64
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.33)		$(0.35)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.29)	$(0.35)	$(0.35)	$(0.33)		$(0.35)
Net asset value, end of period (x)	$10.67	$10.79	$10.96	$10.89		$11.13
Total return (%) (r)(s)(t)(x)	1.63	1.76	3.89	0.92		5.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.89	0.90		0.91
Expenses after expense reductions (f)	0.74	0.74	0.77	0.79		0.81
Net investment income	2.49	2.63	2.46	2.74		2.63
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$1,706,798	$1,829,002	$1,495,612	$1,153,059		$1,133,559

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.80	$10.97	$10.90	$11.15		$10.86
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.19	$0.22		$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.10)	0.14	(0.22)		0.35
Total from investment operations	$0.09	$0.10	$0.33	$—		$0.56
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)	$(0.22)	$(0.25)		$(0.27)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.27)	$(0.26)	$(0.25)		$(0.27)
Net asset value, end of period (x)	$10.68	$10.80	$10.97	$10.90		$11.15
Total return (%) (r)(s)(t)(x)	0.87	1.01	3.12	0.08		5.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65	1.64	1.65		1.66
Expenses after expense reductions (f)	1.49	1.49	1.52	1.54		1.56
Net investment income	1.75	1.89	1.72	2.00		1.88
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$24,514	$29,351	$30,730	$33,000		$43,999

Class C	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.80	$10.97	$10.90	$11.15		$10.86
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.18	$0.20		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.10)	0.14	(0.21)		0.35
Total from investment operations	$0.08	$0.09	$0.32	$(0.01)		$0.55
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.21)	$(0.24)		$(0.26)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.20)	$(0.26)	$(0.25)	$(0.24)		$(0.26)
Net asset value, end of period (x)	$10.68	$10.80	$10.97	$10.90		$11.15
Total return (%) (r)(s)(t)(x)	0.77	0.91	3.02	(0.03)		5.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.64	1.65		1.66
Expenses after expense reductions (f)	1.59	1.59	1.62	1.65		1.66
Net investment income	1.65	1.78	1.61	1.90		1.78
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$134,650	$150,596	$135,948	$115,495		$161,290

See Notes to Financial Statements

33

Financial Highlights – continued

Class I	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.79	$10.96	$10.89	$11.14		$10.85
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.30	$0.29	$0.31		$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.10)	0.14	(0.21)		0.35
Total from investment operations	$0.19	$0.20	$0.43	$0.10		$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.32)	$(0.35)		$(0.37)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.31)	$(0.37)	$(0.36)	$(0.35)		$(0.37)
Net asset value, end of period (x)	$10.67	$10.79	$10.96	$10.89		$11.14
Total return (%) (r)(s)(x)	1.78	1.92	4.05	0.98		6.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64	0.64	0.65		0.66
Expenses after expense reductions (f)	0.59	0.59	0.62	0.64		0.66
Net investment income	2.62	2.78	2.60	2.89		2.80
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$1,256,542	$914,984	$1,274,021	$976,838		$1,028,060

Class R1	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.81	$10.97	$10.90	$11.15		$10.86
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.18	$0.20		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.11)	(0.09)	0.14	(0.21)		0.35
Total from investment operations	$0.07	$0.10	$0.32	$(0.01)		$0.55
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.21)	$(0.24)		$(0.26)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.20)	$(0.26)	$(0.25)	$(0.24)		$(0.26)
Net asset value, end of period (x)	$10.68	$10.81	$10.97	$10.90		$11.15
Total return (%) (r)(s)(x)	0.67	1.00	3.02	(0.03)		5.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.64	1.65		1.66
Expenses after expense reductions (f)	1.59	1.59	1.62	1.64		1.66
Net investment income	1.66	1.78	1.60	1.89		1.78
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$2,466	$3,584	$4,153	$3,093		$3,310

See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.78	$10.95	$10.88	$11.13		$10.84
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24	$0.23	$0.26		$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.09)	0.15	(0.22)		0.35
Total from investment operations	$0.14	$0.15	$0.38	$0.04		$0.60
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.27)	$(0.29)		$(0.31)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.26)	$(0.32)	$(0.31)	$(0.29)		$(0.31)
Net asset value, end of period (x)	$10.66	$10.78	$10.95	$10.88		$11.13
Total return (%) (r)(s)(x)	1.27	1.41	3.53	0.47		5.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.14	1.14	1.15		1.16
Expenses after expense reductions (f)	1.09	1.09	1.12	1.15		1.16
Net investment income	2.15	2.29	2.12	2.40		2.29
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$48,893	$49,042	$49,623	$42,233		$43,889

Class R3	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.79	$10.95	$10.88	$11.13		$10.84
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.26	$0.29		$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.09)	0.15	(0.22)		0.35
Total from investment operations	$0.16	$0.18	$0.41	$0.07		$0.63
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.30)	$(0.32)		$(0.34)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.28)	$(0.34)	$(0.34)	$(0.32)		$(0.34)
Net asset value, end of period (x)	$10.67	$10.79	$10.95	$10.88		$11.13
Total return (%) (r)(s)(x)	1.52	1.76	3.79	0.72		5.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.89	0.90		0.91
Expenses after expense reductions (f)	0.84	0.84	0.87	0.89		0.91
Net investment income	2.40	2.53	2.36	2.65		2.52
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$90,449	$88,496	$71,742	$48,842		$53,863

See Notes to Financial Statements

35

Financial Highlights – continued

Class R4	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.79	$10.96	$10.88	$11.13		$10.84
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.30	$0.28	$0.31		$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.10)	0.16	(0.22)		0.36
Total from investment operations	$0.19	$0.20	$0.44	$0.09		$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.32)	$(0.34)		$(0.37)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.31)	$(0.37)	$(0.36)	$(0.34)		$(0.37)
Net asset value, end of period (x)	$10.67	$10.79	$10.96	$10.88		$11.13
Total return (%) (r)(s)(x)	1.78	1.92	4.15	0.97		6.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64	0.64	0.65		0.67
Expenses after expense reductions (f)	0.59	0.59	0.61	0.65		0.67
Net investment income	2.64	2.79	2.59	2.90		2.75
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$118,494	$116,248	$150,418	$68,289		$84,048

Class R6 (formerly Class R5) (y)	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.79	$10.96	$10.89	$11.14		$10.85
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.31	$0.30	$0.32		$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.10)	0.14	(0.22)		0.32
Total from investment operations	$0.20	$0.21	$0.44	$0.10		$0.63
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.33)	$(0.35)		$(0.34)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.32)	$(0.38)	$(0.37)	$(0.35)		$(0.34)
Net asset value, end of period (x)	$10.67	$10.79	$10.96	$10.89		$11.14
Total return (%) (r)(s)(x)	1.89	2.03	4.15	1.07		6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.54	0.55		0.57
Expenses after expense reductions (f)	0.48	0.48	0.53	0.55		0.57
Net investment income	2.76	2.90	2.72	2.99		2.82
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$1,422,342	$1,423,635	$1,371,926	$1,542,574		$1,222,616

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529A	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.77	$10.94	$10.87	$11.11		$10.82
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.27	$0.29		$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.10)	0.14	(0.21)		0.34
Total from investment operations	$0.17	$0.18	$0.41	$0.08		$0.63
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.30)	$(0.32)		$(0.34)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.29)	$(0.35)	$(0.34)	$(0.32)		$(0.34)
Net asset value, end of period (x)	$10.65	$10.77	$10.94	$10.87		$11.11
Total return (%) (r)(s)(t)(x)	1.60	1.72	3.84	0.86		5.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.99	0.99	1.00		1.02
Expenses after expense reductions (f)	0.76	0.78	0.81	0.84		0.87
Net investment income	2.47	2.60	2.43	2.72		2.59
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$7,879	$6,132	$4,713	$4,032		$4,909

Class 529B	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.81	$10.97	$10.90	$11.15		$10.86
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.17	$0.20		$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.10)	(0.09)	0.15	(0.22)		0.35
Total from investment operations	$0.07	$0.10	$0.32	$(0.02)		$0.54
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.21)	$(0.23)		$(0.25)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.20)	$(0.26)	$(0.25)	$(0.23)		$(0.25)
Net asset value, end of period (x)	$10.68	$10.81	$10.97	$10.90		$11.15
Total return (%) (r)(s)(t)(x)	0.62	0.95	2.96	(0.08)		5.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.74	1.75		1.76
Expenses after expense reductions (f)	1.64	1.64	1.67	1.69		1.71
Net investment income	1.60	1.74	1.56	1.84		1.73
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$297	$339	$396	$395		$458

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529C	Years ended 4/30
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$10.80	$10.97	$10.90	$11.15		$10.85
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.17	$0.20		$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.10)	0.15	(0.22)		0.36
Total from investment operations	$0.08	$0.09	$0.32	$(0.02)		$0.55
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.21)	$(0.23)		$(0.25)
From net realized gain on investments	—	(0.04)	(0.04)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.20)	$(0.26)	$(0.25)	$(0.23)		$(0.25)
Net asset value, end of period (x)	$10.68	$10.80	$10.97	$10.90		$11.15
Total return (%) (r)(s)(t)(x)	0.72	0.86	2.97	(0.08)		5.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.74	1.75		1.76
Expenses after expense reductions (f)	1.64	1.64	1.67	1.70		1.71
Net investment income	1.59	1.73	1.56	1.84		1.73
Portfolio turnover	40	53	72	52		95
Net assets at end of period (000 omitted)	$3,843	$3,283	$2,933	$2,905		$4,097

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares. Class R6 shares do not pay a 12b-1 distribution fee or sub-accounting costs.

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

39

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

40

Notes to Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$1,137,355,764	$—	$1,137,355,764
Non-U.S. Sovereign Debt	—	29,553,625	—	29,553,625
Municipal Bonds	—	32,024,172	—	32,024,172
U.S. Corporate Bonds	—	1,586,355,071	—	1,586,355,071
Residential Mortgage-Backed Securities	—	901,487,719	—	901,487,719
Commercial Mortgage-Backed Securities	—	255,431,975	—	255,431,975
Asset-Backed Securities (including CDOs)	—	334,960,481	—	334,960,481
Foreign Bonds	—	352,280,193	—	352,280,193
Mutual Funds	175,685,739	—	—	175,685,739
Total Investments	$175,685,739	$4,629,449,000	$—	$4,805,134,739

Other Financial Instruments
Futures Contracts – Assets	$1,872,511	$—	$—	$1,872,511

41

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and futures contracts. The fund’s period end futures contracts, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of the fund’s futures activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$1,872,511

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

42

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Interest Rate	$3,157,585	$—
Equity	—	(1,187,567)
Total	$3,157,585	$(1,187,567)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$1,999,233

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy a specified number of shares or units of a particular

43

Notes to Financial Statements – continued

security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds

44

Notes to Financial Statements – continued

of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not

45

Notes to Financial Statements – continued

perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

46

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/17	4/30/16
Ordinary income (including any short-term capital gains)	$132,051,214	$146,689,639
Long-term capital gains	—	4,978,501
Total distributions	$132,051,214	$151,668,140

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/17
Cost of investments	$4,786,630,703
Gross appreciation	67,017,333
Gross depreciation	(48,513,297)
Net unrealized appreciation (depreciation)	$18,504,036
Undistributed ordinary income	13,064,242
Capital loss carryforwards	(46,155,311)
Other temporary differences	(11,236,400)

As of April 30, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(22,325,330)
Long-Term	(23,829,981)
Total	$(46,155,311)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight

47

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/17	Year ended 4/30/16	Year ended 4/30/17	Year ended 4/30/16
Class A	$50,023,033	$47,093,072	$—	$6,028,919
Class B	557,918	641,334	—	107,619
Class C	2,848,121	2,900,328	—	516,126
Class I	28,391,683	32,483,168	—	3,807,710
Class R1	60,069	80,124	—	14,311
Class R2	1,171,393	1,280,876	—	188,606
Class R3	2,412,185	2,330,965	—	322,360
Class R4	3,539,486	3,672,618	—	446,447
Class R6 (formerly Class R5)	42,786,755	44,346,367	—	5,174,537
Class 529A	187,332	141,152	—	17,306
Class 529B	5,849	7,490	—	1,327
Class 529C	67,390	55,644	—	9,734
Total	$132,051,214	$135,033,138	$—	$16,635,002

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

	Effective Commencement of Period	Effective 8/01/16
First $2.5 billion of average daily net assets	0.50%	0.50%
Next $2.5 billion of average daily net assets	0.45%	0.45%
Average daily net assets in excess of $5 billion	0.45%	0.40%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2017, this management fee reduction amounted to $335,720, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.47% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

48

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)	529A	529B	529C
0.74%	1.49%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.50%	0.79%	1.64%	1.64%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2017. For the year ended April 30, 2017, this reduction amounted to $2,275,788, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $403,368 and $1,304 for the year ended April 30, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$4,564,623
Class B	0.75%	0.25%	1.00%	0.90%	280,091
Class C	0.75%	0.25%	1.00%	1.00%	1,507,950
Class R1	0.75%	0.25%	1.00%	1.00%	31,683
Class R2	0.25%	0.25%	0.50%	0.50%	245,107
Class R3	—	0.25%	0.25%	0.25%	228,556
Class 529A	—	0.25%	0.25%	0.12%	17,292
Class 529B	0.75%	0.25%	1.00%	1.00%	3,180
Class 529C	0.75%	0.25%	1.00%	1.00%	36,805
Total Distribution and Service Fees					$6,915,287

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2017 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2017, this waiver amounted to $1,832,744 and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2017,

49

Notes to Financial Statements – continued

this waiver amounted to $27,978 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2017. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2017, this rebate amounted to $24, $181, $1,998, $3, and $9 for Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2017, were as follows:

Amount
Class A	$67,825
Class B	53,073
Class C	52,226
Class 529B	—
Class 529C	272

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2017, unless MFD elects to extend the waiver. For the year ended April 30, 2017, this waiver amounted to $5,455 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2017, were as follows:

	Fee	Waiver
Class 529A	$6,917	$3,458
Class 529B	318	159
Class 529C	3,677	1,838
Total Program Manager Fees and Waivers	$10,912	$5,455

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

50

Notes to Financial Statements – continued

year ended April 30, 2017, the fee was $217,300, which equated to 0.0046% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,806,419.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2017 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2017, the fee paid by the fund under this agreement was $9,052 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 12, 41, and 90 shares each of Class R1, Class R3, and Class R5, respectively, for an aggregate amount of $1,532. On March 16, 2016, MFS purchased 59,694 shares of Class I for an aggregate amount of $635,146.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended April 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,293,550 and $94,235, respectively. The sales transactions resulted in net realized gains (losses) of $705.

51

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended April 30, 2017, purchases and sales of investments, other than in-kind transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$927,335,752	$748,436,878
Investments (non-U.S. Government securities)	$1,252,667,124	$1,073,490,098

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	71,617,565	$768,759,457	57,293,371	$611,902,933
Class B	371,154	4,016,756	424,782	4,535,891
Class C	3,034,499	32,810,244	4,173,377	44,609,939
Class I	92,648,421	994,616,434	29,684,075	316,915,431
Class R1	82,393	886,322	106,409	1,141,148
Class R2	1,253,524	13,492,039	1,099,913	11,758,217
Class R3	2,713,833	29,104,733	3,330,692	35,653,104
Class R4	5,750,985	61,666,750	4,091,681	43,914,267
Class R6 (formerly Class R5)	14,225,879	152,539,673	14,448,776	155,012,263
Class 529A	261,046	2,792,026	210,405	2,235,114
Class 529B	2,664	28,580	9,019	96,667
Class 529C	160,548	1,730,281	103,982	1,112,429
	192,122,511	$2,062,443,295	114,976,482	$1,228,887,403

Shares issued to shareholders in reinvestment of distributions
Class A	4,033,052	$43,390,964	4,197,193	$44,818,511
Class B	43,415	467,960	58,634	626,862
Class C	207,748	2,238,120	243,934	2,607,345
Class I	1,599,256	17,143,809	1,427,346	15,245,134
Class R1	5,561	59,990	8,826	94,374
Class R2	102,257	1,099,359	132,472	1,413,825
Class R3	223,098	2,399,101	248,499	2,652,177
Class R4	286,489	3,080,891	332,610	3,553,824
Class R6 (formerly Class R5)	3,908,994	42,053,326	4,542,221	48,532,555
Class 529A	17,393	186,678	14,811	157,988
Class 529B	540	5,820	816	8,714
Class 529C	6,216	66,908	6,099	65,202
	10,434,019	$112,192,926	11,213,461	$119,776,511

52

Notes to Financial Statements – continued

	Year ended 4/30/17		Year ended 4/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(85,148,816)	$(911,887,291)	(28,476,935)	$(304,145,347)
Class B	(836,091)	(8,980,932)	(567,699)	(6,080,286)
Class C	(4,574,600)	(49,031,260)	(2,869,105)	(30,691,615)
Class I	(61,261,269)	(662,143,758)	(62,567,302)	(672,154,602)
Class R1	(188,788)	(2,017,608)	(161,957)	(1,733,241)
Class R2	(1,317,663)	(14,184,392)	(1,216,348)	(12,945,625)
Class R3	(2,659,535)	(28,453,748)	(1,924,977)	(20,537,514)
Class R4	(5,702,760)	(61,149,542)	(7,381,847)	(79,334,922)
Class R6 (formerly Class R5)	(16,737,968)	(179,513,655)	(12,265,660)	(130,856,359)
Class 529A	(107,947)	(1,149,687)	(86,866)	(927,053)
Class 529B	(6,763)	(72,669)	(14,521)	(155,729)
Class 529C	(110,840)	(1,189,737)	(73,581)	(786,571)
	(178,653,040)	$(1,919,774,279)	(117,606,798)	$(1,260,348,864)

Net change
Class A	(9,498,199)	$(99,736,870)	33,013,629	$352,576,097
Class B	(421,522)	(4,496,216)	(84,283)	(917,533)
Class C	(1,332,353)	(13,982,896)	1,548,206	16,525,669
Class I	32,986,408	349,616,485	(31,455,881)	(339,994,037)
Class R1	(100,834)	(1,071,296)	(46,722)	(497,719)
Class R2	38,118	407,006	16,037	226,417
Class R3	277,396	3,050,086	1,654,214	17,767,767
Class R4	334,714	3,598,099	(2,957,556)	(31,866,831)
Class R6 (formerly Class R5)	1,396,905	15,079,344	6,725,337	72,688,459
Class 529A	170,492	1,829,017	138,350	1,466,049
Class 529B	(3,559)	(38,269)	(4,686)	(50,348)
Class 529C	55,924	607,452	36,500	391,060
	23,903,490	$254,861,942	8,583,145	$88,315,050

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 10%, 9%, 3%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

53

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2017, the fund’s commitment fee and interest expense were $34,870 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	138,968,711	1,388,885,738	(1,352,168,710)	175,685,739

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(8,069)	$—	$682,151	$175,685,739

(8) Redemptions In-Kind

On July 11, 2016, 22,020,019 shares of the fund were redeemed in-kind for cash and investments and the fund recorded redemption proceeds of portfolio securities and cash valued at $241,779,807. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $10,632,386 for the fund.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Bond Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2017

55

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust IX, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	11,171,832,602.936	252,472,528.667
John A. Caroselli	11,186,044,584.973	238,260,546.630
Maureen R. Goldfarb	11,208,124,346.427	216,180,785.176
David H. Gunning	11,163,246,508.275	261,058,612.718
Michael Hegarty	11,170,568,782.158	253,736,338.835
John P. Kavanaugh	11,208,427,333.961	215,877,787.032
Robert J. Manning	11,189,217,563.222	235,087,557.771
Clarence Otis, Jr.	11,177,063,549.895	247,241,581.708
Maryanne L. Roepke	11,215,816,195.425	208,488,936.178
Robin A. Stelmach	11,209,287,785.516	215,017,346.087
Laurie J. Thomsen	11,198,628,937.494	225,676,194.110

56

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 56)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Joshua Marston
Robert Persons

62

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

63

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

64

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

65

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

66

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code

A copy of the amended Code of Ethics effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2017 and 2016, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Corporate Bond Fund	63,205	61,981
MFS Limited Maturity Fund	54,860	53,800
MFS Municipal Limited Maturity Fund	45,302	44,430
MFS Total Return Bond Fund	66,467	65,179

Total	229,834	225,390

For the fiscal years ended April 30, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	6,988	6,885	0	0
To MFS Limited Maturity Fund	0	0	6,891	6,789	0	0
To MFS Municipal Limited Maturity Fund	0	0	6,314	6,221	0	0
To MFS Total Return Bond Fund	0	0	6,891	6,789	0	0
Total fees billed by Deloitte To above Funds:	0	0	27,084	26,684	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016[4]
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	0	0	0	0	5,000
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	0	0	0	0	5,000
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	0	0	0	0	5,000
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	0	0	0	0	5,000

	Aggregate Fees for Non-audit Services
	2017	2016[4]
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	902,170	11,885
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	902,073	11,789
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	901,496	11,221
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	902,073	11,789

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	Fees reported in 2016 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended April 30, 2016.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: June 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: June 16, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2017

*	Print name and title of each signing officer under his or her signature.